UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05430

SSGA FUNDS

(Exact name of registrant as specified in charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Joshua A. Weinberg, Esq. Vice President and Managing Counsel SSGA Funds Management, Inc. One Lincoln Street Boston, Massachusetts 02111	Timothy W. Diggins, Esq. Ropes & Gray 800 Boylston Street Boston, Massachusetts 02110-2624

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Item 1. Shareholder Report.

Annual Report

31 August 2016

SSGA Funds

SSGA Dynamic Small Cap Fund

SSGA Enhanced Small Cap Fund

State Street Disciplined Emerging Markets Equity Fund

(formerly, SSGA Emerging Markets Fund)

SSGA International Stock Selection Fund

SSGA High Yield Bond Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

SSGA Funds

Annual Report

August 31, 2016

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

SSGA Dynamic Small Cap Fund

Management Discussion of Fund Performance — August 31, 2016 (Unaudited)

The SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities. The Fund’s benchmark is the Russell 2000® Index (the “Index”).

For the 12-month period ended August 31, 2016 (the “Reporting Period”), the total return for Class N shares of the Fund was 9.72%, and the total return for the Index was 8.59%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

At the level of individual stocks, significant contributors to the Fund’s relative performance to the Index through the Reporting Period were overweight positions to MarketAxess Holdings Inc., Ebix, Inc. and Skywest, Inc. The top two contributors to relative performance were firms in the financial sector. Shares of electronic trading platform MarketAxess were generally strong throughout the Reporting Period. MarketAxess shares were significantly rewarded in late July and early August of 2016 after reporting 2016 second-quarter results that exceeded consensus estimates for both revenues and earnings. Insurance software provider Ebix made a comparable contribution over the trailing 12-month period, as the stock widely outperformed the Index over the Reporting Period. Shares of this Atlanta-based company were notably strong in 2016’s first quarter, widely outperforming the Index after reporting a 36% improvement in fiscal year 2015 earnings per share. In the industrials sector, shares of SkyWest, the Utah-based air transportation firm, were generally rewarded throughout 2016. This was particularly true in 2016’s second quarter, when shares rose 32.6%, benefiting from the release of favorable 2016 first-quarter financial results with both revenues and earnings outpacing consensus estimates.

On the negative side, the most significant stock detractors to the Fund’s performance relative to the Index over the Reporting Period resulted from positions within information technology and biotechnology. In 2016’s first quarter, an overweighting to San Francisco-based software-as-a-service company Zendesk, Inc.* negatively affected security selection as the company’s shares fell 20.8% despite reporting financial results generally in line with market expectations after multiple competitors released conservative guidance for the rest of the year. In biotechnology, an overweighting to Dynavax Technologies Corp detracted from relative performance, as the company underperformed the Index through the Reporting Period. Shares of the Berkeley, California-based biopharmaceutical firm were particularly pressured in 2016’s second quarter, following news that the U.S. Food and Drug Administration (FDA) requested extended individual trials’ data for the vaccine Heplisav-B. Additionally, in 2016’s first quarter, an overweighting to Cambridge, Massachusetts-based biopharma company Sarepta Therapeutics detracted from relative performance as the company’s shares fell 49.4% through the period and the company pressured following the release of an FDA briefing document, which questioned the efficacy and interpretability of results for the drug Eteplirsen.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

*	Position no longer held by the Fund as of August 31, 2016.

Dynamic Small Cap Fund	1

SSGA Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2016 (Unaudited)

Objective:  The Fund seeks to maximize total return through investment in equity securities.

Invests in:  At least 80% of net assets (plus borrowings, if any) will be invested in equity securities of companies in the Russell 2000 Index, the Fund’s benchmark.

Strategy:  Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecast.

Past Performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2006.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

See accompanying notes to financial statements.

2	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2016 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2016

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	9.72%	14.90%	5.26%
Russell 2000 Index†	8.59%	12.85%	7.04%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	9.48%	14.77%	5.18%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	3.74%	13.54%	4.62%
Russell 2000 Index†	8.59%	12.85%	7.04%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	9.75%	14.93%	5.28%
Russell 2000 Index†	8.59%	12.85%	7.04%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	9.97%	15.03%	5.32%
Russell 2000 Index†	8.59%	12.85%	7.04%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the Dynamic Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2015 is 2.07%, 2.27%, 2.02% and 1.82% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

Dynamic Small Cap Fund	3

SSGA Dynamic Small Cap Fund

Portfolio Summary (Unaudited)

Top Five Holdings — as of August 31, 2016

Description	Market Value	% of Net Assets
Fair Isaac Corp.	$221,848	0.7
Universal Forest Products, Inc.	201,709	0.6
Science Applications International Corp.	195,386	0.6
Drew Industries, Inc.	190,969	0.6
New Residential Investment Corp. REIT	189,205	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2016*

Industry	% of Net Assets
Banks	7.8%
Real Estate Investment Trusts (REITs)	7.4
Software	6.9
Electronic Equipment, Instruments & Components	5.9
Health Care Equipment & Supplies	4.2
Insurance	4.0
Commercial Services & Supplies	3.7
Hotels, Restaurants & Leisure	3.4
Chemicals	2.9
Thrifts & Mortgage Finance	2.9
IT Services	2.8
Machinery	2.6
Health Care Providers & Services	2.5
Biotechnology	2.5
Building Products	2.2
Household Durables	2.2
Auto Components	2.0
Food Products	1.9
Gas Utilities	1.9
Metals & Mining	1.9
Construction & Engineering	1.8
Professional Services	1.8
Semiconductors & Semiconductor Equipment	1.8
Oil, Gas & Consumable Fuels	1.4
Paper & Forest Products	1.4
Aerospace & Defense	1.3
Independent Power Producers & Energy Traders	1.3
Communications Equipment	1.2

Industry	% of Net Assets
Food & Staples Retailing	1.2%
Health Care Technology	1.2
Airlines	1.1
Energy Equipment & Services	1.1
Internet Software & Services	1.1
Capital Markets	1.0
Specialty Retail	1.0
Diversified Consumer Services	0.9
Internet & Catalog Retail	0.8
Life Sciences Tools & Services	0.8
Trading Companies & Distributors	0.8
Consumer Finance	0.7
Diversified Telecommunication Services	0.7
Electric Utilities	0.5
Multiline Retail	0.5
Diversified Financial Services	0.3
Household Products	0.3
Real Estate Management & Development	0.3
Electrical Equipment	0.2
Personal Products	0.2
Pharmaceuticals	0.2
Air Freight & Logistics	0.1
Containers & Packaging	0.1
Media	0.1
Textiles, Apparel & Luxury Goods	0.1
Wireless Telecommunication Services	0.1
Short-Term Investments	22.3
Liabilities in Excess of Other Assets	(21.3)

Total	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

See accompanying notes to financial statements.

4	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Schedule of Investments — August 31, 2016

Security Description	Shares	Value

Common Stocks - 99.0%
Consumer Discretionary - 11.2%
AMC Entertainment Holdings, Inc. Class A (a)	536	$16,300
American Public Education, Inc. (b)	503	10,397
Big Lots, Inc. (a)	3,046	150,229
Bright Horizons Family Solutions, Inc. (b)	1,771	120,711
Burlington Stores, Inc. (b)	1,235	100,307
Cavco Industries, Inc. (b)	1,261	131,863
Children’s Place, Inc. (a)	1,925	156,695
Cooper-Standard Holding, Inc. (b)	1,496	148,179
Cracker Barrel Old Country Store, Inc. (a)	1,023	155,609
Dave & Buster’s Entertainment, Inc. (a)(b)	2,920	135,634
Denny’s Corp. (a)(b)	10,292	107,551
Diamond Resorts International, Inc. (a)(b)	4,251	128,423
Drew Industries, Inc.	1,875	190,969
Eldorado Resorts, Inc. (a)(b)	1,653	23,076
Ethan Allen Interiors, Inc. (a)	3,925	131,330
Etsy, Inc. (a)(b)	9,622	129,512
Haverty Furniture Cos., Inc. (a)	317	6,340
Installed Building Products, Inc. (b)	1,256	41,925
Interval Leisure Group, Inc.	846	14,720
Isle of Capri Casinos, Inc. (b)	1,050	18,217
Jack in the Box, Inc.	1,684	167,491
K12, Inc. (a)(b)	2,060	24,617
KB Home (a)	8,482	133,167
La-Z-Boy, Inc.	4,879	130,123
LifeLock, Inc. (a)(b)	7,860	130,790
Metaldyne Performance Group, Inc.	2,209	35,057
Modine Manufacturing Co. (b)	2,612	27,975
Nutrisystem, Inc.	4,063	117,096
Papa John’s International, Inc. (a)	1,707	127,735
Party City Holdco, Inc. (b)	1,375	23,952
Shoe Carnival, Inc. (a)	659	19,546
Speedway Motorsports, Inc.	901	16,119
Superior Industries International, Inc. (a)	1,583	46,081
Tenneco, Inc. (a)(b)	1,922	107,305
Texas Roadhouse, Inc. (a)	1,282	56,754
TopBuild Corp. (b)	1,248	42,582
Tower International, Inc.	3,057	74,285
Unifi, Inc. (b)	448	11,661
Universal Electronics, Inc. (b)	2,162	160,053
Vail Resorts, Inc.	602	95,375
Vera Bradley, Inc. (a)(b)	1,399	20,929

		3,486,680

Consumer Staples - 3.6%
Andersons, Inc.	3,262	120,531
B&G Foods, Inc. (a)	1,700	80,716

Security Description	Shares	Value

Casey’s General Stores, Inc. (a)	704	$92,442
Central Garden & Pet Co. Class A (b)	1,645	39,891
Darling Ingredients, Inc. (b)	13,070	184,026
Fresh Del Monte Produce, Inc.	2,360	137,281
HRG Group, Inc. (a)(b)	3,397	54,929
Ingles Markets, Inc. Class A Class A (a)	928	35,106
Medifast, Inc.	657	24,158
Omega Protein Corp. (b)	1,982	49,966
Revlon, Inc. Class A (b)	729	26,383
Sanderson Farms, Inc.	1,452	139,726
SpartanNash Co.	4,134	132,371

		1,117,526

Energy - 2.5%
Archrock, Inc.	3,374	37,181
Callon Petroleum Co. (b)	3,355	48,815
Carrizo Oil & Gas, Inc. (a)(b)	1,265	48,437
Denbury Resources, Inc. (a)	34,337	105,758
Exterran Corp. (a)(b)	1,680	23,738
Fairmount Santrol Holdings, Inc. (a)(b)	3,138	23,315
Helix Energy Solutions Group, Inc. (b)	14,117	105,878
McDermott International, Inc. (a)(b)	7,437	38,896
Parsley Energy, Inc. Class A (b)	2,915	98,673
Renewable Energy Group, Inc. (a)(b)	2,786	24,990
REX American Resources Corp. (a)(b)	386	31,050
RSP Permian, Inc. (a)(b)	1,825	71,266
Unit Corp. (a)(b)	2,984	50,997
US Silica Holdings, Inc.	1,581	62,054

		771,048

Financials - 17.5%
AG Mortgage Investment Trust, Inc. REIT (a)	1,465	23,176
AMERISAFE, Inc.	2,299	137,963
Apollo Commercial Real Estate Finance, Inc. REIT (a)	2,313	37,702
Apollo Residential Mortgage, Inc. REIT	1,212	16,532
Argo Group International Holdings, Ltd.	2,947	167,213
Banc of California, Inc. (a)	1,671	37,297
BancFirst Corp.	384	26,342
Beneficial Bancorp, Inc.	1,261	19,016
Berkshire Hills Bancorp, Inc.	2,514	70,115
Boston Private Financial Holdings, Inc.	10,262	132,175
Capitol Federal Financial, Inc. (a)	3,665	52,703
Cardinal Financial Corp.	3,029	81,329
CenterState Banks, Inc. (a)	1,784	32,076
Central Pacific Financial Corp.	1,200	30,708
Chemical Financial Corp. (a)	1,904	88,022
Cohen & Steers, Inc. (a)	2,841	119,691
Eagle Bancorp, Inc. (a)(b)	2,419	125,207
Employers Holdings, Inc.	3,952	120,417

See accompanying notes to financial statements.

Dynamic Small Cap Fund	5

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

Enstar Group, Ltd. (a)(b)	338	$56,307
Essent Group, Ltd. (b)	5,426	144,223
First American Financial Corp.	2,294	98,848
First Busey Corp. (a)	2,377	55,503
First Citizens BancShares, Inc. Class A	338	96,300
First Commonwealth Financial Corp. (a)	918	9,373
First Merchants Corp.	4,045	109,822
First Midwest Bancorp, Inc.	6,349	124,250
Firstcash, Inc.	872	45,100
German American Bancorp, Inc. (a)	361	13,306
Great Western Bancorp, Inc. (a)	4,299	147,198
Green Dot Corp. Class A (b)	5,896	136,787
Hanmi Financial Corp. (a)	4,204	110,271
Hanover Insurance Group, Inc.	680	53,176
HCI Group, Inc. (a)	631	20,059
Heritage Insurance Holdings, Inc.	906	12,430
Hilltop Holdings, Inc. (b)	7,299	165,249
Horace Mann Educators Corp.	1,562	57,091
Infinity Property & Casualty Corp.	878	73,980
Invesco Mortgage Capital, Inc. REIT	3,212	50,557
KCG Holdings, Inc. Class A (a)(b)	4,047	58,479
Kearny Financial Corp. (a)	2,823	38,647
Lakeland Financial Corp. (a)	1,105	39,603
LegacyTexas Financial Group, Inc.	4,341	131,663
MarketAxess Holdings, Inc.	579	97,585
MGIC Investment Corp. (b)	20,181	163,264
National General Holdings Corp.	1,231	28,054
National Western Life Group, Inc. Class A (a)	226	43,846
New Residential Investment Corp. REIT	13,185	189,205
Northwest Bancshares, Inc. (a)	9,387	145,686
OM Asset Management PLC (a)	1,177	15,890
Oritani Financial Corp. (a)	3,916	62,930
PennyMac Mortgage Investment Trust REIT	2,210	33,680
Peoples Bancorp, Inc. (a)	389	9,247
Provident Financial Services, Inc. (a)	3,339	72,022
Pzena Investment Management, Inc. Class A	834	6,472
Resource Capital Corp. REIT (a)	2,054	27,257
Safety Insurance Group, Inc.	1,533	101,868
Selective Insurance Group, Inc. (a)	4,161	166,024
ServisFirst Bancshares, Inc. (a)	729	38,207
Southside Bancshares, Inc. (a)	1,022	33,573
State Auto Financial Corp. (a)	876	20,113
State Bank Financial Corp. (a)	3,006	69,318
Tompkins Financial Corp. (a)	839	62,027
Towne Bank	3,067	72,964
UMB Financial Corp. (a)	2,891	175,773
Union Bankshares Corp.	2,659	74,000
United Community Banks, Inc.	5,337	111,970
United Fire Group, Inc. (a)	1,799	77,735
Walker & Dunlop, Inc. (b)	4,589	121,609
West Bancorp, Inc.	500	9,815

Security Description	Shares	Value

Westwood Holdings Group, Inc.	274	$13,714
Wintrust Financial Corp.	2,458	136,616
World Acceptance Corp. (a)(b)	944	45,416
WSFS Financial Corp.	2,375	92,388

		5,484,174

Health Care - 11.6%
Achillion Pharmaceuticals, Inc. (a)(b)	1,727	14,265
Acorda Therapeutics, Inc. (a)(b)	579	13,942
Alder Biopharmaceuticals, Inc. (a)(b)	156	5,143
Amedisys, Inc. (a)(b)	373	17,953
Amicus Therapeutics, Inc. (a)(b)	1,326	8,871
AMN Healthcare Services, Inc. (a)(b)	4,864	176,223
ANI Pharmaceuticals, Inc. (b)	238	14,218
ARIAD Pharmaceuticals, Inc. (a)(b)	4,755	49,167
Array BioPharma, Inc. (a)(b)	1,140	3,910
Atrion Corp. (a)	41	18,528
BioTelemetry, Inc. (a)(b)	761	14,056
Cambrex Corp. (a)(b)	2,802	120,010
Cepheid (a)(b)	930	31,918
Chemed Corp. (a)	1,241	167,448
Coherus Biosciences, Inc. (a)(b)	214	6,371
CTI BioPharma Corp. (a)(b)	1,926	757
Dynavax Technologies Corp. (a)(b)	4,442	69,562
Emergent BioSolutions, Inc. (a)(b)	1,542	41,094
Evolent Health, Inc. Class A (b)	621	15,444
Exact Sciences Corp. (a)(b)	2,297	42,426
Exelixis, Inc. (b)	6,040	67,346
FibroGen, Inc. (a)(b)	450	7,790
Galectin Therapeutics, Inc. (b)	250	430
Glaukos Corp. (b)	774	23,096
Halozyme Therapeutics, Inc. (b)	1,183	11,593
Halyard Health, Inc. (b)	3,746	136,542
HealthSouth Corp. (a)	4,549	185,190
Healthways, Inc. (a)(b)	891	22,284
Heska Corp. (b)	525	28,649
HMS Holdings Corp. (b)	3,199	69,770
ICU Medical, Inc. (b)	829	103,434
INC Research Holdings, Inc. Class A (b)	484	21,117
Inogen, Inc. (a)(b)	1,874	108,729
Inovio Pharmaceuticals, Inc. (a)(b)	1,187	10,885
Insmed, Inc. (a)(b)	673	8,715
Integra LifeSciences Holdings Corp. (a)(b)	1,455	125,741
Ironwood Pharmaceuticals, Inc. (a)(b)	1,304	17,395
Kite Pharma, Inc. (a)(b)	321	18,496
Lexicon Pharmaceuticals, Inc. (a)(b)	466	6,468
Ligand Pharmaceuticals, Inc. (a)(b)	198	20,455
MacroGenics, Inc. (a)(b)	365	10,881
Magellan Health, Inc. (b)	319	18,221
Masimo Corp. (b)	2,616	154,710
Merit Medical Systems, Inc. (a)(b)	5,280	127,987
Merrimack Pharmaceuticals, Inc. (a)(b)	979	4,523

See accompanying notes to financial statements.

6	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

MiMedx Group, Inc. (a)(b)	1,104	$7,993
Momenta Pharmaceuticals, Inc. (a)(b)	591	7,104
Myriad Genetics, Inc. (a)(b)	731	14,883
Novavax, Inc. (a)(b)	3,149	21,539
NuVasive, Inc. (b)	2,630	172,186
Omeros Corp. (a)(b)	190	2,041
Omnicell, Inc. (b)	4,017	150,959
Ophthotech Corp. (a)(b)	240	12,674
Orthofix International NV (b)	2,731	123,195
PDL BioPharma, Inc. (a)	7,999	23,277
PRA Health Sciences, Inc. (b)	1,825	92,254
Press Ganey Holdings, Inc. (b)	3,033	122,200
Prothena Corp. PLC (a)(b)	670	33,487
Radius Health, Inc. (a)(b)	324	17,768
Repligen Corp. (a)(b)	468	14,503
Retrophin, Inc. (a)(b)	376	6,024
Sage Therapeutics, Inc. (a)(b)	137	5,092
Sarepta Therapeutics, Inc. (a)(b)	3,403	88,716
Supernus Pharmaceuticals, Inc. (a)(b)	1,166	24,929
Synergy Pharmaceuticals, Inc. (a)(b)	727	3,439
TESARO, Inc. (b)	578	48,951
Triple-S Management Corp. Class B (a)(b)	1,156	25,305
Ultragenyx Pharmaceutical, Inc. (a)(b)	546	35,992
US Physical Therapy, Inc. (a)	541	34,110
Vanda Pharmaceuticals, Inc. (a)(b)	1,947	29,945
Vascular Solutions, Inc. (a)(b)	2,581	124,327
WellCare Health Plans, Inc. (b)	976	109,995
West Pharmaceutical Services, Inc.	1,084	88,704
Xencor, Inc. (a)(b)	1,404	29,667
ZIOPHARM Oncology, Inc. (a)(b)	1,373	6,961

		3,619,973

Industrials - 15.7%
ABM Industries, Inc.	3,997	153,605
ACCO Brands Corp. (a)(b)	5,607	56,070
Air Transport Services Group, Inc. (a)(b)	2,774	40,168
Applied Industrial Technologies, Inc.	1,750	83,160
Argan, Inc. (a)	1,487	71,094
Beacon Roofing Supply, Inc. (b)	2,993	137,618
Brady Corp. Class A	5,045	168,957
Chart Industries, Inc. (b)	1,102	33,192
Comfort Systems USA, Inc.	3,985	113,134
Curtiss-Wright Corp.	1,334	119,927
Deluxe Corp. (a)	1,311	89,371
DigitalGlobe, Inc. (a)(b)	2,927	79,292
EMCOR Group, Inc.	3,236	185,293
EnerSys	1,139	80,163
ESCO Technologies, Inc.	1,912	86,269
Franklin Electric Co., Inc.	4,163	159,235
FTI Consulting, Inc. (a)(b)	1,586	70,244
G&K Services, Inc. Class A	1,631	158,745
Gibraltar Industries, Inc. (b)	4,567	174,277

Security Description	Shares	Value

H&E Equipment Services, Inc. (a)	1,385	$22,063
Harsco Corp.	2,739	27,253
Hawaiian Holdings, Inc. (a)(b)	3,425	160,907
HEICO Corp.	1,330	90,387
HNI Corp. (a)	519	28,981
ICF International, Inc. (b)	1,958	81,942
Insperity, Inc.	2,357	154,501
John Bean Technologies Corp. (a)	1,123	77,128
Kadant, Inc.	441	23,655
Knoll, Inc.	5,027	133,014
Lydall, Inc. (b)	953	45,782
Masonite International Corp. (b)	1,717	114,575
MasTec, Inc. (b)	4,697	138,327
Matthews International Corp. Class A	644	39,612
McGrath RentCorp	2,008	64,196
Mercury Systems, Inc. (a)(b)	4,399	99,769
Miller Industries, Inc.	718	15,875
Mueller Water Products, Inc. Class A	4,088	49,424
MYR Group, Inc. (b)	948	27,492
Navigant Consulting, Inc. (b)	4,846	95,176
NCI Building Systems, Inc. (b)	1,451	21,968
Patrick Industries, Inc. (a)(b)	1,395	89,322
Quad/Graphics, Inc.	4,122	111,665
Rexnord Corp. (b)	2,552	56,425
RPX Corp. (b)	6,256	65,500
Simpson Manufacturing Co., Inc.	1,971	86,488
SkyWest, Inc.	6,483	183,015
Standex International Corp. (a)	1,391	117,108
Tetra Tech, Inc.	4,644	163,933
TriNet Group, Inc. (b)	1,528	32,088
Tutor Perini Corp. (a)(b)	1,353	31,376
Universal Forest Products, Inc.	1,848	201,709
Vectrus, Inc. (b)	692	23,348
Wabash National Corp. (a)(b)	8,742	121,951
WageWorks, Inc. (b)	910	56,229

		4,911,998

Information Technology - 19.5%
8x8, Inc. (b)	2,713	36,002
Advanced Energy Industries, Inc. (b)	2,848	125,170
Advanced Micro Devices, Inc. (a)(b)	15,207	112,532
Anixter International , Inc. (a)(b)	2,397	153,264
Badger Meter, Inc. (a)	603	39,792
Bel Fuse, Inc. Class B	619	14,218
Belden, Inc.	2,411	179,836
Blackbaud, Inc. (a)	1,016	68,448
BroadSoft, Inc. (a)(b)	3,089	141,198
Cardtronics PLC Class A (a)(b)	1,224	54,970
Cirrus Logic, Inc. (a)(b)	1,294	65,670
Coherent, Inc. (b)	1,596	167,867
CommVault Systems, Inc. (a)(b)	1,135	58,498
Convergys Corp. (a)	5,611	167,376
Cornerstone OnDemand, Inc. (b)	1,322	58,062
CSG Systems International, Inc. (a)	2,406	105,190

See accompanying notes to financial statements.

Dynamic Small Cap Fund	7

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

Cvent, Inc. (b)	1,364	$44,576
Ebix, Inc. (a)	3,277	186,789
Ellie Mae, Inc. (a)(b)	1,771	173,328
Envestnet, Inc. (a)(b)	3,330	131,568
ePlus, Inc. (b)	683	61,818
Fabrinet (b)	1,071	41,576
Fair Isaac Corp.	1,734	221,848
Finisar Corp. (a)(b)	8,428	178,505
Gigamon, Inc. (b)	2,914	128,799
HubSpot, Inc. (b)	1,832	102,116
Infoblox, Inc. (a)(b)	5,140	110,304
Insight Enterprises, Inc. (b)	3,996	122,278
Interactive Intelligence Group, Inc. (b)	2,161	129,336
Itron, Inc. (a)(b)	3,213	153,035
Manhattan Associates, Inc. (b)	1,625	98,345
ManTech International Corp. Class A (a)	3,587	143,623
MaxLinear, Inc. Class A (a)(b)	6,979	133,787
MKS Instruments, Inc.	2,411	117,512
MoneyGram International, Inc. (a)(b)	454	3,301
NETGEAR, Inc. (b)	3,036	173,052
NIC, Inc.	3,605	82,843
Novanta, Inc. (b)	1,655	27,953
Paycom Software, Inc. (a)(b)	449	23,052
PC Connection, Inc.	1,154	30,085
Plexus Corp. (b)	3,187	147,080
Progress Software Corp. (a)(b)	4,558	132,228
RealPage, Inc. (b)	3,016	77,632
RingCentral, Inc. Class A (b)	4,936	108,345
Rogers Corp. (b)	2,060	115,175
Sanmina Corp. (b)	6,017	158,127
ScanSource, Inc. (b)	2,894	99,004
Science Applications International Corp.	3,062	195,386
Shutterstock, Inc. (a)(b)	722	41,862
Sykes Enterprises, Inc. (b)	5,252	153,516
Synchronoss Technologies, Inc. (a)(b)	3,866	161,405
Take-Two Interactive Software, Inc. (a)(b)	4,278	185,965
Tech Data Corp. (a)(b)	2,051	152,266
TTM Technologies, Inc. (a)(b)	3,317	35,591
Vishay Intertechnology, Inc. (a)	11,067	156,709

		6,087,813

Materials - 6.3%
AEP Industries, Inc.	207	22,894
AK Steel Holding Corp. (a)(b)	29,130	129,920
Chase Corp. (a)	939	60,443
Clearwater Paper Corp. (a)(b)	2,739	170,010
Cliffs Natural Resources, Inc. (a)(b)	15,935	90,829
Coeur Mining, Inc. (b)	4,496	57,279
FutureFuel Corp. (a)	1,286	15,033
Hawkins, Inc. (a)	442	19,307
HB Fuller Co.	2,532	120,219

Security Description	Shares	Value

Hecla Mining Co. (a)	29,600	$165,168
Innophos Holdings, Inc.	1,109	46,822
Innospec, Inc.	2,257	133,795
Koppers Holdings, Inc. (a)(b)	967	31,563
Minerals Technologies, Inc. (a)	2,398	169,227
Neenah Paper, Inc.	1,985	159,653
PH Glatfelter Co. (a)	5,753	127,544
Rayonier Advanced Materials, Inc. (a)	1,139	14,010
Stepan Co.	1,883	132,300
Trinseo SA	2,538	146,849
Worthington Industries, Inc. (a)	3,983	170,871

		1,983,736

Real Estate - 6.5%
Acadia Realty Trust (a)	3,359	124,083
Alexander’s, Inc. REIT	129	55,471
American Assets Trust, Inc.	2,825	125,148
CareTrust REIT, Inc.	2,292	34,059
CoreSite Realty Corp. REIT (a)	604	47,124
CyrusOne, Inc. REIT (a)	1,608	81,751
DuPont Fabros Technology, Inc. REIT (a)	1,428	60,547
EPR Properties	1,152	90,225
Equity One, Inc.	2,900	90,016
First Industrial Realty Trust, Inc. REIT	2,393	68,847
Franklin Street Properties Corp. REIT	5,824	73,149
GEO Group, Inc.	4,823	96,653
Government Properties Income Trust REIT (a)	1,970	45,901
Gramercy Property Trust REIT (a)	9,270	89,734
Healthcare Realty Trust, Inc. REIT	4,489	157,384
Hudson Pacific Properties, Inc. REIT (a)	2,723	91,139
Medical Properties Trust, Inc. REIT (a)	5,238	79,984
PS Business Parks, Inc.	1,686	186,775
RE/MAX Holdings, Inc. Class A	2,388	99,436
Retail Opportunity Investments Corp. REIT	2,581	57,582
Select Income REIT	3,494	95,351
Summit Hotel Properties, Inc. REIT	8,980	128,414
Urstadt Biddle Properties, Inc. Class A REIT	2,402	54,549

		2,033,322

Telecommunication Services - 0.8%
Consolidated Communications Holdings, Inc. (a)	4,000	96,200
Iridium Communications, Inc. (a)(b)	14,009	116,695
Shenandoah Telecommunications Co. (a)	1,314	33,796

		246,691

See accompanying notes to financial statements.

8	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

Utilities - 3.8%
Chesapeake Utilities Corp.	919	$58,494
New Jersey Resources Corp. (a)	5,283	177,720
NRG Yield, Inc. Class C (a)	8,104	136,471
ONE Gas, Inc. (a)	1,773	108,561
Ormat Technologies, Inc. (a)	2,831	137,021
Otter Tail Corp. (a)	2,450	83,888
Portland General Electric Co.	1,610	67,797
Southwest Gas Corp. (a)	1,186	82,807
Talen Energy Corp. (a)(b)	10,926	150,888
WGL Holdings, Inc. (a)	2,731	171,616

		1,175,263

Total Common Stocks (cost $26,726,112)		30,918,224

Rights - 0.0% (c)
Health Care - 0.0% (c)
Durata Therapeutics, Inc. (CVR) (expiring 12/31/18) (b) (d) (cost $0)	224	—

Warrants - 0.0% (c)
Health Care - 0.0% (c)
Asterias Biotherapeutics, Inc. (expiring 09/30/16) (a) (b) (cost $10)	17	3

Security Description	Shares	Value

Short-Term Investments - 22.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (e)(f)	387,345	$387,345
State Street Navigator Securities Lending Prime Portfolio (e)(g)	6,575,217	6,575,217

Total Short-Term Investments (cost $6,962,562)		6,962,562

Total Investments - 121.3% (cost $33,688,684)		37,880,789

Liabilities in Excess of Other Assets - (21.3)%		(6,644,200)

Net Assets - 100.0%		$31,236,589

(a)	All or a portion of the shares of the security are on loan at August 31, 2016.
(b)	Non-income producing security.
(c)	Amount is less than 0.05% of net assets.
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with the policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of August 31, 2016, the aggregate fair valued security is $0, representing 0.0% of the Fund’s net assets.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended August 31, 2016 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at August 31, 2016.
(g)	Investment of cash collateral for securities loaned.
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

At August 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation

Russell 2000 Mini Index Futures (long)	09/16/2016	3	$371,640	$2,544

During the year ended August 31, 2016, average notional value related to futures contracts was $397,679 or 1% of net assets.

See accompanying notes to financial statements.

Dynamic Small Cap Fund	9

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of August 31, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Assets:

Investments:
Common Stocks
Consumer Discretionary	$3,486,680	$—	$—		$3,486,680
Consumer Staples	1,117,526	—	—		1,117,526
Energy	771,048	—	—		771,048
Financials	5,484,174	—	—		5,484,174
Health Care	3,619,973	—	—		3,619,973
Industrials	4,911,998	—	—		4,911,998
Information Technology	6,087,813	—	—		6,087,813
Materials	1,983,736	—	—		1,983,736
Real Estate	2,033,322	—	—		2,033,322
Telecommunication Services	246,691	—	—		246,691
Utilities	1,175,263	—	—		1,175,263
Rights
Health Care	—	—	0	(a)	0
Warrants
Health Care	3	—	—		3
Short-Term Investments	6,962,562	—	—		6,962,562

Total Investments	$37,880,789	$—	$0		$37,880,789

Other Financial Instruments:
Futures Contracts (b)	2,544	—	—		2,544

Total Investments and Other Financial Instruments	$37,883,333	$—	$0		$37,883,333

(a)	Fund held Level 3 security that was valued at $0 at August 31, 2016.
(b)	Futures Contracts values represent unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 8/31/15	Value at 8/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 8/31/16	Value at 8/31/16	Income	Realized Gain (Loss)

SSGA Prime Money Market Fund	248,619	$248,619	258,639	507,258	—	$—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	410,298	22,953	387,345	387,345	—	—
State Street Navigator Securities Lending Prime Portfolio	5,375,144	5,375,144	13,380,400	12,180,327	6,575,217	6,575,217	30,175	—

See accompanying notes to financial statements.

10	Dynamic Small Cap Fund

SSGA Enhanced Small Cap Fund

Management Discussion of Fund Performance — August 31, 2016 (Unaudited)

SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities. The Fund’s benchmark is the Russell 2000® Index (the “Index”).

For the 12-month period ended August 31, 2016 (the “Reporting Period”), the total return for Class N shares of the Fund was 5.61%, and the total return for the Index was 8.59%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The market environment at the start of the Reporting Period was largely characterized by continued strength in defensive sectors, such as utilities, telecommunications, information technology, and healthcare, which outperformed more cyclical sectors, such as consumer discretionary and especially energy. The price of oil continued to drop dramatically, falling more than 10% per month in both November and December, dragging many of the small cap oil and gas stocks with it.

As typically happens in a “risk-off” environment, when investors favor stocks perceived as safer, the Fund’s stock-selection model’s value factor performs poorly and this was apparent during November and December. However, the model’s factor components that focus on momentum and short-interest (i.e., the quantity of stock shares that investors have sold short but not yet covered or closed out) themes aided performance during these months, primarily by generally keeping the Fund out of stocks with the most negative momentum and highest short interest, which generally underperformed the highest momentum stocks.

At the start of 2016, equity markets continued to struggle, as US economic data indicated weaker economic growth and oil continued to sell off. During January, the Fund outperformed the Index by 61 basis points (0.61%). The Fund’s stock selection model’s focus on high-quality companies was the most significant contributor to outperformance for the month. As February and March progressed, the market rebounded sharply. The Fund’s trend-based stock selection techniques were not able to capture the upside driven by some of the cyclical sectors, leading to poor performance for the remainder of the first quarter.

Unfortunately, the Fund continued to be challenged during 2016’s second quarter. The global commodity recovery and the UK’s referendum on leaving the European Union (commonly referred to as “Brexit”) increased volatility. During April, the Fund struggled, as most components of the Fund’s model did not perform well. The momentum and quality investment themes were the most significant detractors from performance. As the equity markets started to strengthen into May, the Fund’s portfolio had a much higher exposure to undervalued stocks identified by the model’s value factor. However, this positioning significantly hurt performance, as the markets favored stocks perceived as less risky, amid hawkish Fed rhetoric about interest rates in May and the impact of the Brexit vote in June. As a result, the Fund underperformed the Index by -191 basis points (-1.91%) during the second quarter of 2016.

The market continued to push higher during the remaining two months of the Reporting Period. The Fund’s model’s value factor captured a portion of this upside. However, this was not enough to offset the poor performance from the trend- and quality-based themes.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Enhanced Small Cap Fund	11

SSGA Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2016 (Unaudited)

Objective:  The Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Invests in:  At least 80% of net assets (plus borrowings, if any) will be invested in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index.

Strategy:  The Fund attempts to create a portfolio with similar characteristics to the Russell 2000 Index, the Fund’s benchmark, with potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the Russell 2000 Index.

Past Performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2006.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

See accompanying notes to financial statements.

12	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2016 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2016

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	5.61%	13.48%	6.41%
Russell 2000 Index†	8.59%	12.85%	7.04%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	5.36%	13.24%	6.18%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	-0.18%	12.03%	5.61%
Russell 2000 Index†	8.59%	12.85%	7.04%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	5.61%	13.49%	6.41%
Russell 2000 Index†	8.59%	12.85%	7.04%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	5.83%	13.59%	6.45%
Russell 2000 Index†	8.59%	12.85%	7.04%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the Enhanced Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2015 is 1.47%, 1.67%, 1.42%, and 1.22% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Enhanced Small Cap Fund	13

SSGA Enhanced Small Cap Fund

Portfolio Summary (Unaudited)

Top Five Holdings — as of August 31, 2016

Description	Market Value	% of Net Assets
Curtiss-Wright Corp.	$253,248	0.7
New Residential Investment Corp. REIT	247,164	0.7
HealthSouth Corp.	238,805	0.6
Science Applications International Corp.	235,523	0.6
Essent Group, Ltd.	230,581	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2016*

Industry	% of Net Assets
Banks	9.8%
Real Estate Investment Trusts (REITs)	8.6
Biotechnology	4.3
Hotels, Restaurants & Leisure	3.7
Software	3.7
Machinery	3.3
Semiconductors & Semiconductor Equipment	3.3
Specialty Retail	3.1
Health Care Equipment & Supplies	2.9
Commercial Services & Supplies	2.8
Chemicals	2.7
Electronic Equipment, Instruments & Components	2.7
Health Care Providers & Services	2.6
IT Services	2.6
Thrifts & Mortgage Finance	2.6
Communications Equipment	2.3
Insurance	2.3
Internet Software & Services	2.3
Professional Services	1.8
Auto Components	1.7
Building Products	1.6
Pharmaceuticals	1.6
Energy Equipment & Services	1.5
Oil, Gas & Consumable Fuels	1.5
Construction & Engineering	1.4
Food Products	1.4
Electric Utilities	1.3
Household Durables	1.3
Media	1.3
Metals & Mining	1.3
Capital Markets	1.2

Industry	% of Net Assets
Aerospace & Defense	1.1%
Food & Staples Retailing	0.9
Health Care Technology	0.9
Diversified Consumer Services	0.8
Real Estate Management & Development	0.8
Diversified Telecommunication Services	0.7
Gas Utilities	0.7
Independent Power Producers & Energy Traders	0.7
Life Sciences Tools & Services	0.7
Trading Companies & Distributors	0.7
Air Freight & Logistics	0.6
Internet & Catalog Retail	0.6
Leisure Equipment & Products	0.6
Multi-Utilities	0.6
Construction Materials	0.5
Textiles, Apparel & Luxury Goods	0.5
Airlines	0.4
Paper & Forest Products	0.4
Personal Products	0.4
Road & Rail	0.4
Electrical Equipment	0.3
Consumer Finance	0.2
Technology Hardware, Storage & Peripherals	0.2
Wireless Telecommunication Services	0.2
Containers & Packaging	0.1
Diversified Financial Services	0.1
Marine	0.1
Multiline Retail	0.1
Short-Term Investment	1.2
Liabilities in Excess of Other Assets	(0.0)**

Total	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

14	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments — August 31, 2016

Security Description	Shares	Value

Common Stocks - 98.8%
Consumer Discretionary - 13.8%
1-800-Flowers.com, Inc. Class A (a)	6,405	$59,182
Aaron’s, Inc.	6,472	157,658
AMC Entertainment Holdings, Inc. Class A	1,460	44,399
American Axle & Manufacturing Holdings, Inc. (a)	486	8,330
American Eagle Outfitters, Inc.	8,568	158,851
American Public Education, Inc. (a)	1,599	33,051
Big Lots, Inc.	977	48,186
BJ’s Restaurants, Inc. (a)	1,637	65,022
Bloomin’ Brands, Inc.	9,355	182,797
Bob Evans Farms, Inc.	3,307	135,587
Boyd Gaming Corp. (a)	4,618	90,051
Caleres, Inc.	6,155	159,661
Capella Education Co.	1,091	64,282
Carrols Restaurant Group, Inc. (a)	7,766	104,530
Cato Corp. Class A	2,409	82,580
Cavco Industries, Inc. (a)	1,069	111,785
Cheesecake Factory, Inc.	122	6,272
Chico’s FAS, Inc.	16,354	207,369
Citi Trends, Inc.	416	8,133
Collectors Universe, Inc.	253	4,842
Cooper Tire & Rubber Co.	3,725	126,613
Cooper-Standard Holding, Inc. (a)	1,022	101,229
Culp, Inc.	1,202	38,115
Dana, Inc.	1,104	15,920
Dave & Buster’s Entertainment, Inc. (a)	455	21,135
Delta Apparel, Inc. (a)	299	5,286
Denny’s Corp. (a)	2,682	28,027
Drew Industries, Inc.	998	101,646
Eldorado Resorts, Inc. (a)	3,513	49,041
Express, Inc. (a)	6,118	72,376
Fossil Group, Inc. (a)	444	12,681
Gerber Scientific, Inc. (a)(b)	600	—
Gray Television, Inc. (a)	11,208	125,866
Haverty Furniture Cos., Inc.	1,976	39,520
Helen of Troy, Ltd. (a)	1,383	124,940
Iconix Brand Group, Inc. (a)	5,844	49,089
Intrawest Resorts Holdings, Inc. (a)	4,015	59,904
Isle of Capri Casinos, Inc. (a)	6,499	112,758
Jack in the Box, Inc.	91	9,051
Johnson Outdoors, Inc. Class A	1,395	46,942
K12, Inc. (a)	13,122	156,808
Kirkland’s, Inc. (a)	3,014	37,765
La Quinta Holdings, Inc. (a)	6,794	78,471
La-Z-Boy, Inc.	6,734	179,596
Libbey, Inc.	1,849	32,783
Liberty TripAdvisor Holdings, Inc. Class A Class A (a)	8,245	171,578
Malibu Boats, Inc. Class A (a)	7,137	97,705
Marcus Corp.	2,972	70,139

Security Description	Shares	Value

MCBC Holdings, Inc.	1,487	$17,755
Modine Manufacturing Co. (a)	10,480	112,241
Monarch Casino & Resort, Inc. (a)	2,971	70,680
Movado Group, Inc.	2,520	57,204
National CineMedia, Inc.	10,459	156,362
Nautilus, Inc. (a)	953	22,195
New Media Investment Group, Inc.	213	3,404
New York Times Co. Class A	15,692	203,054
Oxford Industries, Inc.	570	35,574
Pier 1 Imports, Inc.	7,298	33,644
Potbelly Corp. (a)	4,627	59,966
Reading International, Inc. Class A (a)	606	8,199
Regis Corp. (a)	2,557	32,141
Rent-A-Center, Inc.	1,318	16,106
Ruth’s Hospitality Group, Inc.	10,038	150,168
Salem Media Group, Inc.	1,453	9,139
Shoe Carnival, Inc.	3,242	96,158
Smith & Wesson Holding Corp. (a)	304	8,558
Sonic Corp.	1,078	30,928
Stoneridge, Inc. (a)	5,452	94,483
Tenneco, Inc. (a)	66	3,685
Tile Shop Holdings, Inc. (a)	2,841	44,177
Tilly’s, Inc. Class A (a)	6,897	60,280
Tower International, Inc.	2,886	70,130
TRI Pointe Group, Inc. (a)	2,235	30,307
Wolverine World Wide, Inc.	396	9,468

		5,133,558

Consumer Staples - 2.9%
Darling Ingredients, Inc. (a)	13,402	188,700
Dean Foods Co.	8,499	146,268
Fresh Del Monte Produce, Inc.	1,146	66,663
Lancaster Colony Corp.	196	26,368
Medifast, Inc.	2,119	77,915
Natural Health Trends Corp.	477	15,331
Nutraceutical International Corp. (a)	1,598	40,477
Omega Protein Corp. (a)	2,382	60,050
Performance Food Group Co. (a)	136	3,495
Revlon, Inc. Class A (a)	942	34,091
Seaboard Corp. (a)	6	19,410
Seneca Foods Corp. Class A (a)	694	20,473
SpartanNash Co.	6,340	203,007
SUPERVALU, Inc. (a)	31,062	170,220
Village Super Market, Inc. Class A	198	6,334

		1,078,802

Energy - 3.0%
Adams Resources & Energy, Inc.	542	20,108
Archrock, Inc.	14,343	158,060
California Resources Corp.	232	2,304
Callon Petroleum Co. (a)	2,625	38,194
Contango Oil & Gas Co. (a)	2,663	25,725
Denbury Resources, Inc. (a)	4,738	14,593

See accompanying notes to financial statements.

Enhanced Small Cap Fund	15

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

DHT Holdings, Inc.	12,577	$54,207
EP Energy Corp. Class A (a)	1,010	4,161
Frontline, Ltd.	583	4,460
Matrix Service Co. (a)	5,872	108,573
McDermott International, Inc. (a)	1,462	7,646
Northern Oil and Gas, Inc. (a)	2,951	9,561
Oasis Petroleum, Inc. (a)	10,494	99,483
Overseas Shipholding Group, Inc. Class A	4,130	44,769
Parker Drilling Co. (a)	17,507	37,640
Pioneer Energy Services Corp. (a)	19,642	65,408
RigNet, Inc. (a)	2,380	30,036
Sanchez Energy Corp. (a)	2,307	19,817
Scorpio Tankers, Inc.	8,679	42,440
SemGroup Corp. Class A	4,161	129,407
Teekay Corp.	1,299	9,392
TETRA Technologies, Inc. (a)	21,263	128,641
Unit Corp. (a)	353	6,033
W&T Offshore, Inc. (a)	2,639	4,513
Westmoreland Coal Co. (a)	3,396	26,047
Willbros Group, Inc. (a)	4,502	8,734

		1,099,952

Financials - 20.5%
AG Mortgage Investment Trust, Inc. REIT	2,735	43,268
Allegiance Bancshares, Inc. (a)	170	4,463
American Capital Mortgage Investment Corp. REIT	3,763	64,178
AMERISAFE, Inc.	1,937	116,239
Anworth Mortgage Asset Corp. REIT	34,776	170,055
Apollo Commercial Real Estate Finance, Inc. REIT	9,808	159,870
Apollo Residential Mortgage, Inc. REIT	11,902	162,343
Ares Commercial Real Estate Corp. REIT	12,001	150,853
Banc of California, Inc.	783	17,477
BancorpSouth, Inc.	6,215	154,753
Berkshire Hills Bancorp, Inc.	6,161	171,830
BGC Partners, Inc. Class A	19,882	174,365
Brookline Bancorp, Inc.	14,222	169,811
Capital City Bank Group, Inc.	442	6,184
Capitol Federal Financial, Inc.	2,448	35,202
Capstead Mortgage Corp.	13,452	133,444
Cathay General Bancorp	2,406	75,597
CenterState Banks, Inc.	7,170	128,917
Central Pacific Financial Corp.	1,862	47,649
Central Valley Community Bancorp	464	7,127
Chemical Financial Corp.	267	12,343
CNO Financial Group, Inc.	12,715	206,619
Columbia Banking System, Inc.	244	8,062
CYS Investments, Inc. REIT	20,585	181,354
Dynex Capital, Inc. REIT	888	6,527

Security Description	Shares	Value

Essent Group, Ltd. (a)	8,675	$230,581
EverBank Financial Corp.	455	8,731
EZCORP, Inc. Class A (a)	5,706	59,057
Federated National Holding Co.	174	3,179
Fidelity & Guaranty Life	281	6,688
Fifth Street Asset Management, Inc.	1,613	9,872
First Bancorp/Southern Pines	1,404	28,150
First Busey Corp.	895	20,898
First Business Financial Services, Inc.	468	10,661
First Commonwealth Financial Corp.	18,308	186,925
First Financial Bancorp	4,355	94,939
First Midwest Bancorp, Inc.	10,331	202,178
First NBC Bank Holding Co. (a)	2,652	34,635
Flagstar Bancorp, Inc. (a)	2,398	67,336
FNB Corp.	17,388	217,176
Fulton Financial Corp.	14,678	212,244
GAIN Capital Holdings, Inc.	3,501	22,511
Genworth Financial, Inc. Class A (a)	15,398	72,833
Great Southern Bancorp, Inc.	1,265	53,244
Great Western Bancorp, Inc.	6,072	207,905
Hancock Holding Co.	531	17,327
Hanmi Financial Corp.	302	7,921
Heartland Financial USA, Inc.	301	10,932
Heritage Financial Corp.	758	14,008
Heritage Oaks Bancorp	485	3,914
Hilltop Holdings, Inc. (a)	9,160	207,382
HomeStreet, Inc. (a)	928	24,184
Horace Mann Educators Corp.	2,026	74,050
Horizon Bancorp	136	3,809
Huntington Bancshares, Inc.	11,681	116,922
IBERIABANK Corp.	1,419	97,585
Independent Bank Corp.	349	5,692
International Bancshares Corp.	460	13,639
Invesco Mortgage Capital, Inc. REIT	13,488	212,301
Investors Bancorp, Inc.	598	7,326
James River Group Holdings, Ltd.	1,409	51,485
KCG Holdings, Inc. Class A (a)	2,514	36,327
Ladder Capital Corp. REIT	319	4,236
Lakeland Bancorp, Inc.	1,038	14,169
Maiden Holdings, Ltd.	9,588	132,410
MainSource Financial Group, Inc.	1,607	38,777
Manning & Napier, Inc.	2,362	18,140
MB Financial, Inc.	1,121	43,921
Mercantile Bank Corp.	424	11,363
Meta Financial Group, Inc.	1,733	106,666
MGIC Investment Corp. (a)	5,471	44,260
Midland States Bancorp, Inc.	172	4,186
National Bank Holdings Corp. Class A	325	7,781
National General Holdings Corp.	7,331	167,073
Nelnet, Inc. Class A	152	5,381
New Residential Investment Corp. REIT	17,224	247,164
New York Mortgage Trust, Inc. REIT	764	4,615
NMI Holdings, Inc. Class A (a)	1,031	8,186
Old National Bancorp	1,341	18,989

See accompanying notes to financial statements.

16	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

OM Asset Management PLC	12,388	$167,238
Oritani Financial Corp.	538	8,646
Pacific Premier Bancorp, Inc. (a)	450	12,145
PennyMac Financial Services, Inc. Class A (a)	1,632	27,010
PennyMac Mortgage Investment Trust REIT	7,252	110,520
PHH Corp. (a)	4,660	71,298
Piper Jaffray Cos. (a)	372	16,509
Preferred Bank	1,865	65,368
PrivateBancorp, Inc.	2,607	119,792
Prosperity Bancshares, Inc.	136	7,544
Provident Financial Services, Inc.	703	15,164
QCR Holdings, Inc.	280	8,742
Radian Group, Inc.	16,154	221,471
Selective Insurance Group, Inc.	181	7,222
Shore Bancshares, Inc.	629	7,315
Simmons First National Corp. Class A	862	43,264
Southwest Bancorp, Inc.	2,187	42,821
Sterling Bancorp	429	7,658
Stewart Information Services Corp.	159	7,279
TriCo Bancshares	283	7,652
Triumph Bancorp, Inc. (a)	565	10,803
Umpqua Holdings Corp.	13,972	229,420
Union Bankshares Corp.	2,558	71,189
United Community Banks, Inc.	10,305	216,199
United Community Financial Corp.	2,682	17,460
United Financial Bancorp, Inc.	4,492	62,843
United Fire Group, Inc.	250	10,802
United Insurance Holdings Corp.	417	6,568
Webster Financial Corp.	1,237	47,785
Westwood Holdings Group, Inc.	179	8,959

		7,597,080

Health Care - 12.9%
Acceleron Pharma, Inc. (a)	2,365	70,974
Accuray, Inc. (a)	8,687	46,302
Aduro Biotech, Inc. (a)	1,953	27,518
Aerie Pharmaceuticals, Inc. (a)	2,009	38,894
Amedisys, Inc. (a)	2,910	140,058
American Renal Associates Holdings, Inc. (a)	2,328	49,423
AngioDynamics, Inc. (a)	1,632	26,993
ANI Pharmaceuticals, Inc. (a)	565	33,753
Applied Genetic Technologies Corp. (a)	7,002	89,486
Aptevo Therapeutics, Inc. (a)	1,725	4,692
Aratana Therapeutics, Inc. (a)	5,243	46,505
ARIAD Pharmaceuticals, Inc. (a)	16,234	167,860
Array BioPharma, Inc. (a)	6,618	22,700
Atrion Corp.	25	11,298
BioCryst Pharmaceuticals, Inc. (a)	6,845	28,133
BioSpecifics Technologies Corp. (a)	383	14,014
BioTelemetry, Inc. (a)	2,905	53,655
Cambrex Corp. (a)	1,755	75,167

Security Description	Shares	Value

Cantel Medical Corp.	1,608	$121,581
Cara Therapeutics, Inc. (a)	1,466	7,946
Catalent, Inc. (a)	2,045	51,595
Celldex Therapeutics, Inc. (a)	1,419	4,711
Civitas Solutions, Inc. (a)	2,183	39,687
Collegium Pharmaceutical, Inc. (a)	433	3,607
Concert Pharmaceuticals, Inc. (a)	2,614	25,408
CorVel Corp. (a)	121	4,651
Corvus Pharmaceuticals, Inc. (a)	578	7,890
Cotiviti Holdings, Inc. (a)	3,005	99,886
Cynosure, Inc. Class A (a)	3,574	186,170
Depomed, Inc. (a)	981	19,904
Dermira, Inc. (a)	1,521	47,212
Dynavax Technologies Corp. (a)	2,952	46,228
Emergent BioSolutions, Inc. (a)	3,450	91,942
Enanta Pharmaceuticals, Inc. (a)	423	9,302
Epizyme, Inc. (a)	5,274	38,553
Esperion Therapeutics, Inc. (a)	465	5,008
Exelixis, Inc. (a)	4,244	47,321
FibroGen, Inc. (a)	227	3,929
Five Prime Therapeutics, Inc. (a)	3,996	175,744
Geron Corp. (a)	4,470	12,024
Globus Medical, Inc. Class A (a)	198	4,600
HealthSouth Corp.	5,866	238,805
Heron Therapeutics, Inc. (a)	220	4,092
HMS Holdings Corp. (a)	10,442	227,740
Horizon Pharma PLC (a)	2,549	47,921
ICU Medical, Inc. (a)	410	51,156
Immune Design Corp. (a)	5,958	42,004
Impax Laboratories, Inc. (a)	110	2,661
INC Research Holdings, Inc. Class A (a)	3,654	159,424
Infinity Pharmaceuticals, Inc. (a)	4,041	6,142
Innoviva, Inc.	1,007	11,168
Insys Therapeutics, Inc. (a)	2,986	42,610
Integra LifeSciences Holdings Corp. (a)	72	6,222
Intra-Cellular Therapies, Inc. (a)	491	19,807
K2M Group Holdings, Inc. (a)	2,433	38,733
Karyopharm Therapeutics, Inc. (a)	1,574	15,661
Lannett Co., Inc. (a)	740	25,056
LeMaitre Vascular, Inc.	8,489	156,028
Lexicon Pharmaceuticals, Inc. (a)	2,772	38,475
Lion Biotechnologies, Inc. (a)	856	6,814
MacroGenics, Inc. (a)	376	11,209
Magellan Health, Inc. (a)	2,853	162,963
Merit Medical Systems, Inc. (a)	7,830	189,799
Myriad Genetics, Inc. (a)	1,565	31,863
Natus Medical, Inc. (a)	327	12,724
Nektar Therapeutics (a)	4,974	88,786
NuVasive, Inc. (a)	180	11,785
Ocular Therapeutix, Inc. (a)	1,255	8,019
OncoMed Pharmaceuticals, Inc. (a)	665	6,643
Ophthotech Corp. (a)	134	7,077
OraSure Technologies, Inc. (a)	17,584	150,695

See accompanying notes to financial statements.

Enhanced Small Cap Fund	17

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

OvaScience, Inc. (a)	1,217	$7,412
Owens & Minor, Inc.	5,017	172,434
Pacific Biosciences of California, Inc. (a)	3,488	29,055
PDL BioPharma, Inc.	37,719	109,762
Prothena Corp. PLC (a)	218	10,896
Puma Biotechnology, Inc. (a)	156	9,227
Quorum Health Corp. (a)	2,999	18,444
RadNet, Inc. (a)	7,785	52,627
Raptor Pharmaceutical Corp. (a)	2,395	17,843
Reata Pharmaceuticals, Inc. Class A (a)	863	16,457
Regulus Therapeutics, Inc. (a)	2,412	7,646
Repligen Corp. (a)	959	29,719
Rigel Pharmaceuticals, Inc. (a)	2,512	8,465
Rockwell Medical, Inc. (a)	475	3,448
RTI Surgical, Inc. (a)	1,084	3,480
Sage Therapeutics, Inc. (a)	2,462	91,513
Sangamo BioSciences, Inc. (a)	2,056	8,820
Sarepta Therapeutics, Inc. (a)	527	13,739
SciClone Pharmaceuticals, Inc. (a)	7,594	76,472
Sucampo Pharmaceuticals, Inc. Class A (a)	1,777	19,476
SurModics, Inc. (a)	981	27,929
Synergy Pharmaceuticals, Inc. (a)	3,068	14,512
Teligent, Inc. (a)	1,318	9,780
Tetraphase Pharmaceuticals, Inc. (a)	6,020	22,876
TG Therapeutics, Inc. (a)	711	4,515
Triple-S Management Corp. Class B (a)	284	6,217
Ultragenyx Pharmaceutical, Inc. (a)	333	21,951
US Physical Therapy, Inc.	156	9,836
Utah Medical Products, Inc.	374	23,566
Vanda Pharmaceuticals, Inc. (a)	6,093	93,710
vTv Therapeutics, Inc. Class A (a)	1,159	6,548
Zafgen, Inc. (a)	1,977	5,911
ZIOPHARM Oncology, Inc. (a)	3,683	18,673

		4,797,365

Industrials - 14.4%
AAR Corp.	2,676	65,856
ABM Industries, Inc.	1,854	71,249
ACCO Brands Corp. (a)	17,862	178,620
Aegion Corp. (a)	5,360	99,267
Air Transport Services Group, Inc. (a)	1,831	26,513
Albany International Corp. Class A	121	5,122
Allied Motion Technologies, Inc.	1,673	37,693
American Woodmark Corp. (a)	549	47,763
ArcBest Corp.	411	7,525
Astronics Corp. (a)	1,571	70,396
AZZ, Inc.	147	9,765
Barnes Group, Inc.	3,508	145,021
Beacon Roofing Supply, Inc. (a)	1,059	48,693
CLARCOR, Inc.	872	57,090
Comfort Systems USA, Inc.	3,312	94,028

Security Description	Shares	Value

Continental Building Products, Inc. (a)	8,017	$178,058
Costamare, Inc.	2,910	25,608
Curtiss-Wright Corp.	2,817	253,248
EMCOR Group, Inc.	3,729	213,523
EnerSys	977	68,761
Ennis, Inc.	7,535	124,930
Federal Signal Corp.	10,671	139,897
Gibraltar Industries, Inc. (a)	2,943	112,305
Global Brass & Copper Holdings, Inc.	5,555	155,929
GMS, Inc. (a)	2,268	55,498
H&E Equipment Services, Inc.	2,844	45,305
Harsco Corp.	2,948	29,333
Hawaiian Holdings, Inc. (a)	1,625	76,342
Herman Miller, Inc.	6,227	224,608
Hub Group, Inc. Class A (a)	4,474	182,315
IES Holdings, Inc. (a)	459	7,606
Insteel Industries, Inc.	1,248	41,558
Interface, Inc.	3,292	58,203
Kadant, Inc.	1,751	93,924
Kforce, Inc.	3,353	64,881
Knight Transportation, Inc.	247	6,941
Knoll, Inc.	152	4,022
Lydall, Inc. (a)	3,604	173,136
Marten Transport, Ltd.	2,714	58,541
Mistras Group, Inc. (a)	3,275	76,864
Moog, Inc. Class A (a)	165	9,733
MRC Global, Inc. (a)	6,334	92,920
Mueller Industries, Inc.	4,176	144,323
Mueller Water Products, Inc. Class A	13,825	167,144
MYR Group, Inc. (a)	2,996	86,884
Navigant Consulting, Inc. (a)	722	14,180
NCI Building Systems, Inc. (a)	9,813	148,569
Neff Corp. Class A (a)	927	8,705
On Assignment, Inc. (a)	410	15,461
PAM Transportation Services, Inc. (a)	2,871	56,846
Quad/Graphics, Inc.	6,976	188,980
Resources Connection, Inc.	9,095	137,244
RPX Corp. (a)	8,933	93,528
SkyWest, Inc.	2,141	60,440
SP Plus Corp. (a)	612	15,300
SPX Corp. (a)	4,488	85,003
Steelcase, Inc. Class A	11,444	170,973
Supreme Industries, Inc. Class A	1,878	32,377
TriNet Group, Inc. (a)	3,342	70,182
TrueBlue, Inc. (a)	7,999	174,778
Universal Forest Products, Inc.	746	81,426
Wabash National Corp. (a)	634	8,844
WageWorks, Inc. (a)	98	6,055
West Corp.	412	9,653
YRC Worldwide, Inc. (a)	2,438	28,256

		5,343,741

Information Technology - 17.1%
ACI Worldwide, Inc. (a)	330	6,303
Advanced Energy Industries, Inc. (a)	5,055	222,167

See accompanying notes to financial statements.

18	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

Advanced Micro Devices, Inc. (a)	2,159	$15,977
American Software, Inc. Class A	1,236	12,867
Amkor Technology, Inc. (a)	10,858	98,808
Aspen Technology, Inc. (a)	4,609	209,525
Bankrate, Inc. (a)	3,958	31,031
Barracuda Networks, Inc. (a)	6,173	143,214
Belden, Inc.	2,326	173,496
Benchmark Electronics, Inc. (a)	6,926	167,055
Black Box Corp.	1,378	19,223
Brightcove, Inc. (a)	6,567	84,649
CACI International, Inc. Class A (a)	499	49,581
Callidus Software, Inc. (a)	2,858	55,217
Cardtronics PLC Class A (a)	110	4,940
Ciena Corp. (a)	319	6,843
Coherent, Inc. (a)	202	21,246
Cohu, Inc.	1,217	13,229
comScore, Inc. (a)	463	14,284
Comtech Telecommunications Corp.	2,417	31,155
Convergys Corp.	2,853	85,105
Cray, Inc. (a)	2,125	48,662
Cvent, Inc. (a)	1,876	61,308
Datalink Corp. (a)	3,964	38,609
DHI Group, Inc. (a)	17,419	134,823
Digi International, Inc. (a)	5,244	60,149
EarthLink Holdings Corp.	19,723	125,635
ExlService Holdings, Inc. (a)	105	5,374
Finisar Corp. (a)	3,234	68,496
FormFactor, Inc. (a)	5,327	55,134
Gigamon, Inc. (a)	4,767	210,701
Hackett Group, Inc.	2,031	33,207
HubSpot, Inc. (a)	344	19,175
Inphi Corp. (a)	489	21,061
Insight Enterprises, Inc. (a)	3,086	94,432
Integrated Device Technology, Inc. (a)	4,326	86,909
Intersil Corp. Class A	1,739	34,328
Ixia (a)	15,988	184,342
IXYS Corp.	3,771	43,819
Lionbridge Technologies, Inc. (a)	3,260	15,876
Liquidity Services, Inc. (a)	11,922	119,220
Marchex, Inc. Class B (a)	4,522	12,481
MaxLinear, Inc. Class A (a)	1,689	32,378
MeetMe, Inc. (a)	27,450	158,112
Methode Electronics, Inc.	2,606	95,510
Mitek Systems, Inc. (a)	1,011	7,855
Monotype Imaging Holdings, Inc.	5,015	105,816
NeoPhotonics Corp. (a)	8,565	127,875
NETGEAR, Inc. (a)	1,250	71,250
Oclaro, Inc. (a)	2,364	18,628
PC Connection, Inc.	987	25,731
Perficient, Inc. (a)	8,083	161,417
Photronics, Inc. (a)	2,446	23,384
Plexus Corp. (a)	2,590	119,528
Power Integrations, Inc.	2,355	137,532
Progress Software Corp. (a)	1,367	39,657

Security Description	Shares	Value

QAD, Inc. Class A	3,151	$73,009
Qualys, Inc. (a)	2,519	86,654
Radisys Corp. (a)	2,467	12,113
RetailMeNot, Inc. (a)	4,901	55,430
RingCentral, Inc. Class A (a)	8,588	188,507
Rubicon Project, Inc. (a)	8,231	69,963
Rudolph Technologies, Inc. (a)	2,240	39,290
Sanmina Corp. (a)	7,312	192,159
Science Applications International Corp.	3,691	235,523
Semtech Corp. (a)	7,821	208,039
ShoreTel, Inc. (a)	7,811	62,644
Silicon Graphics International Corp. (a)	5,988	46,167
Silver Spring Networks, Inc. (a)	4,230	57,739
Sonus Networks, Inc. (a)	12,663	109,155
Stratasys, Ltd. (a)	794	16,944
Sykes Enterprises, Inc. (a)	4,970	145,273
Synaptics, Inc. (a)	328	18,686
Tech Data Corp. (a)	1,247	92,577
Travelport Worldwide, Ltd.	12,894	177,035
Viavi Solutions, Inc. (a)	28,006	217,887
Xcerra Corp. (a)	5,910	34,633
XO Group, Inc. (a)	2,534	47,234
Zix Corp. (a)	19,664	74,920

		6,325,910

Materials - 5.0%
AEP Industries, Inc.	397	43,908
AK Steel Holding Corp. (a)	6,101	27,210
Calgon Carbon Corp.	6,308	91,466
Century Aluminum Co. (a)	1,552	9,747
Chase Corp.	533	34,309
Chemtura Corp. (a)	5,010	150,250
Clearwater Paper Corp. (a)	625	38,794
Cliffs Natural Resources, Inc. (a)	798	4,549
Coeur Mining, Inc. (a)	871	11,096
Commercial Metals Co.	7,807	121,165
FutureFuel Corp.	5,241	61,267
Handy & Harman, Ltd. (a)	542	12,114
HB Fuller Co.	4,761	226,052
Headwaters, Inc. (a)	9,383	170,114
Innophos Holdings, Inc.	830	35,043
Innospec, Inc.	545	32,308
Kaiser Aluminum Corp.	692	58,979
Koppers Holdings, Inc. (a)	5,769	188,300
Minerals Technologies, Inc.	56	3,952
OMNOVA Solutions, Inc. (a)	2,302	23,020
Ryerson Holding Corp. (a)	981	11,860
Schweitzer-Mauduit International, Inc.	2,780	109,198
Stepan Co.	2,092	146,984
SunCoke Energy, Inc.	7,100	46,292
Worthington Industries, Inc.	4,952	212,441

		1,870,418

See accompanying notes to financial statements.

Enhanced Small Cap Fund	19

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

Real Estate - 5.0%
Agree Realty Corp.	112	$5,375
Alexander’s, Inc. REIT	15	6,450
Altisource Portfolio Solutions SA (a)	1,592	51,867
American Assets Trust, Inc.	873	38,674
Armada Hoffler Properties, Inc. REIT	7,780	107,208
CareTrust REIT, Inc.	5,251	78,030
CatchMark Timber Trust, Inc. Class A	363	4,247
Chatham Lodging Trust REIT	337	6,986
Cousins Properties, Inc.	8,597	94,739
DiamondRock Hospitality Co.	765	8,101
GEO Group, Inc.	132	2,645
Gramercy Property Trust REIT	544	5,266
HFF, Inc. Class A	6,815	182,710
Hudson Pacific Properties, Inc. REIT	175	5,857
Kite Realty Group Trust	7,588	219,141
Mack-Cali Realty Corp.	2,032	56,408
Marcus & Millichap, Inc. (a)	672	17,506
Medical Properties Trust, Inc. REIT	980	14,965
New York REIT, Inc.	20,157	194,717
Pennsylvania Real Estate Investment Trust	4,585	115,038
Physicians Realty Trust REIT	5,140	110,047
RMR Group, Inc. Class A	782	30,146
Saul Centers, Inc.	1,086	71,980
Silver Bay Realty Trust Corp. REIT	10,150	193,155
STAG Industrial, Inc. REIT	402	9,982
Summit Hotel Properties, Inc. REIT	647	9,252
Sunstone Hotel Investors, Inc. REIT	13,786	191,489
Universal Health Realty Income Trust	71	4,373

		1,836,354

Telecommunication Services - 0.9%
Cincinnati Bell, Inc. (a)	29,226	122,165
Spok Holdings, Inc.	3,338	55,244
Vonage Holdings Corp. (a)	27,439	159,420

		336,829

Utilities - 3.3%
ALLETE, Inc.	201	11,919
Atlantic Power Corp.	2,379	6,138
Avista Corp.	5,077	206,228

Security Description	Shares	Value

Chesapeake Utilities Corp.	1,167	$74,280
Dynegy, Inc. (a)	4,521	57,281
El Paso Electric Co.	503	22,982
IDACORP, Inc.	2,639	200,749
NorthWestern Corp.	66	3,816
NRG Yield, Inc. Class A	6,606	106,291
PNM Resources, Inc.	5,768	183,365
Portland General Electric Co.	676	28,466
Southwest Gas Corp.	2,338	163,239
Spark Energy, Inc. Class A	1,108	32,121
Spire, Inc.	723	46,778
Talen Energy Corp. (a)	2,003	27,661
TerraForm Power, Inc. Class A (a)	4,550	58,421

		1,229,735

Total Common Stocks (cost $32,496,295)		36,649,744

Short-Term Investment - 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (c)(d) (cost $456,643)	456,643	456,643

Total Investments - 100.0% (cost $32,952,938)		37,106,387

Liabilities in Excess of Other Assets - (0.0)% (e)		(15,964)

Net Assets - 100.0%		$37,090,423

(a)	Non-income producing security.
(b)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with the policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of August 31, 2016, the aggregate fair valued security is $0, representing 0.0% of the Fund’s net assets.
(c)	The rate shown is the annualized seven-day yield at August 31, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended August 31, 2016 are shown in the Affiliate Table below.
(e)	Amount is less than 0.05% of net assets.
REIT	Real Estate Investment Trust

At August 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation

Russell 2000 Mini Index Futures (long)	09/16/2016	3	$371,640	$24,304

During the year ended August 31, 2016, average notional value related to futures contracts was $749,161 or 2% of net assets.

See accompanying notes to financial statements.

20	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of August 31, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Assets:

Investments:
Common Stocks
Consumer Discretionary	$5,133,558	$—	$0	(a)	$5,133,558
Consumer Staples	1,078,802	—	—		1,078,802
Energy	1,099,952	—	—		1,099,952
Financials	7,597,080	—	—		7,597,080
Health Care	4,797,365	—	—		4,797,365
Industrials	5,343,741	—	—		5,343,741
Information Technology	6,325,910	—	—		6,325,910
Materials	1,870,418	—	—		1,870,418
Real Estate	1,836,354	—	—		1,836,354
Telecommunication Services	336,829	—	—		336,829
Utilities	1,229,735	—	—		1,229,735
Short-Term Investment	456,643	—	—		456,643

Total Investments	$37,106,387	$—	$0		$37,106,387

Other Financial Instruments:
Futures Contracts (b)	24,304	—	—		24,304

Total Investments and Other Financial Instruments	$37,130,691	$—	$0		$37,130,691

(a)	Fund held Level 3 security that was valued at $0 at August 31, 2016.
(b)	Futures Contracts value represents unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 8/31/15	Value at 8/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 8/31/16	Value at 8/31/16	Income	Realized Gain (Loss)

SSGA Prime Money Market Fund	992,460	$992,460	135,888	1,128,348	—	$—	$77	$—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	664,922	208,279	456,643	456,643	3	—

See accompanying notes to financial statements.

Enhanced Small Cap Fund	21

State Street Disciplined Emerging Markets Equity Fund

Management Discussion of Fund Performance — August 31, 2016 (Unaudited)

The State Street Disciplined Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI® Emerging Markets Index (the “Index”).

For the 12-month period ended August 31, 2016 (the “Reporting Period”), the total return for Class N shares of the Fund was 3.83% and the total return for the Index was 11.83% (Net). The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Adviser primarily uses a stock selection model in managing the Fund’s investments. During the Reporting Period, our investment process focused on stocks with lower overall volatility characteristics, potentially creating a lower overall portfolio beta. We anticipate this could benefit the portfolio in down markets moving forward.

For the Reporting Period, security selection as well as country allocation detracted from relative performance against the Index. At the level of individual stocks, significant detractors to the Fund’s relative performance were in the chemicals industry, overweight positions to Ciech SA, PT AKR Corporindo, and MISC Bhd. In 2016’s second quarter, shares of Polish chemical company Ciech SA fell over 29%, with lower soda prices pressuring operating results on the firm’s quarterly earnings statement. An overweighting to Indonesian specialty chemicals company PT AKR Corporindo also reduced relative performance, as shares were pressured in the first quarter as well as over the second quarter of 2016, following the release of relatively weak earnings for the preceding period. In manufacturing, shares of MISC Bhd, the Malaysian transportation company, fell 18% in 2016’s second quarter, and were particularly pressured in May, following the release of first-quarter 2016 results showing declines in both revenues and core earnings.

On the positive side, notable contributors to Fund performance Index included positions in India and Russia. In India, overweightings to Bharat Petroleum and Indraprastha Gas Limited positively affected the Fund’s performance. Shares of Bharat Petroleum were particularly rewarded in 2016’s second quarter, returning over 18% with the release of strong results for the preceding period, which included net profits outpacing estimates by approximately 11%. Shares of Indraprastha Gas were specifically strong in August, returning 24% and receiving multiple favorable analyst reports leading up to the firm’s quarterly earnings release during the month. In Russia, an underweighting to Magnit PJSC made a positive contribution to the Fund’s performance. The retail store operator underperformed in 2016 and was notably challenged during 2016’s second quarter, following the release of first-quarter results that included earnings widely missing consensus estimates.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

22	Disciplined Emerging Markets Equity Fund

State Street Disciplined Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis — August 31, 2016 (Unaudited)

Objective:  The Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Invests in:  At least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund’s Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index (the “Index”), the Fund’s benchmark.

Strategy:  The Fund invests in securities of issuers located in emerging market countries. The Fund’s management team will evaluate the countries’ economic and political climates with prospects for sustained macro and micro economic growth.

Past Performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2006.

†	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.

See accompanying notes to financial statements.

Disciplined Emerging Markets Equity Fund	23

State Street Disciplined Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2016 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2016

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	3.83%	-3.14%	1.54%
MSCI Emerging Markets Index (Net)†	11.83%	-0.42%	3.90%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	3.35%	-3.31%	1.38%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	-2.12%	-4.35%	0.83%
MSCI Emerging Markets Index (Net)†	11.83%	-0.42%	3.90%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	3.70%	-3.13%	1.54%
MSCI Emerging Markets Index (Net)†	11.83%	-0.42%	3.90%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	4.07%	-3.04%	1.59%
MSCI Emerging Markets Index (Net)†	11.83%	-0.42%	3.90%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the Emerging Markets Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2015 is 1.42%, 1.62%, 1.37% and 1.17% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

24	Disciplined Emerging Markets Equity Fund

State Street Disciplined Emerging Markets Equity Fund

Portfolio Summary (Unaudited)

Top Five Holdings — as of August 31, 2016

Description	Market Value	% of Net Assets
Tencent Holdings, Ltd.	$4,039,876	3.6
Emirates Telecommunications Group Co. PJSC	3,424,018	3.1
Bharat Petroleum Corp., Ltd.	3,334,195	3.0
Telekomunikasi Indonesia Persero Tbk PT	3,226,260	2.9
China Mobile, Ltd.	3,145,357	2.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2016*

Industry	% of Net Assets
Diversified Telecommunication Services	16.2%
Banks	12.7
Oil, Gas & Consumable Fuels	5.8
Transportation Infrastructure	5.0
Wireless Telecommunication Services	4.3
Technology Hardware, Storage & Peripherals	3.8
Semiconductors & Semiconductor Equipment	3.7
Real Estate Management & Development	3.7
Internet Software & Services	3.6
Food Products	3.2
Automobiles	3.0
Pharmaceuticals	2.9
Diversified Financial Services	2.8
Electric Utilities	2.5
Chemicals	2.4
Construction & Engineering	1.8
IT Services	1.8
Marine	1.6
Personal Products	1.6
Electronic Equipment, Instruments & Components	1.5

Industry	% of Net Assets
Health Care Providers & Services	1.5%
Household Durables	1.5
Multi-Utilities	1.4
Tobacco	1.4
Trading Companies & Distributors	1.3
Airlines	0.9
Real Estate Investment Trusts (REITs)	0.8
Media	0.7
Water Utilities	0.7
Life Sciences Tools & Services	0.6
Software	0.6
Textiles, Apparel & Luxury Goods	0.6
Building Products	0.5
Gas Utilities	0.5
Industrial Conglomerates	0.4
Commercial Services & Supplies	0.3
Specialty Retail	0.2
Thrifts & Mortgage Finance	0.1
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(0.1)

Total	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

Disciplined Emerging Markets Equity Fund	25

State Street Disciplined Emerging Markets Equity Fund

Schedule of Investments — August 31, 2016

Security Description	Shares	Value

Common Stocks - 97.9%
Brazil - 0.3%
Itausa - Investimentos Itau SA Preference Shares	124,500	$331,568

Chile - 0.9%
Engie Energia Chile SA	620,203	1,051,446

China - 15.7%
Best Pacific International Holdings, Ltd.	132,000	107,199
China Communications Services Corp., Ltd. Class H	3,032,000	1,782,253
China Mobile, Ltd.	254,700	3,145,357
China Railway Construction Corp., Ltd. Class H	1,678,000	2,052,738
China Vanke Co., Ltd. Class H	402,500	1,032,510
Guangdong Provincial Expressway Development Co., Ltd. Class B	366,600	231,088
Guangzhou Automobile Group Co., Ltd. Class H	1,228,000	1,690,616
iDreamsky Technology, Ltd. ADR (a)(b)	16,200	224,532
Jiangsu Expressway Co., Ltd. Class H	540,000	758,745
Shandong Zhonglu Oceanic Fisheries Co., Ltd. Class B (b)	255,600	221,414
Tencent Holdings, Ltd.	155,300	4,039,876
Wuxi Little Swan Co., Ltd. Class B	252,750	928,237
Zhejiang Expressway Co., Ltd. Class H	1,126,000	1,255,538

		17,470,103

Czech Republic - 2.8%
O2 Czech Republic A/S	247,193	2,311,702
Pegas Nonwovens SA	13,756	452,183
Philip Morris CR A/S	615	323,635

		3,087,520

Egypt - 0.5%
Commercial International Bank Egypt SAE	103,677	570,810

Greece - 0.5%
Aegean Airlines SA	42,381	330,917
Motor Oil Hellas Corinth Refineries SA	20,381	229,386

		560,303

Hungary - 2.9%
Magyar Telekom Telecommunications PLC	307,410	479,473
OTP Bank PLC	16,417	428,854

Security Description	Shares	Value
Richter Gedeon Nyrt	111,768	$2,292,816

		3,201,143

India - 12.2%
Akzo Nobel India, Ltd.	9,099	233,691
Aurobindo Pharma, Ltd.	50,430	595,529
Bajaj Auto, Ltd.	26,947	1,198,472
Bharat Petroleum Corp., Ltd.	370,546	3,334,195
Bharti Infratel, Ltd.	18,000	94,274
Divi’s Laboratories, Ltd.	32,423	640,278
Finolex Industries, Ltd.	32,187	233,532
Indiabulls Housing Finance, Ltd.	12,776	156,280
Indraprastha Gas, Ltd.	50,389	602,795
Infosys, Ltd.	106,896	1,653,400
Jagran Prakashan, Ltd.	122,782	347,427
Kajaria Ceramics, Ltd.	27,340	514,957
Marico, Ltd.	331,401	1,442,488
Mphasis, Ltd. (b)	37,192	315,107
Polaris Consulting & Services, Ltd. (b)	8,927	24,500
Reliance Industries, Ltd.	83,973	1,329,123
Torrent Pharmaceuticals, Ltd.	14,986	365,184
Vardhman Textiles, Ltd.	4,342	64,955
Zee Entertainment Enterprises, Ltd.	58,332	469,914

		13,616,101

Indonesia - 6.2%
AKR Corporindo Tbk PT	2,970,800	1,494,918
Bank Central Asia Tbk PT	168,000	190,607
Bank Rakyat Indonesia Persero Tbk PT	561,600	493,226
Bank Tabungan Negara Persero Tbk PT	9,755,300	1,478,187
Telekomunikasi Indonesia Persero Tbk PT	10,165,400	3,226,260

		6,883,198

Malaysia - 7.0%
IGB Real Estate Investment Trust	726,500	304,537
IHH Healthcare Bhd	792,700	1,278,328
Malayan Banking Bhd	282,700	545,115
MISC Bhd	775,100	1,444,891
Padini Holdings Bhd	291,500	203,414
PPB Group Bhd	143,100	567,389
Public Bank Bhd	479,800	2,342,508
Scientex Bhd	750,000	1,155,838
YTL Power International Bhd	44,100	16,202

		7,858,222

Mexico - 1.5%
Fibra Uno Administracion S.A. de C.V. REIT	174,000	336,404

See accompanying notes to financial statements.

26	Disciplined Emerging Markets Equity Fund

State Street Disciplined Emerging Markets Equity Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

Gruma S.A.B. de C.V. Class B	49,695	$661,265
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	37,700	374,361
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (b)	190,300	247,303

		1,619,333

Philippines - 5.9%
Cebu Air, Inc.	283,630	721,325
Filinvest Land, Inc.	11,039,000	454,875
Globe Telecom, Inc.	27,390	1,158,028
JG Summit Holdings, Inc.	239,720	401,291
Manila Water Co., Inc.	1,340,900	805,777
Metro Pacific Investments Corp.	20,778,700	3,085,924

		6,627,220

Poland - 2.0%
Asseco Poland SA	31,509	459,613
Netia SA	146,639	175,966
Neuca SA	5,046	467,372
Polski Koncern Naftowy Orlen SA	51,058	849,149
Polskie Gornictwo Naftowe i Gazownictwo SA	186,109	253,805

		2,205,905

Qatar - 6.1%
Commercial Bank QSC	82,126	947,256
Ooredoo QSC	96,621	2,725,082
Qatar Electricity & Water Co. QSC	25,996	1,545,617
Qatar National Bank SAQ	35,850	1,604,776

		6,822,731

South Africa - 0.5%
Nedbank Group, Ltd. (a)	28,894	405,876
Standard Bank Group, Ltd. (a)	18,382	166,466

		572,342

South Korea - 8.5%
Korea Electric Power Corp.	33,245	1,729,336
KT Corp.	41,215	1,168,066
KT&G Corp.	12,184	1,278,501
LG Household & Health Care, Ltd.	438	373,577
Samsung Electronics Co., Ltd.	1,610	2,339,193
Samsung Electronics Co., Ltd. Preference Shares	1,600	1,899,910
Woori Bank	71,400	678,780

		9,467,363

Taiwan - 10.6%
Chunghwa Telecom Co., Ltd.	731,000	2,626,306

Security Description	Shares		Value
E.Sun Financial Holding Co., Ltd.		1,009,800	$568,063
Formosa Plastics Corp.		405,000	999,401
Greatek Electronics, Inc.		212,000	258,231
Hon Hai Precision Industry Co., Ltd.		422,410	1,171,494
ITEQ Corp.		359,000	399,951
Powertech Technology, Inc.		302,000	788,062
Sampo Corp.		896,000	499,809
Taiwan Semiconductor Manufacturing Co., Ltd.		565,782	3,138,231
Taiwan Shin Kong Security Co., Ltd.		288,000	362,150
Uni-President Enterprises Corp.		237,960	449,965
Wisdom Marine Lines Co., Ltd. (b)		313,000	323,057
Zeng Hsing Industrial Co., Ltd.		55,000	273,002

			11,857,722

Thailand - 7.5%
Advanced Info Service PCL		96,000	458,985
Airports of Thailand PCL		245,400	2,849,903
GFPT PCL		1,478,400	674,805
Krung Thai Bank PCL		4,369,600	2,398,417
Thai Oil PCL		219,500	448,632
Thai Vegetable Oil PCL		1,056,400	1,022,357
Thanachart Capital PCL		424,700	490,763

			8,343,862

Turkey - 0.4%
Tofas Turk Otomobil Fabrikasi A/S		61,228	450,497

United Arab Emirates - 5.9%
Aldar Properties PJSC		3,503,376	2,632,468
Dubai Islamic Bank PJSC		360,493	535,866
Emirates Telecommunications Group Co. PJSC		636,798	3,424,018

			6,592,352

Total Common Stocks (cost $85,643,079)			109,189,741

	Principal Amount

Convertible Foreign Bond - 0.0% (c)
Oman - 0.0% (c)
Bank Muscat SAOG 3.50%, 3/19/2018 (cost $0)	OMR	46,703	12,130

See accompanying notes to financial statements.

Disciplined Emerging Markets Equity Fund	27

State Street Disciplined Emerging Markets Equity Fund

Schedule of Investments, continued — August 31, 2016

	Shares	Value

Short-Term Investments - 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (d)(e)	1,907,188	$1,907,188
State Street Navigator Securities Lending Prime Portfolio (d)(f)	554,832	554,832

Total Short-Term Investments (cost $2,462,020)		2,462,020

Total Investments - 100.1% (cost $88,105,099)		111,663,891

Liabilities in Excess of Other Assets - (0.1)%		(85,844)

Net Assets - 100.0%		$111,578,047

(a)	All or a portion of the shares of the security are on loan at August 31, 2016.
(b)	Non-income producing security.
(c)	Amount is less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended August 31, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at August 31, 2016.
(f)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
OMR	Omani Rial
REIT	Real Estate Investment Trust

At August 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation

Mini MSCI Emerging Markets (long)	09/16/2016	59	$2,619,305	$(51,915)

During the year ended August 31, 2016, average notional value related to futures contracts was $2,182,070 or 2% of net assets.

See accompanying notes to financial statements.

28	Disciplined Emerging Markets Equity Fund

State Street Disciplined Emerging Markets Equity Fund

Schedule of Investments, continued — August 31, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of August 31, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Assets:

Investments:
Common Stocks
Brazil	$331,568	$—	$—	$331,568
Chile	1,051,446	—	—	1,051,446
China	17,470,103	—	—	17,470,103
Czech Republic	3,087,520	—	—	3,087,520
Egypt	570,810	—	—	570,810
Greece	560,303	—	—	560,303
Hungary	3,201,143	—	—	3,201,143
India	13,616,101	—	—	13,616,101
Indonesia	6,883,198	—	—	6,883,198
Malaysia	7,858,222	—	—	7,858,222
Mexico	1,619,333	—	—	1,619,333
Philippines	6,627,220	—	—	6,627,220
Poland	2,205,905	—	—	2,205,905
Qatar	6,822,731	—	—	6,822,731
South Africa	572,342	—	—	572,342
South Korea	9,467,363	—	—	9,467,363
Taiwan	11,857,722	—	—	11,857,722
Thailand	—	8,343,862	—	8,343,862
Turkey	450,497	—	—	450,497
United Arab Emirates	6,592,352	—	—	6,592,352
Convertible Foreign Bond	—	12,130	—	12,130
Short-Term Investments	2,462,020	—	—	2,462,020

Total Investments	$103,307,899	$8,355,992	$—	$111,663,891

Liabilities:

Other Financial Instruments:
Futures Contracts (a)	$(51,915)	$—	$—	$(51,915)

Total Other Financial Instruments	$(51,915)	$—	$—	$(51,915)

(a)	Futures Contracts value represents unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 8/31/15	Value at 8/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 8/31/16	Value at 8/31/16	Income	Realized Gain (Loss)

SSGA Prime Money Market Fund	327,928	$327,928	4,179,019	4,506,947	—	$—	$156	$—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	2,465,661	558,473	1,907,188	1,907,188	9	—
State Street Navigator Securities Lending Prime Portfolio	4,543,293	4,543,293	12,767,661	16,756,122	554,832	554,832	12,793	—

See accompanying notes to financial statements.

Disciplined Emerging Markets Equity Fund	29

SSGA International Stock Selection Fund

Management Discussion of Fund Performance — August 31, 2016 (Unaudited)

The SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund’s benchmark is the MSCI EAFE Index (the “Index”).

For the 12-month period ended August 31, 2016 (the “Reporting Period”), the total return for Class N shares of the Fund was -2.61%, and the total return for the Index was -0.12% (Net). The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the Index during the Reporting Period. Stock selection primarily drove relative performance, while country allocations had, by design, relatively little overall impact. Overall performance was dragged down in 2015’s final quarter by an underperforming value factor within the Fund’s stock selection model. The Fund started 2016 with strong relative performance against the Index, driven by quality and investor sentiment factors within the Fund’s model, as the markets turned risk averse. The broad sell-off continued through mid-February before markets clawed back most of the losses of the first six weeks of 2016, as investors favored stocks viewed as riskier. This made most factors within the Fund’s model across all regions slightly underperform the Index over February and March. In April and May 2016, outperformance was driven by strong relative returns in the Asia-Pacific region, with all factors within the Fund’s model contributing positively. The story was similar for Europe in May. In June, the vote on the UK leaving the European Union (commonly referred to as “Brexit”) caused a flight to safety and underperformance in value, wiping away the Fund’s relative gains from May and June. Underperformance in July and August were driven by investor sentiment in Europe, dragging down the Fund’s overall relative returns in the region.

The Fund invested in equity futures to equitize cash flows during the Reporting Period, which had little effect on Fund performance.

On an individual stock level, the top contributors to the Fund’s performance were overweight positions in two European companies, Vestas Wind Systems A/S, and Boliden AB, along with Japan’s Nippon Telegraph and Telephone (NTT) Corporation. In the industrials sector, Denmark’s Vestas Wind Systems had very strong performance over the Reporting Period, beating consensus earnings estimates in three out of four quarters. Telecommunications company NTT reported poor, below-consensus 2015 third-quarter earnings, but then beat estimates in the following three quarters, with very strong second-quarter year-over-year earnings growth. In the materials sector, Sweden’s Boliden enjoyed strong performance from mid-February through June, as the materials sector rallied from lows.

The largest detractors to the Fund’s performance relative to the Index were overweight allocations to two UK financial companies, Man Group and Barclays, and UK telecommunications company BT Group. All three experienced significant sell-offs following the UK Brexit referendum. Earnings estimates were revised lower as the market digested the impact of Brexit on companies exposed to and operating in the UK.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

30	International Stock Selection Fund

SSGA International Stock Selection Fund

Portfolio Management Discussion and Analysis — August 31, 2016 (Unaudited)

Objective:  The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Invests In:  At least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI EAFE Index, the Fund’s benchmark.

Strategy:  The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi- factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

Past Performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2006.

†

The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

See accompanying notes to financial statements.

International Stock Selection Fund	31

SSGA International Stock Selection Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2016 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2016

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-2.61%	4.99%	0.80%
MSCI EAFE Index (Net dividend)†	-0.12%	5.00%	1.71%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-2.89%	4.77%	0.59%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	-7.99%	3.65%	0.05%
MSCI EAFE Index (Net dividend)†	-0.12%	5.00%	1.71%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-2.60%	5.01%	0.81%
MSCI EAFE Index (Net dividend)†	-0.12%	5.00%	1.71%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-2.44%	5.09%	0.84%
MSCI EAFE Index (Net dividend)†	-0.12%	5.00%	1.71%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the International Stock Selection Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2015 is 1.22%, 1.42%, 1.17% and 0.97% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†

The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

32	International Stock Selection Fund

SSGA International Stock Selection Fund

Portfolio Summary (Unaudited)

Top Five Holdings — as of August 31, 2016

Description	Market Value	% of Net Assets
Novartis AG	$8,592,812	2.8
Roche Holding AG	7,816,814	2.6
ING Groep NV	7,455,245	2.4
Sanofi	6,916,946	2.3
Deutsche Telekom AG	6,541,455	2.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2016*

Industry	% of Net Assets
Pharmaceuticals	10.8%
Banks	8.8
Insurance	6.4
Diversified Telecommunication Services	5.5
Metals & Mining	4.4
Food & Staples Retailing	3.9
Electrical Equipment	3.6
Food Products	3.5
Automobiles	3.2
Household Durables	3.1
Auto Components	2.9
Road & Rail	2.9
Electric Utilities	2.7
Oil, Gas & Consumable Fuels	2.7
Airlines	2.3
Real Estate Investment Trusts (REITs)	2.2
Media	2.1
Paper & Forest Products	2.0
Hotels, Restaurants & Leisure	1.9
Wireless Telecommunication Services	1.8
Real Estate Management & Development	1.6
Chemicals	1.5
Construction Materials	1.5
Construction & Engineering	1.4

Industry	% of Net Assets
Capital Markets	1.3
Health Care Equipment & Supplies	1.3
Life Sciences Tools & Services	1.3
Gas Utilities	1.1
Multi-Utilities	1.1
Commercial Services & Supplies	1.0
Beverages	0.9
Electronic Equipment, Instruments & Components	0.9
Trading Companies & Distributors	0.9
Building Products	0.8
Software	0.8
Textiles, Apparel & Luxury Goods	0.8
Multiline Retail	0.5
Personal Products	0.5
Tobacco	0.5
Household Products	0.4
Professional Services	0.4
Technology Hardware, Storage & Peripherals	0.4
IT Services	0.3
Short-Term Investments	2.1
Other Assets in Excess of Liabilities	0.2

Total	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

See accompanying notes to financial statements.

International Stock Selection Fund	33

SSGA International Stock Selection Fund

Schedule of Investments — August 31, 2016

Security Description	Shares	Value

Common Stocks - 97.7%
Australia - 9.8%
Asaleo Care, Ltd.	1,297,223	$1,467,267
AusNet Services	3,869,618	5,002,125
CSR, Ltd.	1,793,267	4,649,670
Downer EDI, Ltd.	822,071	3,027,356
Independence Group NL	600,157	1,655,347
Qantas Airways, Ltd.	1,989,008	4,843,280
Scentre Group REIT	511,583	1,910,867
Star Entertainment Group, Ltd.	342,173	1,517,245
Stockland REIT	432,428	1,576,208
Suncorp Group, Ltd.	234,412	2,239,151
Woodside Petroleum, Ltd.	90,159	1,939,941

		29,828,457

Denmark - 2.1%
Vestas Wind Systems A/S	78,481	6,510,774

Finland - 1.1%
UPM-Kymmene OYJ	161,461	3,243,632

France - 9.3%
AXA SA	202,070	4,242,010
Christian Dior SE	14,697	2,541,035
Cie Generale des Etablissements Michelin	27,540	2,927,568
Peugeot SA (a)	388,671	5,733,608
Renault SA	14,208	1,161,840
Sanofi	89,779	6,916,946
TOTAL SA	51,767	2,468,535
Ubisoft Entertainment SA (a)	61,842	2,417,118

		28,408,660

Germany - 8.9%
Bayer AG	57,270	6,130,740
Continental AG	15,446	3,237,375
Deutsche Telekom AG	391,744	6,541,455
Evonik Industries AG	88,870	2,987,284
METRO AG	180,235	5,347,748
OSRAM Licht AG (b)	20,595	1,078,338
Suedzucker AG	70,922	1,851,964

		27,174,904

Hong Kong - 5.3%
BOC Hong Kong Holdings, Ltd.	388,500	1,359,679
Hongkong Land Holdings, Ltd.	739,300	4,798,057
Link REIT	474,000	3,446,139
Truly International Holdings, Ltd.	4,068,000	1,903,544
WH Group, Ltd. (c)	6,043,500	4,752,190

		16,259,609

Ireland - 0.7%
C&C Group PLC	202,164	854,660

Security Description	Shares	Value

Experian PLC	61,417	$1,221,036

		2,075,696

Italy - 0.6%
Intesa Sanpaolo SpA	837,030	1,988,707

Japan - 20.4%
Aozora Bank, Ltd.	304,000	1,075,378
Asahi Glass Co., Ltd.	378,000	2,403,943
Bridgestone Corp.	81,800	2,810,603
Central Japan Railway Co.	35,500	5,829,459
Chiba Bank, Ltd.	163,000	965,728
Chubu Electric Power Co., Inc.	232,200	3,139,688
Daiichi Sankyo Co., Ltd.	151,100	3,467,713
Heiwado Co., Ltd. (b)	62,700	1,128,376
Hoya Corp.	102,700	3,979,358
Iida Group Holdings Co., Ltd.	238,700	4,471,083
KDDI Corp.	184,300	5,407,962
Mitsubishi Corp.	128,600	2,679,141
Mitsubishi Electric Corp.	57,000	744,005
Mitsubishi Motors Corp.	160,200	732,369
Mitsubishi UFJ Financial Group, Inc.	777,200	4,237,361
Mitsui Chemicals, Inc.	314,000	1,502,247
Mizuho Financial Group, Inc.	3,140,400	5,454,307
Nippon Electric Glass Co., Ltd.	193,000	968,125
Panasonic Corp.	492,600	5,051,453
Tokyo Gas Co., Ltd.	763,000	3,270,579
Tokyo Steel Manufacturing Co., Ltd.	105,500	742,319
Toyota Motor Corp.	33,700	2,031,804

		62,093,001

Netherlands - 5.9%
ING Groep NV	595,688	7,455,245
Koninklijke Ahold Delhaize NV	224,452	5,374,085
NN Group NV	44,507	1,324,290
Royal Dutch Shell PLC Class A	81,296	1,986,154
Royal Dutch Shell PLC Class B	70,863	1,807,103

		17,946,877

New Zealand - 2.9%
SKY Network Television, Ltd. (b)	1,011,055	3,565,400
Spark New Zealand, Ltd.	1,872,873	5,170,829

		8,736,229

Norway - 1.2%
Austevoll Seafood ASA	101,717	796,500
DNB ASA	245,805	2,988,215

		3,784,715

Singapore - 2.0%
ComfortDelGro Corp., Ltd.	1,560,700	3,241,793
Singapore Airlines, Ltd.	264,000	2,034,570

See accompanying notes to financial statements.

34	International Stock Selection Fund

SSGA International Stock Selection Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Shares	Value

Wilmar International, Ltd.	406,300	$918,495

		6,194,858

South Africa - 0.9%
Mondi PLC	131,047	2,665,586

Spain - 1.4%
ACS Actividades de Construccion y Servicios SA	113,371	3,212,709
Amadeus IT Group SA Class A	21,258	976,826

		4,189,535

Sweden - 2.5%
Boliden AB	242,361	5,132,794
Skanska AB Class B	42,051	922,006
Swedish Match AB	46,066	1,642,322

		7,697,122

Switzerland - 9.5%
ABB, Ltd. (a)	115,674	2,506,241
Logitech International SA (b)	51,499	1,078,623
Lonza Group AG (a)	21,284	4,033,692
Nestle SA	17,492	1,392,531
Novartis AG	109,192	8,592,812
Roche Holding AG	32,061	7,816,814
Swiss Re AG	41,071	3,465,907

		28,886,620

United Kingdom - 11.8%
3i Group PLC	254,156	2,050,862
Aberdeen Asset Management PLC	209,833	883,388
BT Group PLC	999,096	5,068,766
Centrica PLC	1,093,859	3,341,067
Debenhams PLC	1,774,253	1,411,895
Direct Line Insurance Group PLC	1,098,487	5,322,742
ITV PLC	1,054,601	2,779,391
Lloyds Banking Group PLC	1,850,860	1,442,476
Man Group PLC	716,205	1,022,306
Reckitt Benckiser Group PLC	12,635	1,220,149
Rio Tinto PLC	192,618	5,820,062

Security Description	Shares	Value

SABMiller PLC	32,854	$1,897,394
Standard Life PLC	605,873	2,899,968
Tate & Lyle PLC	97,307	937,256

		36,097,722

United States - 1.4%
Carnival PLC	92,268	4,427,247

Total Common Stocks (cost $298,549,881)		298,209,951

Short-Term Investments - 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (d)(e)	3,958,456	3,958,456
State Street Navigator Securities Lending Prime Portfolio (d)(f)	2,366,898	2,366,898

Total Short-Term Investments (cost $6,325,354)		6,325,354

Total Investments - 99.8% (cost $304,875,235)		304,535,305

Other Assets in Excess of Liabilities - 0.2%		590,498

Net Assets - 100.0%		$305,125,803

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at August 31, 2016.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.6% of net assets as of August 31, 2016, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended August 31, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at August 31, 2016.
(f)	Investment of cash collateral for securities loaned.
REIT	Real Estate Investment Trust

At August 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation

Mini MSCI EAFE (long)	09/16/2016	75	$6,328,500	$112,949

During the year ended August 31, 2016, average notional value related to futures contracts was $3,726,481 or 1% of net assets.

See accompanying notes to financial statements.

International Stock Selection Fund	35

SSGA International Stock Selection Fund

Schedule of Investments, continued — August 31, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of August 31, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Assets:

Investments:
Common Stocks
Australia	$29,828,457	$—	$—	$29,828,457
Denmark	6,510,774	—	—	6,510,774
Finland	3,243,632	—	—	3,243,632
France	28,408,660	—	—	28,408,660
Germany	27,174,904	—	—	27,174,904
Hong Kong	16,259,609	—	—	16,259,609
Ireland	2,075,696	—	—	2,075,696
Italy	1,988,707	—	—	1,988,707
Japan	62,093,001	—	—	62,093,001
Netherlands	17,946,877	—	—	17,946,877
New Zealand	8,736,229	—	—	8,736,229
Norway	3,784,715	—	—	3,784,715
Singapore	6,194,858	—	—	6,194,858
South Africa	2,665,586	—	—	2,665,586
Spain	4,189,535	—	—	4,189,535
Sweden	7,697,122	—	—	7,697,122
Switzerland	28,886,620	—	—	28,886,620
United Kingdom	36,097,722	—	—	36,097,722
United States	4,427,247	—	—	4,427,247
Short-Term Investments	6,325,354	—	—	6,325,354

Total Investments	$304,535,305	$—	$—	$304,535,305

Other Financial Instruments:
Futures Contracts (a)	112,949	—	—	112,949

Total Investments and Other Financial Instruments	$304,648,254	$—	$—	$304,648,254

(a)	Futures Contracts value represents unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 8/31/15	Value at 8/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 8/31/16	Value at 8/31/16	Income	Realized Gain (Loss)

SSGA Prime Money Market Fund	3,492,482	$3,492,482	5,473,506	8,965,988	—	$—	$200	$—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	4,026,490	68,034	3,958,456	3,958,456	3	—
State Street Navigator Securities Lending Prime Portfolio	3,247,773	3,247,773	163,650,350	164,531,225	2,366,898	2,366,898	66,940	—

See accompanying notes to financial statements.

36	International Stock Selection Fund

SSGA High Yield Bond Fund

Management Discussion of Fund Performance — August 31, 2016 (Unaudited)

SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed income securities, including, but not limited to, those represented by the Barclays U.S. Corporate High-Yield Bond Index (the “Index”).

For the 12-month period ended August 31, 2016 (the “Reporting Period”), the total return for Class N shares of the Fund was 5.21%, and the total return for the Index was 9.12%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Market conditions generally supported US fixed income securities, including those with greater credit exposure, as both the Fund and the Index delivered positive returns over the Reporting Period.

The broader US high yield market was a tale of two halves during the Reporting Period. Risk aversion and uncertainty characterized the first half, as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second-largest economy. Uncertainty over the scale of the weakness caused fear to spread to other emerging markets. This made investors jittery, triggering a rout in energy and other commodity markets. Against this backdrop, the Federal Reserve did not hike interest rates in September or October 2015, despite signs of strength in the US economy, with the labor market continuing to improve. As stability began to take hold towards 2015’s end, the Fed took a more hawkish tone, effectively signaling a rate hike in mid-December. At its December meeting, the Fed delivered that hike, a 25 basis point (0.25%) increase, moving the fed funds rate to between 25 and 50 basis points. As expected, this had the largest impact on the short end of the Treasury curve. More broadly, the interest rate increase illustrated the global divergence in monetary policy, as other major central banks held steady or even cut rates.

During the Reporting Period’s second half, anxiety over conditions in China and emerging markets began to ease. As a result, prices stabilized in energy and commodity-related markets and spreads in these sectors narrowed considerably from the lofty highs seen at 2016’s beginning. Uncertainty re-entered markets, as the June 23 referendum on whether the UK should remain in the European Union (EU) became too close to call. With the announcement of UK voters’ decision to support “leaving” the EU, investors scrambled for safety and markets roiled in the aftermath. The historic vote significantly contributed to a rally in US Treasuries, which generally helped high yield as well. Investors’ search for yield became increasingly difficult as negative-yielding instruments inched into the longer ends of many sovereign yield curves. As a result, investors began to wander into riskier, higher-yielding credit products, thinking that central bank policy globally would remain supportive for the foreseeable future.

For the Reporting Period, the Fund underperformed the Index. Underperformance relative to the Index was partly due to the fees and expenses of managing the Fund. Underweights in various industries of the energy sector and a smaller allocation to lower-rated high yield securities relative to the Index, hindered the performance of the Fund as these areas experienced strong rebounds with renewed stability in the energy and commodity markets. The underweights in the energy sector and in lower-quality high yield companies reflected our cautious stance in an uncertain market environment. Although these areas of the high yield market have improved on a total return basis, we note that company fundamentals have continued to deteriorate and default rates have trended higher as the period came to an end, especially in highly levered energy issuers. The Fund held a relatively large cash position over the period to cope with declines in liquidity during times of market distress. The larger allocation to cash resulted in a drag on performance relative to the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

High Yield Bond Fund	37

SSGA High Yield Bond Fund

Portfolio Management Discussion and Analysis — August 31, 2016 (Unaudited)

Objective:  The Fund seeks to maximize total return by investing primarily in fixed-income securities, including but not limited to those represented by the Barclays U.S. Corporate High-Yield Bond Index.

Invests in:  At least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade bonds) commonly referred to as “junk bonds.”

Strategy:  Fund Managers make investment decisions that enable the Fund’s performance to seek excess returns over Barclays U.S. High-Yield 2% Issuer Capped Index.

Past Performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2006.

†	The Barclays U.S. High-Yield 2% Issuer Capped Index is an issuer-constrained version Corporate High-Yield Index that covers the USD-denominated non-investment grade, fixed-rate, taxable corporate U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits exposure of each issuer to 2% of the total market value and redistributes the excess market value index-side on basis.

See accompanying notes to financial statements.

38	High Yield Bond Fund

SSGA High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2016 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2016

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	5.21%	6.53%	7.06%
Barclays Capital U.S. Corporate High-Yield 2% Issuer†	9.12%	7.48%	7.78%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	5.02%	6.33%	6.86%
Adjusted for the Maximum Sale Charge (Max 3.75% load)	1.13%	5.52%	6.45%
Barclays Capital U.S. Corporate High-Yield 2% Issuer†	9.12%	7.48%	7.78%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	5.26%	6.58%	7.09%
Barclays Capital U.S. Corporate High-Yield 2% Issuer†	9.12%	7.48%	7.78%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	5.32%	6.64%	7.12%
Barclays Capital U.S. Corporate High-Yield 2% Issuer†	9.12%	7.48%	7.78%

The maximum sales charge for Class A shares is 3.75%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the High Yield Bond Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2015 is 0.93%, 1.13%, 0.88%, and 0.68% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†	The Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained version Corporate High-Yield Index that covers the USD-denominated non-investment grade, fixed-rate, taxable corporate U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits exposure of each issuer to 2% of the total market value and redistributes the excess market value index-side on basis.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

High Yield Bond Fund	39

SSGA High Yield Bond Fund

Portfolio Summary (Unaudited)

Top Five Holdings — as of August 31, 2016

Description	Market Value	% of Net Assets
CCO Holdings LLC/CCO Holdings Capital Corp. 5.88% 04/01/2024	$895,475	1.1
HCA Holdings, Inc. 6.25% 02/15/2021	865,500	1.1
ArcelorMittal 10.85% 06/01/2019	775,125	0.9
T-Mobile USA, Inc. 6.63% 04/28/2021	774,689	0.9
Level 3 Financing, Inc. 5.38% 01/15/2024	761,250	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2016*

Industry	% of Net Assets
Telecommunications	9.4%
Health Care Services	7.4
Media	7.1
Oil & Gas	7.1
Commercial Services	4.1
Retail	3.9
Diversified Financial Services	3.7
Mining	3.6
Packaging & Containers	3.1
Pipelines	3.0
Food	2.8
Electric	2.7
Auto Parts & Equipment	2.4
Home Builders	2.1
Banks	1.9
Chemicals	1.9
Distribution & Wholesale	1.6
Iron/Steel	1.6
Construction Materials	1.5
Transportation	1.5
Entertainment	1.4
Pharmaceuticals	1.4
Internet	1.3
IT Services	1.3
Lodging	1.3

Industry	% of Net Assets
Software	1.3%
Real Estate Investment Trusts	1.2
Household Products & Wares	1.1
Aerospace & Defense	1.0
Health Care Products	0.8
Advertising	0.7
Apparel	0.7
Holding Companies-Diversified	0.7
Miscellaneous Manufacturer	0.5
Oil & Gas Services	0.5
Household Products	0.4
Insurance	0.4
Semiconductors	0.4
Electronics	0.3
Engineering & Construction	0.3
Hand & Machine Tools	0.3
Home Furnishings	0.3
Housewares	0.3
Electrical Components & Equipment	0.2
Leisure Time	0.2
Metal Fabrication & Hardware	0.2
Shipbuilding	0.2
Short-Term Investment	7.6
Other Assets in Excess of Liabilities	1.3

Total	100%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

See accompanying notes to financial statements.

40	High Yield Bond Fund

SSGA High Yield Bond Fund

Schedule of Investments — August 31, 2016

Security Description	Principal Amount	Value

Corporate Bonds & Notes - 91.1%
Australia - 0.4%
FMG Resources August 2006 Pty, Ltd. 9.75%, 3/1/2022 (a)	$320,000	$368,800

Barbados - 0.3%
Columbus Cable Barbados, Ltd. 7.38%, 3/30/2021 (a)	200,000	214,000

Bermuda - 1.1%
Aircastle, Ltd. 5.00%, 4/1/2023	200,000	212,125
Fly Leasing, Ltd. 6.75%, 12/15/2020	225,000	230,484
Weatherford International, Ltd. 8.25%, 6/15/2023	444,000	435,298

		877,907

Canada - 2.1%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/1/2022 (a)	415,000	434,214
Bombardier, Inc. 7.50%, 3/15/2025 (a)	225,000	212,625
Cenovus Energy, Inc. 5.70%, 10/15/2019	325,000	348,359
MEG Energy Corp. 7.00%, 3/31/2024 (a)	275,000	221,375
Teck Resources, Ltd.:
3.75%, 2/1/2023	250,000	215,025
6.25%, 7/15/2041	100,000	82,500
8.00%, 6/1/2021 (a)	225,000	242,438

		1,756,536

Cayman Islands - 1.1%
Transocean, Inc.:
6.80%, 3/15/2038	125,000	80,625
9.00%, 7/15/2023 (a)	350,000	338,205
UPCB Finance IV, Ltd. 5.38%, 1/15/2025 (a)	225,000	230,625
UPCB Finance VI, Ltd. 6.88%, 1/15/2022 (a)	240,000	251,712

		901,167

France - 0.7%
Numericable-SFR SA:
6.00%, 5/15/2022 (a)	300,000	306,000
7.38%, 5/1/2026 (a)	267,000	274,690

		580,690

Security Description	Principal Amount	Value

Germany - 0.2%
Deutsche Bank AG 4.50%, 4/1/2025	$200,000	$189,120

Ireland - 1.4%
Allegion PLC 5.88%, 9/15/2023	200,000	216,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.:
3.65%, 12/15/2019 (a)(b)	150,000	151,500
7.00%, 11/15/2020 (a)	35,294	35,338
7.25%, 5/15/2024 (a)	200,000	212,320
Endo, Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/2023 (a)	600,000	544,500

		1,159,658

Luxembourg - 4.0%
Altice Financing SA 7.50%, 5/15/2026 (a)	285,000	298,395
Altice Finco SA 8.13%, 1/15/2024 (a)	450,000	469,125
Altice Luxembourg SA 7.75%, 5/15/2022 (a)	425,000	451,308
ArcelorMittal 10.85%, 6/1/2019	650,000	775,125
Ardagh Finance Holdings SA PIK, 8.63%, 6/15/2019 (a)	179,283	186,454
Coveris Holdings SA 7.88%, 11/1/2019 (a)	400,000	407,000
INEOS Group Holdings SA:
5.63%, 8/1/2024 (a)	322,147	321,342
5.88%, 2/15/2019 (a)	160,000	164,200
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.88%, 4/15/2020 (a)	200,000	204,500

		3,277,449

Netherlands - 2.7%
Carlson Wagonlit B.V. 6.88%, 6/15/2019 (a)	150,000	154,688
DPx Holdings B.V. 7.50%, 2/1/2022 (a)	210,000	222,600
Lincoln Finance, Ltd. 7.38%, 4/15/2021 (a)	200,000	215,000
NXP B.V./NXP Funding LLC 4.63%, 6/1/2023 (a)	323,000	338,948
Schaeffler Finance B.V. 4.75%, 5/15/2023 (a)	300,000	311,062
Schaeffler Holding Finance B.V.:
PIK, 6.75%, 11/15/2022 (a)	200,000	220,500
PIK, 6.88%, 8/15/2018 (a)	200,000	204,250
VTR Finance B.V. 6.88%, 1/15/2024 (a)	250,000	262,425

See accompanying notes to financial statements.

High Yield Bond Fund	41

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Principal Amount	Value

Ziggo Bond Finance B.V. 5.88%, 1/15/2025 (a)	$250,000	$252,031

		2,181,504

Sweden - 0.2%
Perstorp Holding AB 11.00%, 8/15/2017 (a)	150,000	147,000

United Kingdom - 2.8%
Anglo American Capital PLC 4.88%, 5/14/2025 (a)	250,000	250,000
CEVA Group PLC 7.00%, 3/1/2021 (a)	285,000	232,275
Global Ship Lease, Inc. 10.00%, 4/1/2019 (a)	211,000	190,559
Inmarsat Finance PLC 4.88%, 5/15/2022 (a)	225,000	218,250
International Game Technology PLC 6.25%, 2/15/2022 (a)	600,000	646,500
Royal Bank of Scotland Group PLC 7.65%, 9/30/2031 (c)	150,000	178,860
Virgin Media Finance PLC 6.38%, 4/15/2023 (a)	450,000	478,125
Virgin Media Secured Finance PLC 5.25%, 1/15/2026 (a)	100,000	102,250

		2,296,819

United States - 74.1%
Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	251,000	263,236
ADT Corp. 3.50%, 7/15/2022	400,000	385,250
AECOM 5.88%, 10/15/2024	259,000	282,957
AES Corp.:
3.84%, 6/1/2019 (b)	114,000	114,000
4.88%, 5/15/2023	250,000	253,125
6.00%, 5/15/2026	245,000	257,862
Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	150,000	102,375
Alcoa, Inc.:
5.13%, 10/1/2024	175,000	184,406
5.95%, 2/1/2037	250,000	256,250
6.15%, 8/15/2020	175,000	190,908
Ally Financial, Inc.:
3.75%, 11/18/2019	150,000	153,000
4.13%, 2/13/2022	300,000	306,750
5.75%, 11/20/2025	250,000	265,625
8.00%, 11/1/2031	250,000	314,375
American Axle & Manufacturing, Inc. 5.13%, 2/15/2019	150,000	152,344

Security Description	Principal Amount	Value

American Builders & Contractors Supply Co., Inc. 5.63%, 4/15/2021 (a)	$220,000	$226,600
American Greetings Corp. 7.38%, 12/1/2021	50,000	52,125
Amsurg Corp. 5.63%, 11/30/2020	300,000	309,562
Antero Resources Corp. 5.63%, 6/1/2023	567,000	567,000
Argos Merger Sub, Inc. 7.13%, 3/15/2023 (a)	378,000	396,446
Artesyn Embedded Technologies, Inc. 9.75%, 10/15/2020 (a)	225,000	193,219
Asbury Automotive Group, Inc. 6.00%, 12/15/2024	250,000	260,625
Ashtead Capital, Inc. 5.63%, 10/1/2024 (a)	225,000	236,250
Beacon Roofing Supply, Inc. 6.38%, 10/1/2023	350,000	373,844
Berry Plastics Corp. 5.13%, 7/15/2023	150,000	153,375
BI-LO LLC/BI-LO Finance Corp. 9.25%, 2/15/2019 (a)	125,000	105,313
Blue Cube Spinco, Inc. 9.75%, 10/15/2023 (a)	275,000	325,359
Boyd Gaming Corp. 6.38%, 4/1/2026 (a)	275,000	294,250
Builders FirstSource, Inc.:
5.63%, 9/1/2024 (a)	165,000	167,888
10.75%, 8/15/2023 (a)	171,000	194,085
BWAY Holding Co. 9.13%, 8/15/2021 (a)	225,000	229,500
California Resources Corp. 8.00%, 12/15/2022 (a)	200,000	135,000
Calpine Corp. 5.38%, 1/15/2023	560,000	560,336
Carlson Travel Holdings, Inc. PIK, 7.50%, 8/15/2019 (a)	180,000	175,163
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.75%, 2/15/2026 (a)	255,000	272,212
5.88%, 4/1/2024 (a)	833,000	895,475
Centene Corp. 5.63%, 2/15/2021	408,000	434,030
Central Garden & Pet Co. 6.13%, 11/15/2023	250,000	267,500
Century Intermediate Holding Co. 2 PIK, 9.75%, 2/15/2019 (a)	190,000	193,572
CenturyLink, Inc. Series Y, 7.50%, 4/1/2024	400,000	433,760
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/2020 (a)	300,000	310,140

See accompanying notes to financial statements.

42	High Yield Bond Fund

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Principal Amount	Value

Chesapeake Energy Corp.:
6.63%, 8/15/2020	$100,000	$89,000
8.00%, 12/15/2022 (a)	357,000	340,042
CIT Group, Inc.:
3.88%, 2/19/2019	530,000	539,778
5.25%, 3/15/2018	400,000	416,500
Continental Resources, Inc. 5.00%, 9/15/2022	525,000	506,625
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp. 6.25%, 4/1/2023	300,000	291,000
CSC Holdings LLC 10.13%, 1/15/2023 (a)	550,000	628,045
DaVita HealthCare Partners, Inc. 5.00%, 5/1/2025	395,000	399,345
DCP Midstream Operating L.P. 2.50%, 12/1/2017	300,000	298,500
Denbury Resources, Inc. 9.00%, 5/15/2021 (a)	275,000	281,875
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.88%, 6/15/2021 (a)	425,000	447,865
Diamond Offshore Drilling, Inc. 4.88%, 11/1/2043	150,000	110,394
Diebold, Inc. 8.50%, 4/15/2024 (a)	333,000	340,492
DISH DBS Corp.:
5.88%, 11/15/2024	460,000	453,698
7.75%, 7/1/2026 (a)	235,000	250,158
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.13%, 6/15/2021 (a)	304,000	266,950
DR Horton, Inc. 4.00%, 2/15/2020	402,000	420,844
Dynegy, Inc.:
7.38%, 11/1/2022	250,000	246,250
7.63%, 11/1/2024	135,000	131,625
Eldorado Resorts, Inc. 7.00%, 8/1/2023	181,000	191,860
Energy Transfer Equity L.P. 7.50%, 10/15/2020	150,000	163,125
Equinix, Inc. 5.38%, 1/1/2022	400,000	427,240
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp. 7.88%, 7/15/2021 (a)	138,873	140,001
First Data Corp.:
6.75%, 11/1/2020 (a)	224,000	232,260
7.00%, 12/1/2023 (a)	430,000	449,909
Florida East Coast Holdings Corp. 9.75%, 5/1/2020 (a)	350,000	312,375
Freeport-McMoRan, Inc.:
2.38%, 3/15/2018	125,000	122,813
3.55%, 3/1/2022	400,000	349,000
5.45%, 3/15/2043	550,000	420,750

Security Description	Principal Amount	Value

Fresh Market, Inc. 9.75%, 5/1/2023 (a)	$154,000	$143,605
Frontier Communications Corp. 10.50%, 9/15/2022	640,000	696,832
GameStop Corp. 6.75%, 3/15/2021 (a)	300,000	303,187
Gates Global LLC/Gates Global Co. 6.00%, 7/15/2022 (a)	295,000	281,725
Genworth Holdings, Inc. 6.15%, 11/15/2066 (b)	350,000	134,750
Goodyear Tire & Rubber Co. 5.13%, 11/15/2023	225,000	235,136
Group 1 Automotive, Inc. 5.00%, 6/1/2022	350,000	350,875
Hanesbrands, Inc. 4.63%, 5/15/2024 (a)	212,000	221,540
HCA Holdings, Inc. 6.25%, 2/15/2021	800,000	865,500
HCA, Inc.:
3.75%, 3/15/2019	100,000	102,880
4.25%, 10/15/2019	600,000	627,780
HD Supply, Inc. 5.25%, 12/15/2021 (a)	550,000	585,420
Hertz Corp. 6.75%, 4/15/2019	315,000	321,300
Hexion, Inc. 10.00%, 4/15/2020	125,000	122,188
Hill-Rom Holdings, Inc. 5.75%, 9/1/2023 (a)	200,000	209,625
Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025 (a)	150,000	160,695
Icahn Enterprises L.P./Icahn Enterprises Finance Corp. 6.00%, 8/1/2020	350,000	336,105
International Lease Finance Corp. 8.25%, 12/15/2020	200,000	238,500
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.38%, 8/1/2023 (a)	190,000	198,669
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/1/2021 (a)	450,000	463,500
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/2022 (a)	219,000	240,900
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.00%, 6/1/2024 (a)	200,000	209,240
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (a)	200,000	207,375
L Brands, Inc.:
6.88%, 11/1/2035	205,000	223,963
7.00%, 5/1/2020	300,000	344,640

See accompanying notes to financial statements.

High Yield Bond Fund	43

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Principal Amount	Value

Lamar Media Corp. Series WI, 5.75%, 2/1/2026	$99,000	$106,734
Lennar Corp.:
4.50%, 6/15/2019	150,000	155,531
4.50%, 11/15/2019	300,000	315,000
4.75%, 4/1/2021	50,000	53,625
Level 3 Financing, Inc. 5.38%, 1/15/2024	725,000	761,250
Levi Strauss & Co. 6.88%, 5/1/2022	125,000	132,813
LifePoint Health, Inc. 5.88%, 12/1/2023	435,000	456,750
Live Nation Entertainment, Inc. 5.38%, 6/15/2022 (a)	250,000	260,000
LMI Aerospace, Inc. 7.38%, 7/15/2019	225,000	228,375
Masco Corp. 3.50%, 4/1/2021	180,000	187,313
Match Group, Inc. 6.38%, 6/1/2024	375,000	408,300
Meccanica Holdings USA, Inc. 6.25%, 1/15/2040 (a)	150,000	150,000
MEDNAX, Inc. 5.25%, 12/1/2023 (a)	365,000	383,250
MGM Growth Properties Operating Partnership L.P./MGP Escrow Co-Issuer, Inc. 5.63%, 5/1/2024 (a)	134,000	145,055
MGM Resorts International:
6.63%, 12/15/2021	300,000	335,250
6.75%, 10/1/2020	100,000	111,750
7.75%, 3/15/2022	125,000	145,313
Midcontinent Communications & Midcontinent Finance Corp. 6.88%, 8/15/2023 (a)	100,000	105,188
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/2021 (a)	250,000	261,406
Molina Healthcare, Inc. 5.38%, 11/15/2022 (a)	240,000	246,900
Monitronics International, Inc. 9.13%, 4/1/2020	250,000	229,375
MPG Holdco I, Inc. 7.38%, 10/15/2022	155,000	159,743
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	203,000	218,479
MPT Operating Partnership L.P. / MPT Finance Corp.:
5.25%, 8/1/2026	35,000	37,078
5.50%, 5/1/2024	200,000	211,500
MSCI, Inc. 5.25%, 11/15/2024 (a)	250,000	265,000
Murphy Oil Corp. 6.88%, 8/15/2024	330,000	344,454

Security Description	Principal Amount	Value

Navient Corp.:
6.63%, 7/26/2021	$140,000	$143,766
Series MTN, 8.00%, 3/25/2020	350,000	379,750
NBTY, Inc. 7.63%, 5/15/2021 (a)	363,000	371,167
NCR Corp. 5.88%, 12/15/2021	200,000	209,000
NES Rentals Holdings, Inc. 7.88%, 5/1/2018 (a)	400,000	390,000
Netflix, Inc.:
5.50%, 2/15/2022	283,000	304,225
5.75%, 3/1/2024	150,000	162,094
Newfield Exploration Co.:
5.38%, 1/1/2026	200,000	200,000
5.75%, 1/30/2022	300,000	317,250
Nexstar Broadcasting, Inc.:
6.13%, 2/15/2022 (a)	300,000	310,500
6.88%, 11/15/2020	131,000	135,994
Novelis Corp. 6.25%, 8/15/2024 (a)	135,000	140,400
NRG Energy, Inc.:
6.25%, 7/15/2022	450,000	459,000
6.25%, 5/1/2024	50,000	49,500
7.25%, 5/15/2026 (a)	100,000	103,660
Oasis Petroleum, Inc. 6.88%, 3/15/2022	300,000	279,000
OneMain Financial Holdings LLC 7.25%, 12/15/2021 (a)	300,000	314,250
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.63%, 2/15/2024	300,000	318,750
5.88%, 3/15/2025	125,000	133,438
Owens-Brockway Glass Container, Inc. 5.88%, 8/15/2023 (a)	100,000	109,625
Parsley Energy LLC/Parsley Finance Corp. 7.50%, 2/15/2022 (a)	303,000	318,907
Party City Holdings, Inc. 6.13%, 8/15/2023 (a)	219,000	232,688
Penn National Gaming, Inc. 5.88%, 11/1/2021	300,000	312,000
Penske Automotive Group, Inc.:
5.38%, 12/1/2024	200,000	203,625
5.75%, 10/1/2022	200,000	207,500
PF Chang’s China Bistro, Inc. 10.25%, 6/30/2020 (a)	200,000	190,000
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 1/15/2024 (a)	283,000	304,225
Plantronics, Inc. 5.50%, 5/31/2023 (a)	292,000	303,497
Platform Specialty Products Corp. 6.50%, 2/1/2022 (a)	332,000	314,570

See accompanying notes to financial statements.

44	High Yield Bond Fund

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Principal Amount	Value

Post Holdings, Inc. 6.00%, 12/15/2022 (a)	$325,000	$343,687
PQ Corp. 6.75%, 11/15/2022 (a)	190,000	199,975
Prestige Brands, Inc. 6.38%, 3/1/2024 (a)	200,000	213,000
Provident Funding Associates L.P./PFG Finance Corp. 6.75%, 6/15/2021 (a)	233,000	229,068
Qualitytech LP/QTS Finance Corp. 5.88%, 8/1/2022	200,000	206,000
Quorum Health Corp. 11.63%, 4/15/2023 (a)	100,000	85,063
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/1/2023 (a)	190,000	193,097
Revlon Consumer Products Corp. 5.75%, 2/15/2021	340,000	348,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/2020	200,000	209,500
6.88%, 2/15/2021	340,000	352,750
7.00%, 7/15/2024 (a)	133,000	142,483
Rice Energy, Inc.:
6.25%, 5/1/2022	210,000	216,300
7.25%, 5/1/2023	50,000	52,000
RR Donnelley & Sons Co. 7.88%, 3/15/2021	350,000	384,125
RSP Permian, Inc. 6.63%, 10/1/2022	265,000	275,600
Sabine Pass Liquefaction LLC 5.88%, 6/30/2026 (a)	400,000	425,000
Scotts Miracle-Gro Co. 6.00%, 10/15/2023 (a)	190,000	204,250
Sealed Air Corp. 4.88%, 12/1/2022 (a)	300,000	315,000
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 6.38%, 5/1/2022 (a)	250,000	255,000
Sirius XM Radio, Inc. 6.00%, 7/15/2024 (a)	475,000	508,867
Sprint Communications, Inc. 7.00%, 3/1/2020 (a)	350,000	374,500
Sprint Corp.:
7.25%, 9/15/2021	375,000	369,375
7.88%, 9/15/2023	550,000	536,250
SS&C Technologies Holdings, Inc. 5.88%, 7/15/2023	150,000	157,406
Standard Industries, Inc. 5.13%, 2/15/2021 (a)	425,000	448,375
StandardAero Aviation Holdings, Inc. 10.00%, 7/15/2023 (a)	225,000	235,688

Security Description	Principal Amount	Value

Steel Dynamics, Inc. 5.13%, 10/1/2021	$330,000	$342,375
Sunoco L.P./Sunoco Finance Corp. 6.38%, 4/1/2023 (a)	346,000	356,380
T-Mobile USA, Inc.:
6.00%, 3/1/2023	425,000	450,500
6.63%, 4/28/2021	733,000	774,689
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.:
4.13%, 11/15/2019	300,000	302,250
5.00%, 1/15/2018	175,000	178,063
Team Health, Inc. 7.25%, 12/15/2023 (a)	330,000	358,462
Tempur Sealy International, Inc. 5.63%, 10/15/2023	200,000	211,500
Tenet Healthcare Corp.:
5.00%, 3/1/2019	750,000	729,375
6.88%, 11/15/2031	400,000	331,250
Tenneco, Inc.:
5.00%, 7/15/2026	50,000	51,500
5.38%, 12/15/2024	150,000	159,000
Tesoro Logistics L.P./Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	400,000	422,400
Toll Brothers Finance Corp. 4.88%, 11/15/2025	300,000	314,640
TransDigm, Inc. 5.50%, 10/15/2020	225,000	231,188
TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	250,000	271,250
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 4.38%, 6/15/2019	200,000	205,000
Tribune Media Co. 5.88%, 7/15/2022	225,000	230,625
United Rentals North America, Inc.:
4.63%, 7/15/2023	100,000	102,180
5.50%, 7/15/2025	175,000	179,813
6.13%, 6/15/2023	250,000	263,125
Univar USA, Inc. 6.75%, 7/15/2023 (a)	150,000	155,250
US Concrete, Inc. 6.38%, 6/1/2024	233,000	243,485
US Foods, Inc. 5.88%, 6/15/2024 (a)	307,000	320,047
Vereit Operating Partnership L.P. 4.60%, 2/6/2024	350,000	369,250
VeriSign, Inc. 5.25%, 4/1/2025	150,000	156,281
WCI Communities, Inc. 6.88%, 8/15/2021	245,000	254,188
WellCare Health Plans, Inc. 5.75%, 11/15/2020	350,000	360,719

See accompanying notes to financial statements.

High Yield Bond Fund	45

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2016

Security Description	Principal Amount	Value

Western Digital Corp. 7.38%, 4/1/2023 (a)	$450,000	$488,250
WhiteWave Foods Co. 5.38%, 10/1/2022	300,000	339,750
Whiting Petroleum Corp. 5.75%, 3/15/2021	275,000	246,483
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/2019	250,000	262,187
William Carter Co. 5.25%, 8/15/2021	200,000	207,625
Williams Partners L.P. / ACMP Finance Corp. 4.88%, 5/15/2023	300,000	302,432
XPO Logistics, Inc. 6.50%, 6/15/2022 (a)	450,000	467,460
York Risk Services Holding Corp. 8.50%, 10/1/2022 (a)	255,000	200,334
Yum! Brands, Inc. 5.35%, 11/1/2043	300,000	261,000
ZF North America Capital, Inc. 4.75%, 4/29/2025 (a)	475,000	502,931

		60,857,250

Total Corporate Bonds & Notes (cost $72,347,647)		74,807,900

Security Description	Shares	Value

Short-Term Investment - 7.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (d)(e) (cost $6,207,032)	6,207,032	$6,207,032

Total Investments - 98.7% (cost $78,554,679)		81,014,932

Other Assets in Excess of Liabilities - 1.3%		1,075,496

Net Assets - 100.0%		$82,090,428

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 42.7% of net assets as of August 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(c)	Perpetual floating rate security. Date shown reflects the next reset date.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended August 31, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at August 31, 2016.
PIK	Payment in Kind

Centrally-Cleared Credit Default Swap Contracts Credit Indices
Reference Entity	Notional Amount*		Fund (Pays)/ Receives Fixed Rate	Termination Date	Value $	Upfront Premiums Received/ (Paid) $	Unrealized Appreciation/ (Depreciation) $
Protection Sold:
Markit CDX North American High Yield Index	USD	4,000,000	5.00%	06/20/2021	$177,978	$(116,999)	$60,979

*	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of the agreement.

During the year ended August 31, 2016, average notional value related to swap contracts was $2,612,308 or 3% of net assets.

See accompanying notes to financial statements.

46	High Yield Bond Fund

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of August 31, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Assets:

Investments:
Corporate Bonds & Notes
Australia	$—	$368,800	$—	$368,800
Barbados	—	214,000	—	214,000
Bermuda	—	877,907	—	877,907
Canada	—	1,756,536	—	1,756,536
Cayman Islands	—	901,167	—	901,167
France	—	580,690	—	580,690
Germany	—	189,120	—	189,120
Ireland	—	1,159,658	—	1,159,658
Luxembourg	—	3,277,449	—	3,277,449
Netherlands	—	2,181,504	—	2,181,504
Sweden	—	147,000	—	147,000
United Kingdom	—	2,296,819	—	2,296,819
United States	—	60,857,250	—	60,857,250
Short-Term Investment	6,207,032	—	—	6,207,032

Total Investments	$6,207,032	$74,807,900	$—	$81,014,932

Other Financial Instruments:
Credit Default Swap Contracts (a)	—	60,979	—	60,979

Total Investments and Other Financial Instruments	$6,207,032	$74,868,879	$—	$81,075,911

(a)	Credit Default Swap Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 8/31/15	Value at 8/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 8/31/16	Value at 8/31/16	Income	Realized Gain (Loss)

SSGA Prime Money Market Fund	2,985,722	$2,985,722	2,079,434	5,065,156	—	$—	$180	$—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	6,207,032	—	6,207,032	6,207,032	24	—

See accompanying notes to financial statements.

High Yield Bond Fund	47

SSGA Funds

Statements of Assets and Liabilities — August 31, 2016

	SSGA Dynamic Small Cap Fund	SSGA Enhanced Small Cap Fund	State Street Disciplined Emerging Markets Equity Fund

Assets
Investments in unaffiliated issuers, at value* (Note 2)	$30,918,227	$36,649,744	$109,201,871
Investments in affiliated issuers, at value (Note 2)	6,962,562	456,643	2,462,020
Total Investments	37,880,789	37,106,387	111,663,891
Foreign currency, at value	—	—	587,189
Cash at broker	16,503	16,499	118,000
Cash	—	—	296,467
Receivable from broker — variation margin on open futures contracts	—	—	56,435
Receivable for investments sold	25,112	—	—
Receivable for fund shares sold	819	850	2,307
Dividends receivable (Note 2)	16,247	31,200	180,857
Interest receivable (Note 2)	—	—	1,629
Receivable from Adviser (Note 4)	42,024	31,413	—
Receivable for foreign taxes recoverable	—	—	307,919

Total assets	37,981,494	37,186,349	113,214,694

Liabilities
Due to custodian (Note 4)	—	—	—
Payable upon return of securities loaned	6,575,217	—	554,832
Payable for investments purchased	—	—	123,354
Payable from broker — variation margin on open futures contracts	2,130	2,130	—
Variation margin on open swap contracts	—	—	—
Payable for fund shares repurchased	58,537	6,330	74,796
Deferred foreign taxes payable	—	—	485,164
Advisory fee payable (Note 4)	19,839	14,239	166,308
Custodian fees payable (Note 4)	9,029	7,924	49,013
Administration fees payable (Note 4)	2,676	3,199	11,160
Shareholder servicing fee payable (Note 4)	1,763	142	1,384
Distribution fees payable (Note 4)	5,705	1,447	20,767
Trustees’ fees and expenses payable (Note 5)	3	3	18
Transfer agent fees payable (Note 4)	23,844	19,177	34,058
Sub-transfer agent fees payable (Note 4)	3,659	1,347	3,952
Professional fees payable	34,099	34,150	37,988
Printing and postage fees payable	5,651	5,416	34,501
Other accrued expenses and liabilities	2,753	422	39,352

Total liabilities	6,744,905	95,926	1,636,647

Net Assets	$31,236,589	$37,090,423	$111,578,047

Net Assets Consist of:
Paid-in Capital	$42,017,433	$32,660,317	$92,453,476
Undistributed (distribution in excess of) net investment income (loss)	67,245	203,207	1,335,136
Accumulated net realized gain (loss) on investments, foreign currency transactions, swap contracts and futures contracts	(15,042,738)	49,146	(5,207,410)
Net unrealized appreciation (depreciation) on:
Investments**	4,192,105	4,153,449	23,073,628
Foreign currency transactions	—	—	(24,868)
Futures contracts	2,544	24,304	(51,915)
Swap contracts	—	—	—

Net Assets	$31,236,589	$37,090,423	$111,578,047

See accompanying notes to financial statements.

48	Statements of Assets and Liabilities

SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

$298,209,951	$74,807,900
6,325,354	6,207,032
304,535,305	81,014,932
1,274,626	—
315,000	217,854
—	—
84,706	—
—	70,253
40,063	44,692
1,059,358	—
—	1,252,419
97,636	30,457
921,602	—

308,328,296	82,630,607

—	6,964
2,366,898	—
—	310,100
—	—
—	8,044
430,818	85,686
—	—
196,120	20,757
34,365	8,324
26,008	7,110
3,959	903
44,092	10,266
33	8
34,067	22,283
1,888	1,518
38,403	49,339
22,537	7,842
3,305	1,035

3,202,493	540,179

$305,125,803	$82,090,428

$868,353,632	$86,170,279
6,663,694	47,421
(569,658,835)	(6,648,504)

(339,930)	2,460,253
(5,707)	—
112,949	—
—	60,979

$305,125,803	$82,090,428

See accompanying notes to financial statements.

Statements of Assets and Liabilities	49

SSGA Funds

Statements of Assets and Liabilities — August 31, 2016

	SSGA Dynamic Small Cap Fund	SSGA Enhanced Small Cap Fund	State Street Disciplined Emerging Markets Equity Fund

Net Asset Value:
Class N
Net assets	$29,352,856	$6,986,432	$107,307,830
Shares outstanding	723,013	501,324	14,273,341
Net asset value, offering and redemption price per share	$40.60	$13.94	$7.52
Class A
Net assets	$169,612	$133,675	$46,198
Shares outstanding	4,196	9,589	6,173
Net asset value and redemption price per share	$40.42	$13.94	$7.48
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share	$42.66	$14.71	$7.89
Class I
Net assets	$1,703,241	$103,676	$1,523,221
Shares outstanding	42,013	7,444	202,690
Net asset value, offering and redemption price per share	$40.54	$13.93	$7.52
Class K
Net assets	$10,880	$29,866,640	$2,700,798
Shares outstanding	268	2,141,430	357,643
Net asset value, offering and redemption price per share	$40.67	$13.95	$7.55
Cost of Investments:
Investments in unaffiliated issuers	$26,726,122	$32,496,295	$85,643,079
Investments in affiliated issuers	6,962,562	456,643	2,462,020
Total cost of investments	$33,688,684	$32,952,938	$88,105,099
Foreign currency, at cost	$—	$—	$589,518

* Includes investments in securities on loan, at value	$7,187,006	$—	$517,521
** Includes deferred foreign taxes	$—	$—	$485,164

See accompanying notes to financial statements.

50	Statements of Assets and Liabilities

SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

$228,594,004	$53,725,964
22,608,295	7,159,415
$10.11	$7.50

$283,831	$10,983
28,247	1,458
$10.05	$7.50
5.25%	3.75%
$10.61	$7.79

$431,977	$342,413
42,768	45,621
$10.10	$7.51

$75,815,991	$28,011,068
7,495,067	3,733,287
$10.12	$7.50

$298,549,881	$72,347,647
6,325,354	6,207,032
$304,875,235	$78,554,679
$1,266,478	$—

$2,235,791	$—
$—	$—

See accompanying notes to financial statements.

Statements of Assets and Liabilities	51

SSGA Funds

Statements of Operations — For the Year Ended August 31, 2016

	SSGA Dynamic Small Cap Fund	SSGA Enhanced Small Cap Fund	State Street Disciplined Emerging Markets Equity Fund

Investment Income
Interest income (Notes 2 and 4)	$3,992	$—	$23,464
Dividend income — unaffiliated issuers (Note 2)	420,573	612,427	4,576,055
Dividend income — affiliated issuers (Note 4)	—	80	165
Affiliated securities lending income — net (Notes 4 and 8)	31,267	3,594	15,512
Foreign taxes withheld	—	(8)	(541,126)

Total investment income (loss)	455,832	616,093	4,074,070

Expenses
Advisory fee (Note 4)	213,588	149,999	1,052,792
Administration fees (Note 4)	14,239	16,667	70,186
Shareholder servicing fees
Class N	5,898	6,288	32,424
Select Class	—	—	698
Distribution fees (Note 4)
Class N	59,628	49,771	271,312
Class A	129	250	64
Class C	573	1,283	403
Custodian fees — net (Note 4)	38,890	47,318	203,552
Trustees’ fees and expenses (Note 5)	15,987	16,002	16,259
Transfer agent fees (Note 4)	145,657	134,019	222,985
Sub-transfer agent fee (Note 4)
Class A	103	200	—
Class C	115	257	51
Class I	3,100	177	81
Select Class	—	—	3,347
Registration and filing fees	59,551	59,376	79,445
Professional fees	39,464	38,525	73,459
Printing and postage fees	13,121	8,978	12,431
Insurance expense	2,072	2,513	12,866
Interest expense (Note 9)	—	—	5,309
Miscellaneous expenses	9,468	5,009	19,366

Total expenses	621,583	536,632	2,077,030

Expenses waived/reimbursed by the Adviser (Note 4)	(331,184)	(313,387)	(386,761)

Net expenses	290,399	223,245	1,690,269

Net investment income (loss)	165,433	392,848	2,383,801

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers*	544,329	1,016,803	(3,905,603)
Foreign currency transactions	—	(2)	(1,415,166)
Futures contracts	(95,060)	86,601	(381,198)
Swap contracts	—	—	—

Net realized gain (loss)	449,269	1,103,402	(5,701,967)

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers**	2,346,228	694,195	4,265,059
Foreign currency translations	—	—	961,049
Futures contracts	2,544	79,991	276,028
Swap contracts	—	—	—

Net change in unrealized appreciation/depreciation	2,348,772	774,186	5,502,136

Net realized and unrealized gain (loss)	2,798,041	1,877,588	(199,831)

Net Increase (Decrease) in Net Assets from Operations	$2,963,474	$2,270,436	$2,183,970

* Includes foreign capital gain taxes	$—	$—	$(238,723)

** Includes foreign deferred taxes	$—	$—	$(485,164)

See accompanying notes to financial statements.

52	Statements of Operations

SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

$6,190	$4,548,218
11,341,097	—
203	204
75,503	—
(907,281)	—

10,515,712	4,548,422

2,310,951	222,758
154,063	37,126

66,044	13,246
—	—

645,413	120,828
537	25
863	854
167,552	36,207
16,762	16,122
217,401	141,101

426	21
172	171
921	825
—	—
61,579	60,726
55,841	56,447
67,174	18,696
23,747	5,698
—	—
37,209	7,084

3,826,655	737,935

(820,179)	(253,872)

3,006,476	484,063

7,509,236	4,064,359

(15,490,156)	(5,115,044)
163,640	—
(35,833)	—
—	107,417

(15,362,349)	(5,007,627)

(1,189,412)	4,732,397
28,841	—
112,949	—
—	109,084

(1,047,622)	4,841,481

(16,409,971)	(166,146)

$(8,900,735)	$3,898,213

$—	$—

$—	$—

See accompanying notes to financial statements.

Statements of Operations	53

SSGA Funds

Statements of Changes in Net Assets

	SSGA Dynamic Small Cap Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$165,433	$177,069
Net realized gain (loss)	449,269	1,080,174
Net change in unrealized appreciation/depreciation	2,348,772	(1,069,468)

Net increase (decrease) in net assets resulting from operations	2,963,474	187,775

Distributions to Shareholders from:
Net investment income
Class N	(158,415)	(128,641)
Class A	(417)	(45)
Class C	(114)	(13)
Class I	(13,632)	(2,289)
Class K	(94)	(64)

Total distributions from net investment income	(172,672)	(131,052)

Total distributions to shareholders	(172,672)	(131,052)

From Beneficial Interest Transactions:
Class N
Shares sold	12,003,920	3,690,512
Reinvestment of distributions	140,099	113,371
Shares redeemed	(7,952,234)	(5,533,110)

Net increase (decrease) from capital share transactions	4,191,785	(1,729,227)

Class A
Shares sold	199,835	—
Reinvestment of distributions	340	—
Shares redeemed	(43,604)	—

Net increase (decrease) from capital share transactions	156,571	—

Class C
Shares sold	107,044	—
Reinvestment of distributions	72	—
Shares redeemed	(127,064)	—

Net increase (decrease) from capital share transactions	(19,948)	—

Class I
Shares sold	1,272,012	1,340,848
Reinvestment of distributions	13,412	2,135
Shares redeemed	(988,512)	(26,096)

Net increase (decrease) from capital share transactions	296,912	1,316,887

Net increase (decrease) in net assets from beneficial interest transactions	4,625,320	(412,340)

Net increase (decrease) in net assets during the period	7,416,122	(355,617)

Net assets at beginning of period	23,820,467	24,176,084

Net Assets at End of Period	$31,236,589	$23,820,467

Undistributed (distribution in excess of) net investment income (loss)	$67,245	$82,426

See accompanying notes to financial statements.

54	Statements of Changes in Net Assets

	SSGA Dynamic Small Cap Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Shares of Beneficial Interest:
Class N
Shares sold	327,548	100,484
Reinvestment of distributions	3,764	3,025
Shares redeemed	(212,319)	(146,127)

Net increase (decrease) from share transactions	118,993	(42,618)

Class A
Shares sold	5,092	—
Reinvestment of distributions	9	—
Shares redeemed	(1,173)	—

Net increase (decrease) from share transactions	3,928	—

Class C
Shares sold	2,912	—
Reinvestment of distributions	2	—
Shares redeemed	(3,182)	—

Net increase (decrease) from share transactions	(268)	—

Class I
Shares sold	34,355	34,766
Reinvestment of distributions	361	57
Shares redeemed	(27,125)	(669)

Net increase (decrease) from share transactions	7,591	34,154

See accompanying notes to financial statements.

Statements of Changes in Net Assets	55

SSGA Funds

Statements of Changes in Net Assets

	SSGA Enhanced Small Cap Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$392,848	$438,142
Net realized gain (loss)	1,103,402	2,492,374
Net change in unrealized appreciation/depreciation	774,186	(2,683,024)

Net increase (decrease) in net assets resulting from operations	2,270,436	247,492

Distributions to Shareholders from:
Net investment income
Class N	(331,293)	(292,624)
Class A	(646)	(817)
Class C	(570)	(320)
Class I	(1,023)	(982)
Class K	(2,010)	(112)

Total distributions from net investment income	(335,542)	(294,855)

Net realized gain on investments
Class N	(3,058,682)	(4,434,304)
Class A	(9,622)	(14,347)
Class C	(14,138)	(14,519)
Class I	(8,785)	(14,290)
Class K	(14,743)	(1,425)

Total distributions from net realized gain on investments	(3,105,970)	(4,478,885)

Total distributions to shareholders	(3,441,512)	(4,773,740)

From Beneficial Interest Transactions:
Class N
Shares sold	8,346,066	14,231,626
Reinvestment of distributions	3,378,590	4,722,182
Shares redeemed	(33,894,256)	(13,760,442)

Net increase (decrease) from capital share transactions	(22,169,600)	5,193,366

Class A
Shares sold	51,894	98,334
Reinvestment of distributions	1,517	—
Shares redeemed	(92,011)	—

Net increase (decrease) from capital share transactions	(38,600)	98,334

Class C
Shares sold	—	65,000
Reinvestment of distributions	6,177	—
Shares redeemed	(142,633)	—

Net increase (decrease) from capital share transactions	(136,456)	65,000

Class I
Shares sold	19,671	4,352
Reinvestment of distributions	653	—
Shares redeemed	(2,722)	—

Net increase (decrease) from capital share transactions	17,602	4,352

See accompanying notes to financial statements.

56	Statements of Changes in Net Assets

	SSGA Enhanced Small Cap Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Class K
Shares sold	$28,735,955	$134,591
Reinvestment of distributions	15,820	—
Shares redeemed	(1,146,792)	—

Net increase (decrease) from capital share transactions	27,604,983	134,591

Net increase (decrease) in net assets from beneficial interest transactions	5,277,929	5,495,643

Net increase (decrease) in net assets during the period	4,106,853	969,395

Net assets at beginning of period	32,983,570	32,014,175

Net Assets at End of Period	$37,090,423	$32,983,570

Undistributed (distribution in excess of) net investment income (loss)	$203,207	$150,785

Shares of Beneficial Interest:
Class N
Shares sold	655,108	911,394
Reinvestment of distributions	263,130	316,500
Shares redeemed	(2,607,474)	(889,338)

Net increase (decrease) from share transactions	(1,689,236)	338,556

Class A
Shares sold	3,663	6,330
Reinvestment of distributions	118	—
Shares redeemed	(6,326)	—

Net increase (decrease) from share transactions	(2,545)	6,330

Class C
Shares sold	—	4,202
Reinvestment of distributions	482	—
Shares redeemed	(10,488)	—

Net increase (decrease) from share transactions	(10,006)	4,202

Class I
Shares sold	1,515	284
Reinvestment of distributions	51	—
Shares redeemed	(210)	—

Net increase (decrease) from share transactions	1,356	284

Class K
Shares sold	2,215,753	8,513
Reinvestment of distributions	1,232	—
Shares redeemed	(84,648)	—

Net increase (decrease) from share transactions	2,132,337	8,513

See accompanying notes to financial statements.

Statements of Changes in Net Assets	57

SSGA Funds

Statements of Changes in Net Assets

	State Street Disciplined Emerging Markets Equity Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,383,801	$5,259,823
Net realized gain (loss)	(5,701,967)	58,499,547
Net change in unrealized appreciation/depreciation	5,502,136	(163,171,509)

Net increase (decrease) in net assets resulting from operations	2,183,970	(99,412,139)

Distributions to Shareholders from:
Net investment income
Class N	—	(7,083,502)
Class A	—	(181)
Class C	—	(1,521)
Class I	—	(30,496)
Class K	—	(198)
Select Class	—	(1,977,714)

Total distributions from net investment income	—	(9,093,612)

Net realized gain on investments
Class N	(33,801,173)	(119,649,881)
Class A	(4,110)	(3,149)
Class C	(10,647)	(31,451)
Class I	(405,615)	(488,564)
Class K	(1,065)	(3,151)
Select Class	(1,461,035)	(31,676,855)

Total distributions from net realized gain on investments	(35,683,645)	(151,853,051)

Total distributions to shareholders	(35,683,645)	(160,946,663)

From Beneficial Interest Transactions:
Class N
Shares sold	31,470,321	64,140,257
Reinvestment of distributions	32,886,730	122,721,786
Shares redeemed	(97,126,487)	(301,194,133)

Net increase (decrease) from capital share transactions	(32,769,436)	(114,332,090)

Class A
Shares sold	24,994	17,500
Reinvestment of distributions	3,045	—

Net increase (decrease) from capital share transactions	28,039	17,500

Class C
Shares redeemed	(39,614)	—

Net increase (decrease) from capital share transactions	(39,614)	—

Class I
Shares sold	849,724	7,831,896
Reinvestment of distributions	353,202	370,658
Shares redeemed	(772,476)	(6,054,402)

Net increase (decrease) from capital share transactions	430,450	2,148,152

Class K
Shares sold	2,510,123	—
Shares redeemed	(65,267)	—

Net increase (decrease) from capital share transactions	2,444,856	—

See accompanying notes to financial statements.

58	Statements of Changes in Net Assets

	State Street Disciplined Emerging Markets Equity Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Select Class
Shares sold	$9,134	$6,821,160
Reinvestment of distributions	1,295,973	28,799,663
Shares redeemed	(9,987,091)	(139,298,451)

Net increase (decrease) from capital share transactions	(8,681,984)	(103,677,628)

Net increase (decrease) in net assets from beneficial interest transactions	(38,587,689)	(215,844,066)

Net increase (decrease) in net assets during the period	(72,087,364)	(476,202,868)

Net assets at beginning of period	183,665,411	659,868,279

Net Assets at End of Period	$111,578,047	$183,665,411

Undistributed (distribution in excess of) net investment income (loss)	$1,335,136	$(463,309)

Shares of Beneficial Interest:
Class N
Shares sold	3,925,928	5,278,723
Reinvestment of distributions	4,698,104	11,777,523
Shares redeemed	(12,831,215)	(24,353,604)

Net increase (decrease) from share transactions	(4,207,183)	(7,297,358)

Class A
Shares sold	3,670	1,531
Reinvestment of distributions	437	—

Net increase (decrease) from share transactions	4,107	1,531

Class C
Shares redeemed	(5,353)	—

Net increase (decrease) from share transactions	(5,353)	—

Class I
Shares sold	100,105	714,604
Reinvestment of distributions	50,458	35,640
Shares redeemed	(103,563)	(595,089)

Net increase (decrease) from share transactions	47,000	155,155

Class K
Shares sold	366,192	—
Shares redeemed	(9,084)	—

Net increase (decrease) from share transactions	357,108	—

Select Class
Shares sold	1,163	423,337
Reinvestment of distributions	184,349	2,763,883
Shares redeemed	(1,285,955)	(10,620,895)

Net increase (decrease) from share transactions	(1,100,443)	(7,433,675)

See accompanying notes to financial statements.

Statements of Changes in Net Assets	59

SSGA Funds

Statements of Changes in Net Assets

	SSGA International Stock Selection Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$7,509,236	$8,137,083
Net realized gain (loss)	(15,362,349)	25,399,764
Net change in unrealized appreciation/depreciation	(1,047,622)	(50,436,508)

Net increase (decrease) in net assets resulting from operations	(8,900,735)	(16,899,661)

Distributions to Shareholders from:
Net investment income
Class N	(7,923,059)	(3,460,820)
Class A	(4,769)	(83)
Class C	(1,427)	(510)
Class I	(12,386)	(3,618)
Class K	(250)	(102)

Total distributions from net investment income	(7,941,891)	(3,465,133)

From Beneficial Interest Transactions:
Class N
Shares sold	42,934,906	42,173,893
Reinvestment of distributions	7,883,938	3,425,748
Shares redeemed	(131,068,751)	(85,356,738)

Net increase (decrease) from capital share transactions	(80,249,907)	(39,757,097)

Class A
Shares sold	380,171	7,000
Reinvestment of distributions	695	—
Shares redeemed	(95,837)	—

Net increase (decrease) from capital share transactions	285,029	7,000

Class C
Shares redeemed	(87,435)	—

Net increase (decrease) from capital share transactions	(87,435)	—

Class I
Shares sold	87,626	587,661
Reinvestment of distributions	12,118	3,481
Shares redeemed	(137,121)	(89,405)

Net increase (decrease) from capital share transactions	(37,377)	501,737

Class K
Shares sold	78,880,985	—
Shares redeemed	(2,993,960)	—

Net increase (decrease) from capital share transactions	75,887,025	—

Net increase (decrease) in net assets from beneficial interest transactions	(4,202,665)	(39,248,360)

Net increase (decrease) in net assets during the period	(21,045,291)	(59,613,154)

Net assets at beginning of period	326,171,094	385,784,248

Net Assets at End of Period	$305,125,803	$326,171,094

Undistributed (distribution in excess of) net investment income (loss)	$6,663,694	$6,889,254

See accompanying notes to financial statements.

60	Statements of Changes in Net Assets

	SSGA International Stock Selection Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Shares of Beneficial Interest:
Class N
Shares sold	4,268,802	3,765,663
Reinvestment of distributions	780,588	325,333
Shares redeemed	(13,000,190)	(7,851,715)

Net increase (decrease) from share transactions	(7,950,800)	(3,760,719)

Class A
Shares sold	36,208	627
Reinvestment of distributions	69	—
Shares redeemed	(9,524)	—

Net increase (decrease) from share transactions	26,753	627

Class C
Shares redeemed	(8,666)	—

Net increase (decrease) from share transactions	(8,666)	—

Class I
Shares sold	8,462	53,618
Reinvestment of distributions	1,201	331
Shares redeemed	(13,705)	(8,006)

Net increase (decrease) from share transactions	(4,042)	45,943

Class K
Shares sold	7,791,725	—
Shares redeemed	(297,525)	—

Net increase (decrease) from share transactions	7,494,200	—

See accompanying notes to financial statements.

Statements of Changes in Net Assets	61

SSGA Funds

Statements of Changes in Net Assets

	SSGA High Yield Bond Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,064,359	$4,848,107
Net realized gain (loss)	(5,007,627)	(1,414,306)
Net change in unrealized appreciation/depreciation	4,841,481	(5,780,824)

Net increase (decrease) in net assets resulting from operations	3,898,213	(2,347,023)

Distributions to Shareholders from:
Net investment income
Class N	(3,856,455)	(5,177,842)
Class A	(566)	(526)
Class C	(4,151)	(4,569)
Class I	(24,320)	(23,798)
Class K	(383,708)	(566)

Total distributions from net investment income	(4,269,200)	(5,207,301)

Class N	—	(1,544,310)
Class A	—	(184)
Class C	—	(1,839)
Class I	—	(16,490)
Class K	—	(184)

Total distributions from net realized gain on investments	—	(1,563,007)

Total distributions to shareholders	(4,269,200)	(6,770,308)

From Beneficial Interest Transactions:
Class N
Shares sold	38,687,046	85,520,467
Reinvestment of distributions	3,639,961	6,340,786
Shares redeemed	(62,951,478)	(96,072,295)

Net increase (decrease) from capital share transactions	(20,624,471)	(4,211,042)

Class A
Shares sold	1,925	—
Reinvestment of distributions	87	—

Net increase (decrease) from capital share transactions	2,012	—

Class C
Shares redeemed	(89,061)	—

Net increase (decrease) from capital share transactions	(89,061)	—

Class I
Shares sold	9,432	1,375,265
Reinvestment of distributions	20,721	32,167
Shares redeemed	(146,774)	(899,262)

Net increase (decrease) from capital share transactions	(116,621)	508,170

Class K
Shares sold	27,702,383	—
Reinvestment of distributions	330,882	—
Shares redeemed	(950,275)	—

Net increase (decrease) from capital share transactions	27,082,990	—

Net increase (decrease) in net assets from beneficial interest transactions	6,254,849	(3,702,872)

Net increase (decrease) in net assets during the period	5,883,862	(12,820,203)

Net assets at beginning of period	76,206,566	89,026,769

Net Assets at End of Period	$82,090,428	$76,206,566

Undistributed (distribution in excess of) net investment income (loss)	$47,421	$121,140

See accompanying notes to financial statements.

62	Statements of Changes in Net Assets

	SSGA High Yield Bond Fund
	Year Ended 8/31/16	Year Ended 8/31/15

Shares of Beneficial Interest:
Class N
Shares sold	5,374,889	10,797,255
Reinvestment of distributions	503,684	810,758
Shares redeemed	(8,733,086)	(12,228,937)

Net increase (decrease) from share transactions	(2,854,513)	(620,924)

Class A
Shares sold	257	—
Reinvestment of distributions	12	—

Net increase (decrease) from share transactions	269	—

Class C
Shares redeemed	(11,891)	—

Net increase (decrease) from share transactions	(11,891)	—

Class I
Shares sold	1,296	172,074
Reinvestment of distributions	2,865	4,165
Shares redeemed	(20,343)	(115,625)

Net increase (decrease) from share transactions	(16,182)	60,614

Class K
Shares sold	3,816,077	—
Reinvestment of distributions	45,370	—
Shares redeemed	(129,349)	—

Net increase (decrease) from share transactions	3,732,098	—

See accompanying notes to financial statements.

Statements of Changes in Net Assets	63

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Dynamic Small Cap Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)		Year Ended 8/31/12(a)
Net asset value, beginning of period	$37.26	$37.33	$31.76	$24.28		$20.89

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.22	0.27	0.17	0.17		0.25
Net realized and unrealized gain (loss)	3.38	(0.14)	5.67	7.56		3.14

Total from investment operations	3.60	0.13	5.84	7.73		3.39

Voluntary contribution from Adviser	—	—	—	0.01		—

Distributions to shareholders from:
Net investment income	(0.26)	(0.20)	(0.27)	(0.26)		—

Net asset value, end of period	$40.60	$37.26	$37.33	$31.76		$24.28

Total return(e)	9.72%	0.33%	18.42%	32.20	%(d)	16.23%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$29,353	$22,508	$24,136	$23,509		$10,007
Ratios to average net assets:
Total expenses(c)	2.18%	2.08%	1.82%	2.28%		3.51%
Net expenses(c)	1.02%	1.10%	1.20%	1.25%		1.25%
Net investment income (loss)(c)	0.58%	0.72%	0.46%	0.61%		1.10%
Portfolio turnover rate	115%	73%	189%	147%		160%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	If the Adviser had not made a one-time voluntary contribution during the period ended August 31, 2013, the total return would have been 31.70%.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

64	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Dynamic Small Cap Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$37.21	$37.32	$37.38

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.17	0.19	(0.01)
Net realized and unrealized gain (loss)	3.33	(0.13)	(0.05)

Total from investment operations	3.50	0.06	(0.06)

Distributions to shareholders from:
Net investment income	(0.29)	(0.17)	—

Net asset value, end of period	$40.42	$37.21	$37.32

Total return(d)(e)	9.48%	0.15%	(0.16)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$170	$10	$10
Ratios to average net assets:
Total expenses(c)(f)	2.39%	2.28%	3.04%
Net expenses(c)(f)	1.22%	1.30%	1.20%
Net investment income (loss)(c)(f)	0.46%	0.49%	(0.17)%
Portfolio turnover rate(d)	115%	73%	189%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

Financial Highlights	65

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Dynamic Small Cap Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$37.25	$37.33	$37.38

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.24	0.25	0.00	(d)
Net realized and unrealized gain (loss)	3.36	(0.10)	(0.05)

Total from investment operations	3.60	0.15	(0.05)

Distributions to shareholders from:
Net investment income	(0.31)	(0.23)	(0.00	)(d)

Net asset value, end of period	$40.54	$37.25	$37.33

Total return(e)(f)	9.75%	0.40%	(0.13)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,703	$1,282	$10
Ratios to average net assets:
Total expenses(c)(g)	2.14%	2.03%	2.79%
Net expenses(c)(g)	0.98%	1.05%	0.95%
Net investment income (loss)(c)(g)	0.65%	0.65%	0.08%
Portfolio turnover rate(e)	115%	73%	189%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amount is less than $0.005 per share.
(e)	Periods less than one year are not annualized.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(g)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

66	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Dynamic Small Cap Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$37.33	$37.34	$37.38

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.32	0.36	0.01
Net realized and unrealized gain (loss)	3.37	(0.13)	(0.05)

Total from investment operations	3.69	0.23	(0.04)

Distributions to shareholders from:
Net investment income	(0.35)	(0.24)	—

Net asset value, end of period	$40.67	$37.33	$37.34

Total return(d)(e)	9.97%	0.61%	(0.11)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11	$10	$10
Ratios to average net assets:
Total expenses(c)(f)	1.94%	1.83%	2.62%
Net expenses(c)(f)	0.78%	0.85%	0.76%
Net investment income (loss)(c)(f)	0.85%	0.94%	0.26%
Portfolio turnover rate(d)	115%	73%	189%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

Financial Highlights	67

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Enhanced Small Cap Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)	Year Ended 8/31/12(a)
Net asset value, beginning of period	$14.81	$17.12	$14.44	$11.54	$10.14

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.17	0.19	0.13	0.18	0.11
Net realized and unrealized gain (loss)	0.52	0.13	2.84	2.84	1.37

Total from investment operations	0.69	0.32	2.97	3.02	1.48

Distributions to shareholders from:
Net investment income	(0.15)	(0.11)	(0.29)	(0.12)	(0.08)
Net realized gains	(1.41)	(2.52)	—	—	—

Total distributions	(1.56)	(2.63)	(0.29)	(0.12)	(0.08)

Net asset value, end of period	$13.94	$14.81	$17.12	$14.44	$11.54

Total return(d)	5.61%	1.74%	20.71%	26.45%	14.76%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,986	$32,432	$31,706	$29,321	$27,134
Ratios to average net assets:
Total expenses(c)	1.66%	1.47%	1.28%	1.36%	1.58%
Net expenses(c)	0.72%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)(c)	1.19%	1.22%	0.78%	1.35%	1.06%
Portfolio turnover rate	77%	90%	71%	57%	64%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

68	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Enhanced Small Cap Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$14.78	$17.11	$17.23

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.13	0.17	(0.02)
Net realized and unrealized gain (loss)	0.53	0.11	(0.10)

Total from investment operations	0.66	0.28	(0.12)

Distributions to shareholders from:
Net investment income	(0.09)	(0.09)	—
Net realized gains	(1.41)	(2.52)	—

Total distributions	(1.50)	(2.61)	—

Net asset value, end of period	$13.94	$14.78	$17.11

Total return(d)(e)	5.36%	1.51%	(0.70)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$134	$179	$99
Ratios to average net assets:
Total expenses(c)(f)	1.89%	1.67%	1.98%
Net expenses(c)(f)	0.95%	0.95%	0.93%
Net investment income (loss)(c)(f)	0.98%	1.09%	(0.77)%
Portfolio turnover rate(d)	77%	90%	71%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

Financial Highlights	69

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Enhanced Small Cap Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$14.81	$17.12	$17.23

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.15	0.20	(0.01)
Net realized and unrealized gain (loss)	0.54	0.12	(0.10)

Total from investment operations	0.69	0.32	(0.11)

Distributions to shareholders from:
Net investment income	(0.16)	(0.11)	—
Net realized gains	(1.41)	(2.52)	—

Total distributions	(1.57)	(2.63)	—

Net asset value, end of period	$13.93	$14.81	$17.12

Total return(d)(e)	5.61%	1.76%	(0.64)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$104	$90	$99
Ratios to average net assets:
Total expenses(c)(f)	1.64%	1.42%	1.73%
Net expenses(c)(f)	0.70%	0.70%	0.69%
Net investment income (loss)(c)(f)	1.15%	1.26%	(0.52)%
Portfolio turnover rate(d)	77%	90%	71%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

70	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Enhanced Small Cap Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$14.83	$17.13	$17.23

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.15	0.21	(0.01)
Net realized and unrealized gain (loss)	0.57	0.14	(0.09)

Total from investment operations	0.72	0.35	(0.10)

Distributions to shareholders from:
Net investment income	(0.19)	(0.13)	—
Net realized gains	(1.41)	(2.52)	—

Total distributions	(1.60)	(2.65)	—

Net asset value, end of period	$13.95	$14.83	$17.13

Total return(d)(e)	5.83%	1.93%	(0.58)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$29,867	$135	$10
Ratios to average net assets:
Total expenses(c)(f)	1.43%	1.21%	1.50%
Net expenses(c)(f)	0.49%	0.50%	0.49%
Net investment income (loss)(c)(f)	1.15%	1.39%	(0.32)%
Portfolio turnover rate	77%	90%	71%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

Financial Highlights	71

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Disciplined Emerging Markets Equity Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)		Year Ended 8/31/13(a)		Year Ended 8/31/12(a)
Net asset value, beginning of period	$9.30	$19.22	$18.47		$18.71		$20.81

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.13	0.20	0.26		0.37		0.34
Net realized and unrealized gain (loss)(d)	0.08	(3.89)	2.53		(0.28)		(2.14)

Total from investment operations	0.21	(3.69)	2.79		0.09		(1.80)

Voluntary contribution from Adviser	—	—	0.01		—		—

Distributions to shareholders from:
Net investment income	—	(0.39)	(0.44)		(0.33)		(0.30)
Net realized gains	(1.99)	(5.84)	(1.61)		—		—

Total distributions	(1.99)	(6.23)	(2.05)		(0.33)		(0.30)

Net asset value, end of period	$7.52	$9.30	$19.22		$18.47		$18.71

Total return(g)	3.83%	(22.67)%	15.68	%(e)	0.45	%(f)	(8.63)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$107,308	$171,885	$495,509		$938,195		$1,273,588
Ratios to average net assets:
Total expenses(c)	1.48%	1.40%	1.24%		1.26%		1.28%
Net expenses(c)	1.21%	1.25%	1.20%		1.25%		1.25%
Net investment income (loss)(c)	1.71%	1.54%	1.44%		1.86%		1.80%
Portfolio turnover rate	101%	78%	89%		56%		74%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 15.62%.
(f)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have been 0.41%.
(g)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

72	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Disciplined Emerging Markets Equity Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$9.29	$19.22	$18.68

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.14	0.26	0.07
Net realized and unrealized gain (loss)(d)	0.04	(3.97)	0.46	(e)

Total from investment operations	0.18	(3.71)	0.53	(e)

Voluntary contribution by Advisor/Trustee	—	—	0.01

Distributions to shareholders from:
Net investment income	—	(0.38)	—
Net realized gains	(1.99)	(5.84)	—

Total distributions	(1.99)	(6.22)	—

Net asset value, end of period	$7.48	$9.29	$19.22

Total return(f)(i)	3.35%	(22.73)%	2.89	%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$46	$19	$10
Ratios to average net assets:
Total expenses(c)(h)	1.69%	1.59%	1.77%
Net expenses(c)(h)	1.41%	1.45%	1.36%
Net investment income (loss)(c)(h)	1.88%	2.19%	2.27%
Portfolio turnover rate(f)	101%	78%	89%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount previously presented has been restated by $0.01.
(f)	Periods less than one year are not annualized.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.84%.
(h)	The ratios for periods less than one year are annualized.
(i)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

Financial Highlights	73

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Disciplined Emerging Markets Equity Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$9.30	$19.23	$18.68

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.14	0.20	0.07
Net realized and unrealized gain (loss)(d)	0.07	(3.88)	0.47	(e)

Total from investment operations	0.21	(3.68)	0.54	(e)

Voluntary contribution by Advisor/Trustee	—	—	0.01

Distributions to shareholders from:
Net investment income	—	(0.41)	—
Net realized gains	(1.99)	(5.84)	—

Total distributions	(1.99)	(6.25)	—

Net asset value, end of period	$7.52	$9.30	$19.23

Total return(f)(i)	3.70%	(22.56)%	2.94	%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,523	$1,447	$10
Ratios to average net assets:
Total expenses(c)(h)	1.46%	1.34%	1.52%
Net expenses(c)(h)	1.18%	1.20%	1.12%
Net investment income (loss)(c)(h)	1.80%	1.83%	2.52%
Portfolio turnover rate(f)	101%	78%	89%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount previously presented has been restated by $0.01.
(f)	Periods less than one year are not annualized.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.89%.
(h)	The ratios for periods less than one year are annualized.
(i)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

74	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Disciplined Emerging Markets Equity Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$9.31	$19.23	$18.68

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.20	0.23	0.08
Net realized and unrealized gain (loss)(d)	0.03	(3.89)	0.46	(e)

Total from investment operations	0.23	(3.66)	0.54	(e)

Voluntary contribution by Advisor/Trustee	—	—	0.01

Distributions to shareholders from:
Net investment income	—	(0.42)	—
Net realized gains	(1.99)	(5.84)	—

Total distributions	(1.99)	(6.26)	—

Net asset value, end of period	$7.55	$9.31	$19.23

Total return(f)(i)	4.07%	(22.49)%	2.94	%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,701	$5	$10
Ratios to average net assets:
Total expenses(c)(h)	1.20%	1.15%	1.42%
Net expenses(c)(h)	0.92%	1.01%	0.97%
Net investment income (loss)(c)(h)	2.86%	1.78%	2.65%
Portfolio turnover rate(f)	101%	78%	89%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount previously presented has been restated by $0.01.
(f)	Periods less than one year are not annualized.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.89%.
(h)	The ratios for periods less than one year are annualized.
(i)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

Financial Highlights	75

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA International Stock Selection Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)		Year Ended 8/31/12(a)
Net asset value, beginning of period	$10.65	$11.24	$9.90	$8.61		$9.24

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.24	0.25	0.27	0.23		0.23
Net realized and unrealized gain (loss)	(0.52)	(0.74)	1.53	1.40		(0.53)

Total from investment operations	(0.28)	(0.49)	1.80	1.63		(0.30)

Distributions to shareholders from:
Net investment income	(0.26)	(0.10)	(0.46)	(0.34)		(0.33)

Net asset value, end of period	$10.11	$10.65	$11.24	$9.90		$8.61

Total return(d)	(2.61)%	(4.31)%	18.31%	19.45	%(e)	(3.16)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$228,594	$325,556	$385,784	$368,091		$387,120
Ratios to average net assets:
Total expenses(c)	1.26%	1.20%	1.19%	1.19%		1.21%
Net expenses(c)	0.99%	1.00%	1.02%	1.00%		1.00%
Net investment income (loss)(c)	2.41%	2.26%	2.46%	2.41%		2.65%
Portfolio turnover rate	105%	60%	74%	54%		90%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have remained 19.45%.

See accompanying notes to financial statements.

76	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA International Stock Selection Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$10.64	$11.23	$11.54

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.27	0.24	0.03
Net realized and unrealized gain (loss)	(0.58)	(0.73)	(0.34)

Total from investment operations	(0.31)	(0.49)	(0.31)

Distributions to shareholders from:
Net investment income	(0.28)	(0.10)	—

Net asset value, end of period	$10.05	$10.64	$11.23

Total return(d)(e)	(2.89)%	(4.39)%	(2.69)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$284	$16	$10
Ratios to average net assets:
Total expenses(c)(f)	1.46%	1.40%	1.50%
Net expenses(c)(f)	1.19%	1.20%	1.17%
Net investment income (loss)(c)(f)	2.73%	2.16%	1.65%
Portfolio turnover rate(d)	105%	60%	74%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

Financial Highlights	77

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA International Stock Selection Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$10.65	$11.24	$11.54

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.25	0.29	0.03
Net realized and unrealized gain (loss)	(0.53)	(0.76)	(0.33)

Total from investment operations	(0.28)	(0.47)	(0.30)

Distributions to shareholders from:
Net investment income	(0.27)	(0.12)	—

Net asset value, end of period	$10.10	$10.65	$11.24

Total return(d)(e)	(2.60)%	(4.21)%	(2.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$432	$499	$10
Ratios to average net assets:
Total expenses(c)(f)	1.21%	1.16%	1.24%
Net expenses(c)(f)	0.94%	0.95%	0.92%
Net investment income (loss)(c)(f)	2.45%	2.61%	1.90%
Portfolio turnover rate(f)	105%	60%	74%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

78	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA International Stock Selection Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$10.67	$11.24	$11.54

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.28	0.28	0.04
Net realized and unrealized gain (loss)	(0.54)	(0.73)	(0.34)

Total from investment operations	(0.26)	(0.45)	(0.30)

Distributions to shareholders from:
Net investment income	(0.29)	(0.12)	—

Net asset value, end of period	$10.12	$10.67	$11.24

Total return(d)(e)	(2.44)%	(4.01)%	(2.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$75,816	$9	$10
Ratios to average net assets:
Total expenses(c)(f)	0.99%	0.96%	1.11%
Net expenses(c)(f)	0.73%	0.75%	0.73%
Net investment income (loss)(c)(f)	2.79%	2.54%	2.09%
Portfolio turnover rate(d)	105%	60%	74%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

Financial Highlights	79

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA High Yield Bond Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)	Year Ended 8/31/12(a)
Net asset value, beginning of period	$7.55	$8.36	$8.40	$8.36	$7.90

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.40	0.42	0.47	0.49	0.52
Net realized and unrealized gain (loss)	(0.03)	(0.62)	0.36	0.08	0.48

Total from investment operations	0.37	(0.20)	0.83	0.57	1.00

Distributions to shareholders from:
Net investment income	(0.42)	(0.46)	(0.47)	(0.51)	(0.54)
Net realized gains	—	(0.15)	(0.40)	(0.02)	—

Total distributions	(0.42)	(0.61)	(0.87)	(0.53)	(0.54)

Net asset value, end of period	$7.50	$7.55	$8.36	$8.40	$8.36

Total return(d)	5.21%	(2.38)%	10.49%	6.85%	13.17%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$53,726	$75,632	$89,027	$89,257	$113,999
Ratios to average net assets:
Total expenses(c)	1.02%	0.92%	0.78%	0.79%	0.88%
Net expenses(c)	0.68%	0.75%	0.73%	0.75%	0.75%
Net investment income (loss)(c)	5.48%	5.38%	5.61%	5.70%	6.30%
Portfolio turnover rate	77%	100%	79%	112%	196%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

80	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA High Yield Bond Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$7.55	$8.36	$8.41

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.38	0.41	0.07
Net realized and unrealized gain (loss)	(0.03)	(0.63)	(0.07)

Total from investment operations	0.35	(0.22)	—

Distributions to shareholders from:
Net investment income	(0.40)	(0.44)	(0.05)
Net realized gains	—	(0.15)	—

Total distributions	(0.40)	(0.59)	(0.05)

Net asset value, end of period	$7.50	$7.55	$8.36

Total return(d)	5.02%	(2.57)%	(0.05)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11	$9	$10
Ratios to average net assets:
Total expenses(c)(f)	1.25%	1.11%	1.19%
Net expenses(c)(f)	0.91%	0.94%	0.93%
Net investment income (loss)(c)(f)	5.22%	5.21%	5.18%
Portfolio turnover rate(d)	77%	100%	79%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

Financial Highlights	81

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA High Yield Bond Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$7.56	$8.36	$8.41

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.40	0.42	0.07
Net realized and unrealized gain (loss)	(0.03)	(0.61)	(0.07)

Total from investment operations	0.37	(0.19)	—

Distributions to shareholders from:
Net investment income	(0.42)	(0.46)	(0.05)
Net realized gains	—	(0.15)	—

Total distributions	(0.42)	(0.61)	(0.05)

Net asset value, end of period	$7.51	$7.56	$8.36

Total return(d)(e)	5.26%	(2.22)%	(0.03)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$342	$467	$10
Ratios to average net assets:
Total expenses(c)(f)	1.01%	0.87%	0.94%
Net expenses(c)(f)	0.67%	0.70%	0.68%
Net investment income (loss)(c)(f)	5.48%	5.42%	5.43%
Portfolio turnover rate(d)	77%	100%	79%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

82	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA High Yield Bond Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$7.56	$8.36	$8.41

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.39	0.45	0.07
Net realized and unrealized gain (loss)	(0.02)	(0.62)	(0.07)

Total from investment operations	0.37	(0.17)	—

Distributions to shareholders from:
Net investment income	(0.43)	(0.48)	(0.05)
Net realized gains	—	(0.15)	—

Total distributions	(0.43)	(0.63)	(0.05)

Net asset value, end of period	$7.50	$7.56	$8.36

Total return(d)(e)	5.32%	(2.16)%	(0.02)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$28,011	$9	$10
Ratios to average net assets:
Total expenses(c)(f)	0.77%	0.67%	0.81%
Net expenses(c)(f)	0.42%	0.50%	0.50%
Net investment income (loss)(c)(f)	5.41%	5.66%	5.63%
Portfolio turnover rate(d)	77%	100%	79%

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

Financial Highlights	83

SSGA Funds

Notes to Financial Statements — August 31, 2016

1.	Organization

The SSGA Funds (the “Trust”), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), an open-end management investment company.

As of August 31, 2016, the Trust consists of (6) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.001par value. The financial statements herein relate to the following Funds:

Fund	Classes	Commencement of Operations:	Diversification Classification
SSGA Dynamic Small Cap Fund	Class N Class A Class I Class K	July 1, 1992 July 7, 2014 July 7, 2014 July 7, 2014	Diversified
SSGA Enhanced Small Cap Fund	Class N Class A Class I Class K	March 22, 2005 July 7, 2014 July 7, 2014 July 7, 2014	Diversified
State Street Disciplined Emerging Markets Equity Fund (formerly SSGA Emerging Markets Fund)	Class N Class A Class I Class K	March 1,1994 July 7, 2014 July 7, 2014 July 7, 2014	Diversified
SSGA International Stock Selection Fund	Class N Class A Class I Class K	March 7, 1995 July 7, 2014 July 7, 2014 July 7, 2014	Diversified
SSGA High Yield Bond Fund	Class N Class A Class I Class K	May 4, 1998 July 7, 2014 July 7, 2014 July 7, 2014	Diversified

The financial statements of the remaining series are presented in a separate report.

On August 26, 2016, the Funds’ Class C Shares were converted to Class A Shares.

On December 29, 2015, the Select Class of the State Street Disciplined Emerging Markets Equity Fund was liquidated and closed.

Class A shares are available to the general public for investment through transaction-based financial intermediaries. Class A shares impose a sales charge (as a percentage of offering price) and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more and the shares are redeemed within 18 months of purchase. Class N, Class I and Class K shares are not subject to a sales charge.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Funds, the Funds’ Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ending August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

84	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2016

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through November 19, 2014, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•

Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no prices are obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Short-term investments maturing within sixty days at the time of purchase are valued using the amortized cost method as long as the amortized cost value of a particular portfolio instrument is reasonably determined to approximate the fair value of that investment established using market-based and issuer-specific factors.

•

Debt obligations (both governmental and non-governmental) purchased with greater than sixty days to maturity are valued at last reported evaluated bid prices obtained from independent pricing services or brokers. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

Notes to Financial Statements	85

SSGA Funds

Notes to Financial Statements, continued — August 31, 2016

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

•

Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event the advisor is unable to obtain an independent, third–party valuation on the settlement date of the swap agreements, the agreements will be fair valued.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical asset or liability;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of August 31, 2016, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The SSGA International Stock Selection Fund had transfers from Level 2 to Level 1 during the period ended August 31, 2016, in the amount of $22,469,609. At August 31, 2016, these investments were valued at exchange closing prices in accordance with the Fund’s valuation policy. At August 31, 2015, these investments were valued using alternative valuation procedure adopted by the Board due to a market closure in observance of a holiday.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at the source, if any. Interest income, if any, is recorded daily on an accrual basis. All premiums and discounts are amortized / accreted for financial reporting purposes using the effective interest method. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value.

Certain Funds invest in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to

86	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2016

record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gains distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific fund, are applied to that fund within the Trust. Other expenses which cannot be attributed to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the funds within the Trust. Class specific expenses are borne by each class.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds except for SSGA High Yield Bond Fund. SSGA High Yield Bond Fund declares and distributes to shareholder monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Derivative Financial Instruments

Futures Contracts

Certain Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

Notes to Financial Statements	87

SSGA Funds

Notes to Financial Statements, continued — August 31, 2016

For the period ended August 31, 2016, the following Funds entered into futures contracts for the strategies listed below:

Funds/ Portfolios	Strategies
SSGA Dynamic Small Cap Fund	Exposing cash reserves to markets
SSGA Enhanced Small Cap Fund	Exposing cash reserves to markets
State Street Disciplined Emerging Markets Equity Fund	Exposing cash reserves to markets
SSGA International Stock Selection Fund	Exposing cash reserves to markets

Forward Foreign Currency Exchange Contracts

Certain Funds may engage in forward foreign currency exchange contracts to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuations. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Certain risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gains on appreciated contracts, if any. Additionally, when utilizing forward foreign currency exchange contracts to hedge, the SSGA Funds give up the opportunity to profit from favorable exchange rate movements during the term of the contract. There were no outstanding forward foreign currency exchange contracts as of August 31, 2016.

During the period ended August 31, 2016, average notional value related to forward foreign currency exchange contracts was $34,615,304 or 31% of net assets.

Swaps

The SSGA High Yield Bond Fund may enter into swap agreements, in which the Fund and counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“BL OTC”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

A BL OTC swap is a transaction between a fund and dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. For BL OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as credit default swap contracts premiums paid and credit default swap contracts premiums received, respectively, in the Statements of Assets and Liabilities and amortized to realized gain/loss ratably over the term of the BL OTC swap. Payments received or made by the Fund for BL OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When a BL OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty (“CCP”), with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin if any, are designated on the Schedule of Investments and cash deposited is segregated and recorded on the Statement of Assets and Liabilities as due from broker. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations. For both bi-lateral and centrally cleared OTC swaps, payments are

88	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2016

exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination.

Credit Default Swaps

The SSGA High Yield Bond Fund may enter into a credit default swap for hedging purposes or to seek to increase total return of the Fund as well as managing the liquidity profile of the Fund. Credit default swap contracts may be entered into OTC or may be executed through a clearinghouse (“cleared credit default swap”). The Fund enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Accordingly, the Fund does not follow hedge accounting, even for derivatives employed as economic hedges.

Credit default swaps are typically governed by the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreements or similar agreements (“Master Agreements”). A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry’s inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry’s inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

The aggregate fair value of credit default swap agreements in a net asset position as of August 31, 2016 is disclosed in the footnotes to the Schedule of Investments. The maximum amount of future, undiscounted payments that the Funds, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of August 31, 2016, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net asset position for which the Fund is the protection seller, the Fund in order to settle these swap agreements

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would have been required to either (1) pay the swap agreement’s notional value of $4,000,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations.

The Funds maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

The aggregate value of the collateral of the credit default swaps held as of August 31, 2016, was $217,854.

Risks Associated with Derivatives

Derivative financial instruments involve, to varying degrees, elements of credit, market and/or interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative. When the Fund invests in a derivative instrument, the future exposure is potentially unlimited. The value of a derivative instrument will depend on the ability and the willingness of the Fund’s derivative counterparty to perform its obligations under the transaction. A liquid secondary market may not always exist for the Fund’s derivative positions at any time and may impact the Fund’s ability to establish fair market value of a derivative transaction and close out derivative positions. Although the use of derivatives is intended to complement the Fund’s performance, it may instead reduce returns and increase volatility. The measurement of the risks associated with derivative instruments is meaningful only when all related and offsetting transactions are considered. The Fund must set aside liquid assets or engage in other appropriate measures to cover its obligations under these derivative instruments.

Certain derivatives, including forward foreign currency contracts and some swap contracts, as applicable, are entered into over the counter (“OTC”) under the terms and conditions of an ISDA Master Agreement, which are separately negotiated with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Notional principal amounts are one component used to calculate the amount of exposure to the underlying instrument, but is not the amount delivered under the contract. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, the Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Trustees. The Fund bears the market risk arising from any change in index or security values or interest rates.

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The following tables summarize the value of the Fund derivative instruments as of August 31, 2016 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

SSGA Dynamic Small Cap Fund
Futures Contracts(a)	$—	$—	$—	$2,544	$—	$2,544
SSGA Enhanced Small Cap Fund
Futures Contracts(a)	—	—	—	24,304	—	24,304
SSGA International Stock Selection Fund
Futures Contracts(a)	—	—	—	112,949	—	112,949
SSGA High Yield Bond Fund
Swap Contracts(b)	—	—	60,979	—	—	60,979

(a) Unrealized	appreciation on open futures contracts. The Statements of Assets and Liabilities only reflects the current day’s net variation margin.
(b) Unrealized	appreciation on swap contracts. The Statements of Assets and Liabilities only reflects the current day’s net variation margin.

Liability Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

State Street Disciplined Emerging Markets Equity Fund
Futures Contracts(a)	$—	$—	$—	$(51,915)	$—	$(51,915)

(a) Unrealized	depreciation on open futures contracts. The Statements of Assets and Liabilities only reflects the current day’s net variation margin.

Net Realized Gain (Loss)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

SSGA Dynamic Small Cap Fund
Futures Contracts(a)	$—	$—	$—	$(95,060)	$—	$(95,060)
SSGA Enhanced Small Cap Fund
Futures Contracts(a)	—	—	—	86,601	—	86,601
State Street Disciplined Emerging Markets Equity Fund
Forward Foreign Currency Exchange Contracts(b)	—	(1,058,938)	—	—	—	(1,058,938)
Futures Contracts(a)	—	—	—	(381,198)	—	(381,198)
SSGA International Stock Selection Fund
Futures Contracts(a)	—	—	—	(35,833)	—	(35,833)
SSGA High Yield Bond Fund
Swap Contracts(c)	—	—	107,417	—	—	107,417

(a) Net	realized gain/loss on futures contracts.
(b) Net	realized gain (loss) on foreign currency transactions.
(c) Net	realized gain (loss) on swap contracts.

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Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

SSGA Dynamic Small Cap Fund
Futures Contracts(a)	$—	$—	$—	$2,544	$—	$2,544
SSGA Enhanced Small Cap Fund
Futures Contracts(a)	—	—	—	79,991	—	79,991
State Street Disciplined Emerging Markets Equity Fund
Forward Foreign Currency Exchange Contracts(b)	—	905,683	—	—	—	905,683
Futures Contracts(a)	—	—	—	276,028	—	276,028
SSGA International Stock Selection Fund
Futures Contracts(a)	—	—	—	112,949	—	112,949
SSGA High Yield Bond Fund
Swap Contracts(c)	—	—	109,084	—	—	109,084

(a) Net	change in unrealized appreciation (depreciation) on futures contracts.
(b) Net	change in unrealized appreciation (depreciation) on foreign currency translations.
(c)	Net change in unrealized appreciation (depreciation) on swap contracts.

4.	Fees and Transactions with Affiliates

Advisory Fee

SSGA FM manages the Funds pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Funds	%
SSGA Dynamic Small Cap Fund	0.75
SSGA Enhanced Small Cap Fund	0.45
State Street Disciplined Emerging Markets Equity Fund	0.75
SSGA International Stock Selection Fund	0.75
SSGA High Yield Bond Fund	0.30

The Adviser is contractually obligated until December 31, 2016, to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed the following percent of average daily net assets on an annual basis as follows:

Funds	Expense Limitations
SSGA Dynamic Small Cap Fund	0.85%
SSGA Enhanced Small Cap Fund	0.50%
State Street Disciplined Emerging Markets Equity Fund	1.00%
SSGA International Stock Selection Fund	0.75%
SSGA High Yield Bond Fund	0.50%

This waiver and/or reimbursement may not be terminated with respect to a Fund prior to December 31, 2016 without the approval of the Board of Trustees. This waiver and/or reimbursement supersedes any prior voluntary waiver or reimbursement arrangements for the Funds specifically named above and may, at the Adviser’s option, continue after the dates designated above.

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The total amount of waivers for the period ended August 31, 2016, is detailed in the following table. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

Amount Waived or Reimbursed

SSGA Dynamic Small Cap Fund	$325,774
SSGA Enhanced Small Cap Fund	305,466
State Street Disciplined Emerging Markets Equity Fund	366,603
SSGA International Stock Selection Fund	773,743
SSGA High Yield Bond Fund	222,412

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the State Street Institutional U.S. Government Money Market Fund (a series of a different trust managed by the Adviser not presented herein, referred to as the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If the Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Adviser will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. The Adviser has voluntarily agreed to waive a portion of any participating Fund’s advisory fee equal to the advisory fee paid by that participating Fund to the Central Fund. As of August 31, 2016, $12,916,564 or 0.06% of the Central Fund’s net assets represent investments by these Funds.

For the period ended August 31, 2016, the total advisory fees waived pursuant to the voluntary waiver agreement were as follows:

Amount Waived

SSGA Dynamic Small Cap Fund	$2,562
SSGA Enhanced Small Cap Fund	4,588
State Street Disciplined Emerging Markets Equity Fund	6,121
SSGA International Stock Selection Fund	15,623
SSGA High Yield Bond Fund	24,035

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”) serves as sub-administrator. Each Fund pays a fee at an annual rate of 0.05% of its average daily net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. The waiver may not be terminated or modified except with the approval of the Board. For the period ended August 31, 2016, SSGA FM waived fees in the following amounts:

Amount Waived

SSGA Dynamic Small Cap Fund	$2,848
SSGA Enhanced Small Cap Fund	3,333
State Street Disciplined Emerging Markets Equity Fund	14,037
SSGA International Stock Selection Fund	30,813
SSGA High Yield Bond Fund	7,425

State Street also serves as custodian of the Funds for a separate fee that is paid by each Fund.

Distribution and Shareholder Servicing Fees

State Street Global Markets, LLC (the “Distributor” or “SSGM”) serves as the Distributor of the Trust. SSGM is a wholly owned subsidiary of State Street Corporation. The Trust, with the exception of the State Street Disciplined Emerging Markets Equity Fund Class N shares, adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for services in connection with the distribution of shares of the Trust and the servicing of investor accounts.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments from the assets attributable to certain classes of its shares to the

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Distributor under the Plan. The Plan is a compensation plan that calls for payments at annual rates (based on average daily net assets) as follows:

Annual 12b-1 Fee

Class N	0.25%
Class A	0.25%
Class C	1.00%
Class I	0.00%
Class K	0.00%

With respect to the Class N shares of the State Street Disciplined Emerging Markets Equity Fund, the Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Historical Class N Plan”) under the 1940 Act. Under the Historical Class N Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, for services in connection with the distribution of Class N shares of the State Street Disciplined Emerging Markets Equity Fund and the servicing of investor accounts. Payments to the Distributor for the sale and distribution of these Class N shares are not permitted to exceed 0.25% of the State Street Disciplined Emerging Markets Equity Fund average net asset value per year.

With respect to the Class N shares, each Fund listed in the table below has a “Shareholder Servicers” agreement with the following entities: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”), High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Shareholder Servicers”), as well as several unaffiliated service providers. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. For these services, the Funds and/or Distributor pay the Shareholder Servicers monthly fees at a maximum of 0.175% per annum of the average daily value of all Class N shares held by or for customers of these Shareholder Servicers. For the period ended August 31, 2016 each Fund’s Class N shares paid the following shareholder servicing expenses to the Shareholder Servicers:

Fund	SSGM

SSGA Dynamic Small Cap Fund	$1,924
State Street Disciplined Emerging Markets Equity Fund	2,527
SSGA High Yield Bond Fund	53

Transfer Agent Fees

Boston Financial Data Services, Inc. (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as the Funds’ transfer and dividend paying agent. For these services, the Funds pay annual account services fees, activity based fees, and charges related to compliance and regulatory services.

The Fund(s) may also pay a sub-transfer agent fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributable to Class A, and Class I for recordkeeping, shareholder servicing, or administrative services provided by financial intermediaries.

Other Transactions with Affiliates — Securities Lending

State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated September 28, 2010.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending authorization agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (“Government Money Market Portfolio”) (formerly State Street Navigator Securities Lending Prime Portfolio), an affiliated money market fund, for which SSGA FM serves as investment adviser. See Note 8 for additional information regarding securities lending.

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Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended August 31, 2016 are disclosed in the Funds’ respective Schedule of Investments.

In December 2015, State Street Bank and Trust Co., the Funds’ custodian (“State Street”), announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The Trust and all Funds within this annual report were impacted by this matter. During all or part of the 18-year review period, many of the Funds had expense limitation agreements in place whereby the Adviser waived its fee and/or reimbursed operating expenses in order to maintain a stated total expense ratio. The net asset value (NAV) of Funds with such expense limitation agreements would not have been impacted by the overcharging since the Adviser would have waived its fee or reimbursed the Fund for any additional operating expense above the limitation. Management analyzed the revised invoicing information, by year, to determine which amounts, including interest, should be retained by the Funds and which amounts represented additional expenses for which the Adviser waived its fee or reimbursed the Funds. The amounts in the table below represent the refunded expenses and interest retained by the Funds for the periods in question.

	Refunded Custody Expense*	Interest*	Total	% of Net Assets at 8/31/16
SSGA Dynamic Small Cap Fund	20,351	3,699	24,050	0.08%
SSGA Enhanced Small Cap Fund	—	—	—	—
State Street Disciplined Emerging Markets Equity Fund	26,084	6,389	32,473	0.03%
SSGA International Stock Selection Fund	16,201	6,190	22,391	0.01%
SSGA High Yield Bond Fund	10,957	2,778	13,735	0.02%

*	Refunded Custody and Interest appear on the Statements of Operations in Custodian fees – Net and Interest income, respectively.

Due to Custodian

In certain circumstances, the Funds may have cash overdraft with the custodian. The Due to Custodian amount, if any, reflects cash overdrawn with State Street as custodian who is an affiliate of the Funds. The SSGA High Yield Bond Fund had a cash overdraft related to late interest payments.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended August 31, 2016, were as follows:

	Other Securities
	Purchases	Sales

SSGA Dynamic Small Cap Fund	$36,476,193	$32,243,761
SSGA Enhanced Small Cap Fund	27,390,679	25,291,157
State Street Disciplined Emerging Markets Equity Fund	139,073,125	208,346,316
SSGA International Stock Selection Fund	317,628,864	325,792,403
SSGA High Yield Bond Fund	53,145,623	53,027,449

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7.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for foreign currencies, REITs, passive foreign investment companies, capital gains tax reclasses, futures contracts, swap contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended August 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total

SSGA Dynamic Small Cap Fund	$172,672	$—	$—	$172,672
SSGA Enhanced Small Cap Fund	335,542	3,105,970	—	3,441,512
State Street Disciplined Emerging Markets Equity Fund	1,554	35,682,091	—	35,683,645
SSGA International Stock Selection Fund	7,941,891	—	—	7,941,891
SSGA High Yield Bond Fund	4,269,200	—	—	4,269,200

The tax character of distributions paid during the year ended August 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total

SSGA Dynamic Small Cap Fund	$131,052	$—	$—	$131,052
SSGA Enhanced Small Cap Fund	294,855	4,478,885	—	4,773,740
State Street Disciplined Emerging Markets Equity Fund	9,093,612	151,853,051	—	160,946,663
SSGA International Stock Selection Fund	3,465,133	—	—	3,465,133
SSGA High Yield Bond Fund	5,353,201	1,417,107	—	6,770,308

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total

SSGA Dynamic Small Cap Fund	$67,245	$(14,531,780)	$—	$4,170,340	$(486,649)	$(10,780,844)
SSGA Enhanced Small Cap Fund	203,207	—	142,383	4,084,516	—	4,430,106
State Street Disciplined Emerging Markets Equity Fund	1,370,200	(5,149,356)	—	22,903,727	—	19,124,571
SSGA International Stock Selection Fund	6,709,329	(569,309,488)	—	(627,670)	—	(563,227,829)
SSGA High Yield Bond Fund	108,400	(6,610,804)	—	2,422,553	—	(4,079,851)

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

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Notes to Financial Statements, continued — August 31, 2016

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Expiring 2017	Expiring 2018	Non-Expiring Short Term*	Non-Expiring Long Term*	Total

SSGA Dynamic Small Cap Fund	$8,040,854	$6,490,926	$—	$—	$14,531,780
State Street Disciplined Emerging Markets Equity Fund	—	—	5,149,356	—	5,149,356
SSGA International Stock Selection Fund	122,388,997	428,227,873	13,820,227	4,872,391	569,309,488
SSGA High Yield Bond Fund	—	—	3,686,778	2,924,026	6,610,804

*	Must be utilized prior to losses subject to expiration.

As of August 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

SSGA Dynamic Small Cap Fund	$33,710,448	$4,768,132	$597,791	$4,170,341
SSGA Enhanced Small Cap Fund	33,021,871	5,986,865	1,902,349	4,084,516
State Street Disciplined Emerging Markets Equity Fund	88,250,132	24,880,481	1,466,722	23,413,759
SSGA International Stock Selection Fund	305,157,268	19,512,688	20,134,651	(621,963)
SSGA High Yield Bond Fund	78,592,379	3,032,906	610,353	2,422,553

8.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Funds will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of August 31, 2016, and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of August 31, 2016:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received	Total Collateral Received

SSGA Dynamic Small Cap Fund	$7,187,006	$6,575,217	$826,817	$7,402,034
State Street Disciplined Emerging Markets Equity Fund	517,521	554,832	—	554,832
SSGA International Stock Selection Fund	2,235,791	2,366,898	1,669	2,368,567

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

Notes to Financial Statements	97

SSGA Funds

Notes to Financial Statements, continued — August 31, 2016

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2016:

SSGA Dynamic Small Cap Fund

	Remaining Contractual Maturity of the Agreements As of August 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,575,215	$—	$—	$—	$6,575,215
Warrants	2	—	—	—	2

Total	$6,575,217	$—	$—	$—	$6,575,217

Total Borrowings	$6,575,217	$—	$—	$—	$6,575,217

Gross amount of recognized liabilities for securities lending transactions.					$6,575,217

State Street Disciplined Emerging Markets Equity Fund

	Remaining Contractual Maturity of the Agreements As of August 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$554,832	$—	$—	$—	$554,832

Total Borrowings	$554,832	$—	$—	$—	$554,832

Gross amount of recognized liabilities for securities lending transactions.					$554,832

SSGA International Stock Selection Fund

	Remaining Contractual Maturity of the Agreements As of August 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,366,898	$—	$—	$—	$2,366,898

Total Borrowings	$2,366,898	$—	$—	$—	$2,366,898

Gross amount of recognized liabilities for securities lending transactions.					$2,366,898

9.	Line of Credit

The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. The agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified under separate agreements. The following Funds participate in the credit facility.

SSGA Dynamic Small Cap Fund	SSGA International Stock Selection Fund
SSGA Enhanced Small Cap Fund	SSGA High Yield Bond Fund
State Street Disciplined Emerging Markets Equity Fund

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Effective October 13, 2016, interest is calculated at a rate per annum equal to the higher of the New York Fed Bank Rate or LIBOR plus 1%.

98	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2016

During the period ended August 31, 2016, the State Street Disciplined Emerging Markets Equity Fund had a daily average balance on the line of credit (for those days on which there were borrowings):

Fund Name	Weighted Average Loan Balance	Weighted Average Borrowing cost	Number of Days
State Street Disciplined Emerging Markets Equity Fund	$5,630,000	1.36%	17

Interest Expense

The Funds may incur interest expense on cash overdrafts at the custodian or from the use of the line of credit. Interest expense incurred, if any, for the period ended August 31, 2016, is reflected on the Statements of Operations.

10.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds’ invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Notes to Financial Statements	99

SSGA Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SSGA Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund (formerly, SSGA Emerging Markets Fund), SSGA International Stock Selection Fund and SSGA High Yield Bond Fund (collectively, the “Funds”) (five of the portfolios constituting SSGA Funds) as of August 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of SSGA Funds at August 31, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

100	Report of Independent Registered Public Accounting Firm

SSGA Funds

Other Information — August 31, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from March 1, 2016 to August 31, 2016.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SSGA Dynamic Small Cap Fund
Class N	0.96%	$1,165.40	$5.23	$1,020.30	$4.88
Class A	1.16	1,164.20	6.31	1,019.30	5.89
Class I	0.91	1,165.60	4.95	1,020.60	4.62
Class K	0.70	1,167.00	3.81	1,021.60	3.56
SSGA Enhanced Small Cap Fund
Class N	0.67	1,172.60	3.66	1,021.80	3.41
Class A	0.94	1,171.40	5.13	1,020.40	4.77
Class I	0.69	1,173.50	3.77	1,021.70	3.51
Class K	0.49	1,174.20	2.68	1,022.70	2.49
State Street Disciplined Emerging Markets Equity Fund
Class N	1.15	1,160.50	6.25	1,019.40	5.84
Class A	1.38	1,157.90	7.49	1,018.20	7.00
Class I	1.15	1,159.00	6.24	1,019.40	5.84
Class K	0.92	1,161.50	5.00	1,020.50	4.67
SSGA International Stock Selection Fund
Class N	0.99	1,082.40	5.18	1,020.20	5.03
Class A	1.19	1,081.80	6.23	1,019.20	6.04
Class I	0.94	1,082.50	4.92	1,020.40	4.77
Class K	0.73	1,083.50	3.82	1,021.50	3.71

Other Information	101

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SSGA High Yield Bond Fund
Class N	0.61%	$1,100.80	$3.22	$1,022.10	$3.10
Class A	0.88	1,099.80	4.64	1,020.70	4.47
Class I	0.65	1,102.50	3.44	1,021.90	3.30
Class K	0.42	1,102.20	2.22	1,023.00	2.14

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling 1-800-997-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how each Fund voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in each Fund’s semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling 1-800-997-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

102	Other Information

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

Long term capital gains dividends of $3,105,970 were paid by the SSGA Enhanced Small Cap Fund during the year ended August 31, 2016.

Long term capital gains dividends of $35,682,091 were paid by the State Street Disciplined Emerging Markets Equity Fund during the year ended August 31, 2016.

The Funds designate dividends during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Percentage

SSGA Dynamic Small Cap Fund	94.22%
SSGA Enhanced Small Cap Fund	92.39

For the tax year ended August 31, 2016, the Funds hereby designate the following percentage of their net taxable income as qualified dividends taxed at individual net capital gain rates:

Amount

SSGA Dynamic Small Cap Fund	$202,473
SSGA Enhanced Small Cap Fund	396,499
State Street Disciplined Emerging Markets Equity Fund	2,807,409
SSGA International Stock Selection Fund	9,129,934

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as gross income earned from foreign sources in the taxable year ended August 31, 2016:

Amount

State Street Disciplined Emerging Markets Equity Fund	4,449,040
SSGA International Stock Selection Fund	9,846,704

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign tax credits in the taxable year ended August 31, 2016:

Amount

State Street Disciplined Emerging Markets Equity Fund	655,441
SSGA International Stock Selection Fund	743,304

Form 1099-DIV mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016.

Other Information	103

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreements1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in person on April 14-15, 2016 and May 19-20, 2016, including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel who are independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 14-15, 2016 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 19-20, 2016 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2015, to the performance of an appropriate benchmark for the Fund (the “Lipper Index”)[2] and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);

¡

Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

[1]

Over the course of many years overseeing the Funds and other investment companies, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

[2]	The Lipper Index is a proprietary index constructed by Lipper Inc. for each of the Funds.

104	Other Information

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

•	Information concerning the allocation of brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	Information relating to compliance with and the administration of each Code of Ethics adopted by the Adviser;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•	Information concerning the nature, extent, quality and cost of services provided to the Funds by SSGA FM in its capacity as the Fund’s administrator (the “Administrator”);

•	The entrepreneurial risk undertaken by the Adviser as sponsor of the Funds;

•

Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•

Draft responses to a letter from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”) to the Independent Trustees, reviewed prior to such date by Independent Counsel, requesting specific information from each of:

¡

SSGA FM, in its capacity as the Funds’ Adviser and Administrator, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from SSGA FM, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter from Independent Counsel prior to the executive sessions of the Board on May 19-20, 2016;

•

Materials provided by Broadridge Financial Solutions, Inc., the successor by acquisition to the producer of Lipper materials used in previous years (“Broadridge”), circulated to the Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

Other Information	105

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 19-20, 2016 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective June 1, 2016, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of SSGA FM and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2015. For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data provided by Broadridge. Among other information, the Board considered the following performance information in its evaluation of your Fund(s):

SSGA Dynamic Small Cap Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group and Performance Universe and above its Lipper Index for the 1-, 3- and 5- year periods and was below the medians of its Performance Group and Performance Universe and below its Lipper Index for the 10- year period.

SSGA Enhanced Small Cap Fund. The Board considered that the Fund’s performance was above the median of its Performance Group for the 1-, 3-, 5- and 10- year periods. The Board also considered that the Fund’s performance was above the median of its Performance Universe and above its Lipper Index for the 1-, 3- and 5- year periods and was below the median of its Performance Universe and below its Lipper Index for the 10- year period.

106	Other Information

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

SSGA High Yield Bond Fund. The Board considered that the Fund’s performance was above the median of its Performance Group for the 1-, 5- and 10- year periods and was equal to the median of its Performance Group for the 3- year period. The Board also considered that the Fund’s performance was above the median of its Performance Universe and above its Lipper Index for the 1-, 3-, 5- and 10- year periods.

SSGA International Stock Selection Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group and Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also considered that the Fund’s performance was above its Lipper Index for the 1-, 3- and 5- year periods and below its Lipper Index for the 10- year period.

State Street Disciplined Emerging Markets Equity Fund. The Board considered that the Fund’s performance was below the medians of its Performance Group and Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also considered that the Fund’s performance was above its Lipper Index for the 1- year period and below its Lipper Index for the 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance, including the fact that the Board approved certain changes to the Fund’s principal investment strategies, which took effect in December 2015.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its Performance Group, Performance Universe and Lipper Index or (b) after considering steps taken by management to improve the performance of State Street Disciplined Emerging Markets Equity Fund.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for each of the Funds. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. Among other information, the Board considered the following expense information in its evaluation of your Fund(s):

SSGA Dynamic Small Cap Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA Enhanced Small Cap Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA High Yield Bond Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA International Stock Selection Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

State Street Disciplined Emerging Markets Equity Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.

Other Information	107

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

Profitability

The Board reviewed the level of profits realized by the Adviser in providing investment advisory and other services to each Fund and to all funds within the fund complex. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers in connection with their relationships with the Funds, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds and/or fund complex. The Board noted that the Adviser does not currently have “soft dollar” arrangements in effect for trading the Funds’ investments.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

108	Other Information

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	69	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	75	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013-Present).

William L. Boyan c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	75

William L. Marshall c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; 2015 to present, Board Member, The Doylestown Health Foundation Board.	75	Director, Marshall Financial Group, Inc.

Other Information	109

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Richard D. Shirk c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013: Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	75	Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present); Chairman (January 2014 – present).

Rina K. Spence c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Honorary Consul for Monaco in Boston (2015 – present).	75

Bruce D. Taber c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	69

110	Other Information

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Douglas T. Williams c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 –2007).	75

Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009).	75
INTERESTED TRUSTEE(1)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	294

*	“Fund Complex” includes, as applicable, the SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Trusts, SPDR Series Trust, SPDR Index Shares Funds, Select Sector SPDR Trust, SSGA Active ETF Trust and SSGA Master Trust and their respective series.
(1)	Mr. Ross is an Interested Trustees because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

Other Information	111

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992-present).*

Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1961	Treasurer and Principal Accounting Officer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).

Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

112	Other Information

SSGA Funds

Other Information, continued — August 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 to present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).

Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014-2015); Claims Case Manager, Liberty Mutual Insurance (2012 -2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Statement of Additional Information (SAI) includes additional information about Fund’s directors and is available, without charge, upon request and by calling 1-800-997-7327.

Other Information	113

SSGA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

(800) 997-7327

Trustees

William L. Boyan

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian and shareholder servicing agent and pay SSGA Funds Management, Inc. for investment advisory and administrator services.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

114	Fund Management and Service Providers

IBG-21319	SSGACOMBFDAR

Annual Report

31 August 2016

SSGA Funds

SSGA S&P 500 Index Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

SSGA Funds

SSGA S&P 500 Index Fund

Annual Report

August 31, 2016

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

SSGA S&P 500 Index Fund

Portfolio Management Discussion and Analysis — August 31, 2016 (Unaudited)

Objective:   The Fund seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index.

Invests in:  State Street Equity 500 Index Portfolio (the “Portfolio”).

Strategy:   The Portfolio’s holdings are generally comprised of the 500 stocks in the S&P 500® Index (the “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

Past Performance is not a guarantee of future results.

Line graph is based on cumulative total return.

S&P 500 Index Fund

Period Ended 08/31/2016	Total Return
1 Year	12.38%
5 Years	14.54	%+
10 Years	7.37	%+

Standard & Poor’s® 500 Index#

Period Ended 08/31/2016	Total Return
1 Year	12.55%
5 Years	14.69	%+
10 Years	7.51	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the S&P 500 Index Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2015 is 0.188%.

See accompanying notes to financial statements.

SSGA S&P 500 Index Fund	1

SSGA S&P 500 Index Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2016 (Unaudited)

The SSGA S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index (the “Index”).

For the 12-month period ended August 31, 2016 (the “Reporting Period”), the total return for the Fund was 12.38% and for the Index was 12.55%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The Fund’s performance lagged behind the performance of the Index due to management fees and expenses as well as a small cash drag and transaction costs from participant cash flows.

The Fund had positive performance from September through December 2015. The positive performance was driven partly by the Fed’s accommodative monetary policy and expectations that any future interest rate increases would be gradual. Positive earnings and several large merger-and-acquisition deals also contributed to the positive performance, despite geopolitical concerns after terrorist attacks in Paris and Mali, and Russian jet crashes in Egypt and Turkey.

Performance for the Fund and the Index was positive overall in 2016, despite a rocky start to the year. The first quarter of 2016 started with negative performance, as concerns about the global economy, terrorist attacks in Turkey, Indonesia, and Pakistan, as well as North Korean claims of a successful hydrogen bomb test, weighed on the markets. Performance recovered in March, as the Fed appeared to scale back the expected number of interest rate hikes for the year. Surging oil prices also contributed to positive performance. Performance remained positive for the balance of the Reporting Period, due to the Fed’s easy monetary policy, generally strong corporate earnings, favorable macroeconomic data, and rising commodity prices. Stocks gained despite the United Kingdom’s surprising referendum vote in support of leaving the European Union.

On an individual security level, the top positive contributors to the Fund’s performance were Microsoft, Amazon, and Facebook. The top negative contributors to the Fund’s performance were Gilead Sciences, Apple, and Allergan.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2006.

#

The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+	Annualized.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Corporation and have been licensed for use by the SSGA Funds. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

2	SSGA S&P 500 Index Fund

SSGA S&P 500 Index Fund

Portfolio Summary

August 31, 2016 (Unaudited)

Portfolio Composition*	% of Master Portfolio Net Assets
Common Stock
Consumer Discretionary	12.1%
Consumer Staples	9.9
Energy	6.9
Financials	13.1
Health Care	14.4
Industrials	9.8
Information Technology	20.7
Materials	2.9
Real Estate	3.0
Telecommunication Services	2.6
Utilities	3.2
Short-Term Investments	1.2

Total Investments	99.8
Other Assets in Excess of Liabilities	0.2

100.0

Futures Contracts	0.1

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes which are an integral part of the financial statements.

SSGA S&P 500 Index Fund	3

SSGA S&P 500 Index Fund

Statement of Assets and Liabilities — August 31, 2016

Assets
Investment in corresponding Portfolio, at value (Note 1)	$1,519,228,631
Receivable for fund shares sold	790,968
Receivable from Adviser (Note 3)	168,483

Total assets	1,520,188,082

Liabilities
Payable for fund shares repurchased	907,492
Custodian fees payable (Note 3)	3,889
Administration fees payable (Note 3)	122,580
Shareholder servicing fee payable (Note 3)	31,303
Distribution fees payable (Note 3)	48,259
Accrued Trustees’ fees and expenses (Note 4)	164
Transfer agent fees payable (Note 3)	43,411
Professional fees payable	33,877
Printing and postage fees payable	41,431
Other accrued expenses and liabilities	7,744

Total liabilities	1,240,150

Net Assets	$1,518,947,932

Net Assets Consist of:
Paid-in Capital	$744,898,254
Undistributed (distribution in excess of) net investment income (loss)	6,173,313
Accumulated net realized gain (loss) on investments and futures contracts allocated from Portfolio	28,976,156
Net unrealized appreciation (depreciation) allocated from Portfolio on:
Investments	737,026,189
Futures contracts	1,874,020

Net Assets	$1,518,947,932

Net Asset Value Per Share
Net asset value per share	$33.85

Shares outstanding (unlimited amount authorized, $0.001 par value)	44,868,634

See accompanying notes which are an integral part of the financial statements.

4	Statement of Assets and Liabilities

SSGA S&P 500 Index Fund

Statement of Operations — For the Year Ended August 31, 2016

Income and Expenses Allocated from Portfolio
Interest income allocated from Portfolio (Note 2)	$8,747
Dividend income allocated from the Portfolio (Note 2)	33,916,758
Interest income (Note 3)	6,108
Foreign taxes withheld	(105,568)
Expenses allocated from Portfolio (Note 2)	(818,874)

Total investment income (loss) allocated from portfolio	33,007,171

Expenses
Administration fees (Note 3)	774,127
Shareholder servicing fees	371,581
Distribution fees (Note 3)	572,854
Custodian fees — Net (Note 3)	(18,034)
Trustees’ fees and expenses (Note 4)	20,231
Transfer agent fees (Note 3)	283,405
Registration and filing fees	34,450
Professional fees	100,851
Insurance expense	117,201
Miscellaneous expenses	34,055

Total expenses	2,290,721

Expenses waived/reimbursed by the Adviser (Note 3)	(739,070)

Net expenses	1,551,651

Net investment income (loss)	31,455,520

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Portfolio on:
Investments	390,146,377
Futures contracts	276,378
Net change in unrealized appreciation/depreciation allocated from Portfolio on:
Investments	(241,512,131)
Futures contracts	2,502,415

Net Realized and Unrealized Gain (Loss)	151,413,039

Net Increase (Decrease) in Net Assets from Operations	$182,868,559

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	5

SSGA S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended 8/31/16	Year Ended 8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$31,455,520	$29,737,239
Net realized gain (loss)	390,422,755	24,533,590
Net change in unrealized appreciation/depreciation	(239,009,716)	(51,078,928)

Net increase (decrease) in net assets resulting from operations	182,868,559	3,191,901

Distributions to Shareholders From:
Net investment income	(31,448,592)	(28,788,517)
Net realized gains	(32,493,009)	(17,743,354)

Total distributions to shareholders	(63,941,601)	(46,531,871)

From Beneficial Interest Transactions:
Proceeds from sale of shares sold	361,036,672	418,680,658
Reinvestment of distributions	60,778,489	44,324,122
Cost of shares redeemed	(553,843,557)	(396,188,922)

Net increase (decrease) in net assets from beneficial interest transactions	(132,028,396)	66,815,858

Net increase (decrease) in net assets during the period	(13,101,438)	23,475,888

Net assets at beginning of period	1,532,049,370	1,508,573,482

Net Assets at End of Period	$1,518,947,932	$1,532,049,370

Undistributed (distribution in excess of) net investment income (loss)	$6,173,313	$6,944,457

Shares of Beneficial Interest:
Shares sold	11,468,991	12,837,688
Reinvestment of distributions	1,945,044	1,349,631
Shares redeemed	(17,337,506)	(12,201,700)

Net increase (decrease)	(3,923,471)	1,985,619

See accompanying notes which are an integral part of the financial statements.

6	Statements of Changes in Net Assets

SSGA S&P 500 Index Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Year Ended 8/31/16		Year Ended 8/31/15		Year Ended 8/31/14(b)	Year Ended 8/31/13(b)	Year Ended 8/31/12(b)
Net asset value, beginning of period	$31.40		$32.23		$26.57	$23.18	$20.09

Income (loss) from investment operations:
Net investment income (loss)(c)	0.66	(d)	0.61	(f)	0.56	0.52	0.47	(d)
Net realized and unrealized gain (loss)	3.10		(0.46)		5.96	3.67	3.09

Total from investment operations	3.76		0.15		6.52	4.19	3.56

Distributions to shareholders from:
Net investment income	(0.65)		(0.60)		(0.54)	(0.50)	(0.47)
Net realized gains	(0.66)		(0.38)		(0.32)	(0.30)	—

Total distributions	(1.31)		(0.98)		(0.86)	(0.80)	(0.47)

Net asset value, end of period	$33.85		$31.40		$32.23	$26.57	$23.18

Total return(e)	12.38%		0.36%		24.98%	18.54%	18.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,518,948		$1,532,049		$1,508,573	$1,221,928	$1,131,262
Ratios to average net assets:
Total expenses	0.20%		0.16%		0.15%	0.17%	0.19%
Net expenses	0.15	%(d)(f)	0.16	%(f)	0.15%	0.17%	0.18	%(d)
Net investment income (loss)	2.03	%(d)(f)	1.88	%(f)	1.88%	2.08%	2.21	%(d)
Portfolio turnover rate(g)	6%		2%		2%	2%	19%

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.
(b)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(c)	Average daily shares outstanding were used for this calculation.
(d)	Reflects amounts waived and/or reimbursed by the investment adviser.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	Reflects amounts waived by the administrator.
(g)	Portfolio turnover rate is from the Portfolio.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	7

SSGA Funds

SSGA S&P 500 Index Fund

Notes to Financial Statements — August 31, 2016

1.	Organization

The SSGA Funds (the “Trust”), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of August 31, 2016, the Trust consisted of six (6) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest at $0.001 par value. The financial statements herein relate only to:

Fund	Classes	Commencement of Operations:	Diversification Classification
SSGA S&P 500 Index Fund	Class N	December 30, 1992	Diversified

The financial statements of the remaining (5) series are presented in separate reports.

The Fund is part of a master-feeder structure and invests substantially all of its assets in State Street Equity 500 Index Portfolio (the “Portfolio”), a separate series of the State Street Master Funds. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in net assets of the Portfolio (approximately 100.00% at August 31, 2016). The financial statements of the Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Fund, the Fund’s Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ending August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through November 19, 2014, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Fund requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

8	Notes to Financial Statements

SSGA Funds

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2016

Security Valuation

The Fund records its investments in the Portfolio at fair value each business day. The valuation policy of the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments. The summary of the inputs used for the Portfolio, as of August 31, 2016, in valuing the Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions consist of the Fund’s pro-rata share of the Portfolio’s realized gains and losses. Net investment income consists of a Fund’s pro-rata share of the net investment income of the Portfolio less expenses of the Fund.

Expenses

Certain expenses, which are directly identifiable to a specific fund, are applied to that fund within the Trust. Other expenses which cannot be attributed to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the fund within the Trust.

The Fund is allocated a pro-rata share of the expense of the Portfolio.

Distributions

Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Fund pays no fee directly to SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), for so long as assets of the Fund are invested in the Portfolio. The Portfolio makes payments to the Adviser for advisory and administration services and to State Street Bank and Trust Company (“State Street”) for custody and transfer agency services in the amount of 0.045% of average daily net assets on an annual basis, calculated daily and paid monthly. SSGA FM manages the Fund pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations.

The Adviser is contractually obligated until December 31, 2016 to reimburse the Fund for expenses to the extent that total expenses exceed 0.157% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2016 except with the approval of the Board. During the period ended August 31, 2016, SSGA FM agreed to waive fees of $544,049.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street serves as sub-administrator. The Fund pays a fee at an annual rate of 0.05% of its average daily net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. The waiver may not

Notes to Financial Statements	9

SSGA Funds

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2016

be terminated or modified except with the approval of the Board. For the period ended August 31, 2016, SSGA FM waived fees in the amount of $154,825.

During the period ended August 31, 2016, SSGA FM voluntarily agreed to waive fees of $40,196.

State Street also serves as custodian of the Fund for a fee that is paid by the Fund.

Distribution and Shareholder Servicing Fees

State Street Global Markets, LLC (the “Distributor” or “SSGM”) serves as the Distributor of the Trust. SSGM is a wholly owned subsidiary of State Street Corporation. The Trust adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for services in connection with the distribution of shares of the Trust and the servicing of investor accounts.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Fund, the Fund may make payments to the Distributor under the Plan. The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) up to 0.25%.

Additionally, the Board approved a limit of 0.062% on the amount of Rule 12b-1 fees paid to the Distributor.

The Fund has adopted a shareholder service agreement with the following entities: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Shareholder Servicers”), as well as unaffiliated service providers. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. For these services, the Fund and/or Distributor pay the Shareholder Servicers monthly fees at a maximum of 0.175% per annum of the average daily value of all Class N shares held by or for customers of these Shareholder Servicers. For the period ended August 31, 2016 the Fund’s Class N shares paid $3,289 to SSGM for shareholder servicing expenses to the Shareholder Servicers.

Transfer Agent Fees

Boston Financial Data Services, Inc. (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as the Fund’s transfer and dividend paying agent. For these services, the Fund pays annual account services fees, activity based fees, charges related to compliance and regulatory services.

Other Transactions with Affiliates

In December 2015, State Street, the Funds’ custodian, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The Trust and the Fund within this annual report were impacted by this matter. During all or part of the 18-year review period, many of the Funds had expense limitation agreements in place whereby the Adviser waived its fee and/or reimbursed operating expenses in order to maintain a stated total expense ratio. The net asset value (NAV) of Funds with such expense limitation agreements would not have been impacted by the overcharging since the Adviser would have waived its fee or reimbursed the Fund for any additional operating expense above the limitation. Management analyzed the revised invoicing information, by year, to determine which amounts, including interest, should be retained by the Funds and which amounts represented additional expenses for which the Adviser waived its fee or reimbursed the Funds. The amounts in the table below represent the refunded expenses and interest retained by the Fund for the periods in question.

	Refunded Custody Expense*	Interest Income*	Total	% of Net Assets at 8/31/16

SSGA S&P 500 Index Fund	$38,217	$6,108	$44,325	0.00%

*	Refunded Custody and Interest appear on the Statement of Operations in Custodian fees — Net and Interest income, respectively.

10	Notes to Financial Statements

SSGA Funds

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2016

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Income Tax Information

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.

Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, REITs and wash sale loss deferrals.

The tax character of distributions paid during the year ended August 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total

S&P 500 Index Fund	$31,448,592	$32,493,009	$—	$63,941,601

The tax character of distributions paid during the year ended August 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total

S&P 500 Index Fund	$33,156,505	$13,375,366	$—	$46,531,871

At August 31, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total

S&P 500 Index Fund	$7,503,293	$95,348,300	$671,198,085	$774,049,678

As of August 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 500 Index Fund	$848,757,499	$670,471,132	$—	$670,471,132

Notes to Financial Statements	11

SSGA Funds

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2016

6.	Risks

Market and Credit Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

12	Notes to Financial Statements

SSGA S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SSGA Funds:

We have audited the accompanying statement of assets and liabilities of SSGA S&P 500 Index Fund (the “Fund”) (one of the portfolios constituting SSGA Funds) as of August 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSGA S&P 500 Index Fund (one of the portfolios constituting SSGA Funds) at August 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2016

Report of Independent Registered Public Accounting Firm	13

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from March 1, 2016 to August 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)
S&P 500 Index Fund	0.15%	$1,135.20	$0.81	$1,024.40	$0.76

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366. Expenses are reflective of both the Fund and the Portfolio.

Tax Information

Long term capital gains dividends of $32,493,009 were paid by the Fund during the year ended August 31, 2016.

Proxy Voting Policies and Procedures and Record

The Fund has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling 1-800-997-7327, (ii) on the Fund’s website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Fund voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Fund will file its complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments is available in

14	Other Information

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited), continued

the Fund’s semi-annual and annual financial statements. The Fund’s Form N-Q is available (i) without charge, upon request, by calling 1-800-997-7327, (ii) on the Fund’s website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

TRUSTEE CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENT1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in person on April 14-15, 2016 and May 19-20, 2016, including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to the SSGA S&P 500 Index Fund (the “Fund”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel who are independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 14-15, 2016 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 19-20, 2016 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for the Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2015, to the performance of an appropriate benchmark for the Fund (the “Lipper Index”)[2] and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);

¡

Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Fund, as applicable; and

[1]

Over the course of many years overseeing the Fund and other investment companies, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

[2]	The Lipper Index is a proprietary index constructed by Lipper Inc. for the Fund.

Other Information	15

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited), continued

•	Profitability analyses for (a) the Adviser with respect to the Fund and (b) affiliates of the Adviser that provide services to the Fund (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

•	Information concerning the allocation of brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Fund.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Fund;

•	Information relating to compliance with and the administration of each Code of Ethics adopted by the Adviser;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Fund and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Fund; and

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•	Information concerning the nature, extent, quality and cost of services provided to the Fund by SSGA FM in its capacity as the Fund’s administrator (the “Administrator”);

•	The entrepreneurial risk undertaken by the Adviser as sponsor of the Fund;

•

Information concerning the nature, extent quality and cost of various non-investment management services provided to the Fund by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant, transfer agent and securities lending agent of the Fund, and the role of the Adviser in managing the Fund’s relationship with these service providers;

•

Draft responses to a letter from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”) to the Independent Trustees, reviewed prior to such date by Independent Counsel, requesting specific information from each of:

¡

SSGA FM, in its capacity as the Fund’s Adviser and Administrator, with respect to its operations relating to the Fund and its approximate profit margins before taxes from such operations for the Fund’s last fiscal year; and the relevant operations of other affiliated service providers to the Fund, together with their approximate profit margins from such relevant operations for the Fund’s last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Fund, with respect to its operations relating to the Fund; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Fund (the “Distributor”), with respect to its operations relating to the Fund, together with the Fund’s related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from SSGA FM, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter from Independent Counsel prior to the executive sessions of the Board on May 19-20, 2016;

•

Materials provided by Broadridge Financial Solutions, Inc., the successor by acquisition to the producer of Lipper materials used in previous years (“Broadridge”), circulated to the Independent Trustees and to Independent Counsel, with respect to the Fund for which such materials were then available; and

16	Other Information

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited), continued

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Fund throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Fund and the investment strategies used in pursuing the Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 19-20, 2016 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective June 1, 2016, for an additional year with respect to the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of SSGA FM and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring the Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Fund.

Fund Performance

The Board compared the Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2015. For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data provided by Broadridge. Among other information, the Board considered the following performance information in its evaluation of the Fund:

SSGA S&P 500 Index Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group and Performance Universe and above its Lipper Index for the 1-, 3-, 5- and 10- year periods.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory or better by comparison to the performance of its Performance Group, Performance Universe and Lipper Index.

Other Information	17

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited), continued

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by the Fund and actual fees paid by the Fund, net of waivers. As part of its review, the Board considered the Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various funds to limit the total expenses borne by shareholders of such funds. Among other information, the Board considered the following expense information in its evaluation of the Fund:

SSGA S&P 500 Index Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of the Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser in providing investment advisory and other services to the Fund and to all funds within the fund complex. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers in connection with their relationships with the Fund, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Fund and/or fund complex. The Board noted that the Adviser does not currently have “soft dollar” arrangements in effect for trading the Fund’s investments.

The Board concluded that the profitability of the Adviser with respect to the Fund, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Fund, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and all funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or the funds taken as a whole. The Board concluded that, in light of the current size of the Fund and all funds as a group, the level of profitability of the Adviser and its affiliates with respect to the Fund and all funds as a group over various time periods, and the comparatively low management fee and expense ratio of the Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Fund to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for the Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of the Fund and its shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

18	Other Information

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited), continued

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years And Relevant Experience	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	69	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	75	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Boyan c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	75

William L. Marshall c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; 2015 to present, Board Member, The Doylestown Health Foundation Board.	75	Director, Marshall Financial Group, Inc.

Other Information	19

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited), continued

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years And Relevant Experience	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Richard D. Shirk c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013: Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	75	Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present); Chairman (January 2014 – present).

Rina K. Spence c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Honorary Consul for Monaco in Boston (2015 – present).	75

Bruce D. Taber c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	69

20	Other Information

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited), continued

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years And Relevant Experience	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Douglas T. Williams c/o SSGA Funds Management Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	75

Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009).	75
INTERESTED TRUSTEE(1)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	294

*	“Fund Complex” includes, as applicable, the SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Trusts, SPDR Series Trust, SPDR Index Shares Funds, Select Sector SPDR Trust, SSGA Active ETF Trust and SSGA Master Trust and their respective series.
(1)	Mr. Ross is an Interested Trustees because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

Other Information	21

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited), continued

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*

Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1961	Treasurer and Principal Accounting Officer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).

Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

22	Other Information

SSGA S&P 500 Index Fund

Other Information — August 31, 2016 (Unaudited), continued

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 to present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).

Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about Fund’s directors and is available, without charge, upon request and by calling (800) 997-7327.

Other Information	23

SSGA S&P 500 Index Fund

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

(800) 997-7327

Trustees

William L. Boyan

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor:    State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian and shareholder servicing agent and pay SSGA Funds Management, Inc. for investment advisory and administrator services.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

24	Fund Management and Service Providers

IBG-21312	SSGASPFDAR

31 August 2016

State Street Master Funds

State Street Equity 500 Index Portfolio

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

State Street Master Funds

State Street Equity 500 Index Portfolio

August 31, 2016 (Unaudited)

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Equity 500 Index Portfolio

Portfolio Summary (Unaudited)

Portfolio Composition	August 31, 2016
Common Stocks	98.6%
Short-Term Investments	1.2
Other Assets in Excess of Liabilities	0.2

Total	100.0%

Top Five Sectors (excluding short-term investments)*	August 31, 2016
Information Technology	20.7%
Health Care	14.4
Financials	13.1
Consumer Discretionary	12.1
Consumer Staples	9.9

Total	70.2%

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to schedule of investments.

State Street Equity 500 Index Portfolio	1

State Street Equity 500 Index Portfolio

Schedule of Investments — August 31, 2016 (Unaudited)

Security Description	Shares	Value

Common Stocks - 98.6%
Consumer Discretionary - 12.1%
Advance Auto Parts, Inc.	6,200	$975,756
Amazon.com, Inc. (a)	30,802	23,691,666
AutoNation, Inc. (a)	4,769	225,812
AutoZone, Inc. (a)	2,288	1,697,238
Bed Bath & Beyond, Inc.	11,530	534,646
Best Buy Co., Inc.	22,313	858,604
BorgWarner, Inc.	16,623	571,665
CarMax, Inc. (a)	15,197	895,863
Carnival Corp.	36,049	1,723,142
CBS Corp. Class B	33,693	1,719,354
Chipotle Mexican Grill, Inc. (a)	2,414	998,744
Coach, Inc.	22,500	859,050
Comcast Corp. Class A	192,165	12,540,688
D.R. Horton, Inc.	26,179	839,299
Darden Restaurants, Inc.	9,917	611,284
Delphi Automotive PLC	21,481	1,517,847
Discovery Communications, Inc. Class A (a)	12,597	321,349
Discovery Communications, Inc. Class C (a)	18,697	464,060
Dollar General Corp.	23,287	1,709,499
Dollar Tree, Inc. (a)	18,682	1,545,001
Expedia, Inc.	9,323	1,017,326
Foot Locker, Inc.	10,100	662,964
Ford Motor Co.	315,660	3,977,316
Gap, Inc.	19,364	481,583
Garmin, Ltd.	9,160	449,573
General Motors Co.	113,577	3,625,378
Genuine Parts Co.	12,420	1,277,024
Goodyear Tire & Rubber Co.	19,613	575,642
H&R Block, Inc.	16,351	354,163
Hanesbrands, Inc.	30,400	806,816
Harley-Davidson, Inc.	14,785	779,169
Harman International Industries, Inc.	6,105	517,032
Hasbro, Inc.	9,128	746,123
Home Depot, Inc.	98,910	13,265,809
Interpublic Group of Cos., Inc.	31,928	738,814
Johnson Controls, Inc.	52,106	2,286,411
Kohl’s Corp.	15,788	700,671
L Brands, Inc.	20,346	1,550,569
Leggett & Platt, Inc.	9,844	516,613
Lennar Corp. Class A	15,425	729,603
LKQ Corp. (a)	25,000	902,250
Lowe’s Cos., Inc.	70,112	5,367,775
Macy’s, Inc.	24,361	881,381
Marriott International, Inc. Class A	14,897	1,062,603
Mattel, Inc.	27,743	919,126
McDonald’s Corp.	69,615	8,051,671
Michael Kors Holdings, Ltd. (a)	15,186	743,355
Mohawk Industries, Inc. (a)	5,069	1,078,582

Security Description	Shares	Value
Netflix, Inc. (a)	34,596	$3,371,380
Newell Brands, Inc.	37,350	1,982,538
News Corp. Class A	28,814	405,125
News Corp. Class B	7,500	108,225
NIKE, Inc. Class B	105,402	6,075,371
Nordstrom, Inc.	10,656	537,702
O’Reilly Automotive, Inc. (a)	7,820	2,189,209
Omnicom Group, Inc.	18,750	1,614,937
Priceline Group, Inc. (a)	3,908	5,536,581
PulteGroup, Inc.	27,643	590,731
PVH Corp.	6,051	652,056
Ralph Lauren Corp.	4,136	428,572
Ross Stores, Inc.	32,344	2,013,091
Royal Caribbean Cruises, Ltd.	12,800	910,208
Scripps Networks Interactive, Inc. Class A	6,863	434,908
Signet Jewelers, Ltd.	6,300	516,474
Staples, Inc.	55,534	475,371
Starbucks Corp.	115,992	6,522,230
Starwood Hotels & Resorts Worldwide, Inc.	13,444	1,041,372
Target Corp.	46,344	3,252,885
TEGNA, Inc.	19,952	404,228
Tiffany & Co.	8,481	605,289
Time Warner, Inc.	62,180	4,875,534
TJX Cos., Inc.	52,175	4,040,432
Tractor Supply Co.	11,074	929,662
TripAdvisor, Inc. (a)	9,015	549,915
Twenty-First Century Fox, Inc. Class A	85,709	2,103,299
Twenty-First Century Fox, Inc. Class B	34,400	854,840
Ulta Salon Cosmetics & Fragrance, Inc. (a)	5,200	1,285,492
Under Armour, Inc. Class A (a)	14,376	569,721
Under Armour, Inc. Class C (a)	14,478	516,141
Urban Outfitters, Inc. (a)	5,439	194,988
VF Corp.	26,428	1,639,857
Viacom, Inc. Class B	27,641	1,115,038
Walt Disney Co.	118,593	11,202,295
Whirlpool Corp.	6,359	1,135,972
Wyndham Worldwide Corp.	8,946	633,287
Wynn Resorts, Ltd.	6,959	621,578
Yum! Brands, Inc.	32,890	2,983,452

		183,285,895

Consumer Staples - 9.9%
Altria Group, Inc.	155,370	10,268,403
Archer-Daniels-Midland Co.	47,792	2,091,378
Brown-Forman Corp. Class B	15,122	734,173
Campbell Soup Co.	14,083	855,120
Church & Dwight Co., Inc.	10,300	1,024,026
Clorox Co.	10,379	1,360,064
Coca-Cola Co.	309,422	13,438,197

See accompanying notes to schedule of investments.

2	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2016 (Unaudited)

Security Description	Shares	Value

Colgate-Palmolive Co.	70,579	$5,246,843
ConAgra Foods, Inc.	34,551	1,610,422
Constellation Brands, Inc. Class A	14,076	2,309,168
Costco Wholesale Corp.	34,634	5,613,825
CVS Health Corp.	85,227	7,960,202
Dr. Pepper Snapple Group, Inc.	15,003	1,405,781
Estee Lauder Cos., Inc. Class A	17,763	1,584,993
General Mills, Inc.	47,922	3,393,836
Hershey Co.	11,015	1,100,288
Hormel Foods Corp.	21,098	807,210
J.M. Smucker Co.	9,555	1,354,803
Kellogg Co.	19,607	1,611,891
Kimberly-Clark Corp.	28,373	3,633,446
Kraft Heinz Co.	48,151	4,309,033
Kroger Co.	74,710	2,389,973
McCormick & Co., Inc.	9,561	974,840
Mead Johnson Nutrition Co.	15,568	1,324,370
Molson Coors Brewing Co. Class B	14,609	1,494,793
Mondelez International, Inc. Class A	122,794	5,528,186
Monster Beverage Corp. (a)	11,129	1,712,642
PepsiCo, Inc.	114,738	12,248,282
Philip Morris International, Inc.	123,287	12,320,070
Procter & Gamble Co.	211,761	18,488,853
Reynolds American, Inc.	66,892	3,315,836
Sysco Corp.	42,035	2,179,935
Tyson Foods, Inc. Class A	23,291	1,760,101
Wal-Mart Stores, Inc.	121,199	8,658,457
Walgreens Boots Alliance, Inc.	68,413	5,521,613
Whole Foods Market, Inc.	26,187	795,561

		150,426,614

Energy - 6.9%
Anadarko Petroleum Corp.	40,644	2,173,235
Apache Corp.	29,270	1,454,719
Baker Hughes, Inc.	34,694	1,704,516
Cabot Oil & Gas Corp.	38,322	943,871
Chesapeake Energy Corp. (a)	45,894	291,427
Chevron Corp.	149,834	15,070,304
Cimarex Energy Co.	7,742	1,023,337
Concho Resources, Inc. (a)	10,300	1,330,760
ConocoPhillips	97,803	4,014,813
Devon Energy Corp.	40,850	1,770,030
Diamond Offshore Drilling, Inc.	5,854	108,123
EOG Resources, Inc.	44,363	3,925,682
EQT Corp.	14,343	1,025,524
Exxon Mobil Corp.	330,172	28,771,188
FMC Technologies, Inc. (a)	17,509	493,754
Halliburton Co.	68,967	2,966,271
Helmerich & Payne, Inc.	9,474	572,798
Hess Corp.	20,244	1,099,249
Kinder Morgan, Inc.	147,176	3,215,796

Security Description	Shares	Value
Marathon Oil Corp.	65,189	$979,139
Marathon Petroleum Corp.	42,102	1,789,756
Murphy Oil Corp.	14,562	389,097
National Oilwell Varco, Inc.	29,941	1,004,221
Newfield Exploration Co. (a)	15,685	680,102
Noble Energy, Inc.	32,895	1,134,220
Occidental Petroleum Corp.	60,335	4,636,745
ONEOK, Inc.	15,804	741,050
Phillips 66	37,892	2,972,627
Pioneer Natural Resources Co.	13,024	2,331,947
Range Resources Corp.	14,541	560,846
Schlumberger, Ltd.	110,293	8,713,147
Southwestern Energy Co. (a)	37,344	519,455
Spectra Energy Corp.	53,441	1,903,568
Tesoro Corp.	9,949	750,354
Transocean, Ltd.	27,890	270,533
Valero Energy Corp.	37,786	2,091,455
Williams Cos., Inc.	52,710	1,472,717

		104,896,376

Financials - 13.1%
Affiliated Managers Group, Inc. (a)	4,276	607,406
Aflac, Inc.	33,737	2,502,611
Allstate Corp.	30,267	2,087,212
American Express Co.	63,752	4,180,856
American International Group, Inc.	88,532	5,296,870
Ameriprise Financial, Inc.	12,763	1,290,084
Aon PLC	20,782	2,314,076
Arthur J Gallagher & Co.	14,500	716,445
Assurant, Inc.	5,046	451,869
Bank of America Corp.	816,066	13,171,305
Bank of New York Mellon Corp.	86,891	3,620,748
BB&T Corp.	65,339	2,515,551
Berkshire Hathaway, Inc. Class B (a)	149,119	22,440,918
BlackRock, Inc.	9,918	3,697,530
Capital One Financial Corp.	40,168	2,876,029
Charles Schwab Corp.	96,789	3,044,982
Chubb, Ltd.	37,341	4,739,693
Cincinnati Financial Corp.	11,705	902,573
Citigroup, Inc.	233,093	11,127,860
Citizens Financial Group, Inc.	42,100	1,042,817
CME Group, Inc.	27,192	2,946,253
Comerica, Inc.	15,117	714,883
Discover Financial Services	33,277	1,996,620
E*TRADE Financial Corp. (a)	20,489	540,500
Fifth Third Bancorp	61,454	1,238,913
Franklin Resources, Inc.	28,651	1,045,762
Goldman Sachs Group, Inc.	31,088	5,268,172
Hartford Financial Services Group, Inc.	30,330	1,245,653
Huntington Bancshares, Inc.	86,565	866,516

See accompanying notes to schedule of investments.

State Street Equity 500 Index Portfolio	3

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2016 (Unaudited)

Security Description	Shares	Value

Intercontinental Exchange, Inc.	9,525	$2,686,240
Invesco, Ltd.	32,689	1,019,570
JPMorgan Chase & Co.	290,872	19,633,860
KeyCorp	87,779	1,102,504
Legg Mason, Inc.	9,115	315,288
Leucadia National Corp.	27,909	534,457
Lincoln National Corp.	20,010	961,080
Loews Corp.	20,312	850,260
M&T Bank Corp.	12,634	1,494,981
Marsh & McLennan Cos., Inc.	41,934	2,835,996
MetLife, Inc.	88,726	3,850,708
Moody’s Corp.	13,434	1,460,141
Morgan Stanley	118,955	3,813,697
Nasdaq, Inc.	9,225	656,912
Navient Corp.	26,641	383,098
Northern Trust Corp.	16,510	1,165,441
People’s United Financial, Inc.	22,434	364,553
PNC Financial Services Group, Inc.	40,442	3,643,824
Principal Financial Group, Inc.	20,726	1,017,025
Progressive Corp.	46,852	1,525,501
Prudential Financial, Inc.	35,937	2,852,679
Regions Financial Corp.	96,243	959,543
S&P Global, Inc.	21,298	2,631,155
State Street Corp. (b)	32,147	2,258,005
SunTrust Banks, Inc.	40,082	1,766,414
Synchrony Financial	66,671	1,855,454
T Rowe Price Group, Inc.	19,920	1,385,237
Torchmark Corp.	9,884	639,297
Travelers Cos., Inc.	23,798	2,825,061
Unum Group	19,924	709,494
US Bancorp	128,330	5,665,769
Wells Fargo & Co.	367,446	18,666,257
Willis Towers Watson PLC	11,079	1,373,907
XL Group, Ltd.	23,520	805,090
Zions Bancorp	18,258	558,512

		198,757,717

Health Care - 14.4%
Abbott Laboratories	116,159	4,881,001
AbbVie, Inc.	128,263	8,221,658
Aetna, Inc.	28,215	3,304,541
Agilent Technologies, Inc.	25,275	1,187,420
Alexion Pharmaceuticals, Inc. (a)	18,127	2,281,464
Allergan PLC (a)	31,326	7,347,200
AmerisourceBergen Corp.	15,152	1,317,769
Amgen, Inc.	59,691	10,151,051
Anthem, Inc.	21,119	2,641,565
Baxter International, Inc.	43,170	2,017,334
Becton Dickinson and Co.	17,004	3,013,279
Biogen, Inc. (a)	17,347	5,301,764
Boston Scientific Corp. (a)	108,077	2,574,394
Bristol-Myers Squibb Co.	132,412	7,599,125

Security Description	Shares	Value
C.R. Bard, Inc.	5,862	$1,294,564
Cardinal Health, Inc.	26,424	2,105,200
Celgene Corp. (a)	61,365	6,550,100
Centene Corp. (a)	13,500	921,915
Cerner Corp. (a)	23,963	1,546,572
Cigna Corp.	20,611	2,643,567
Danaher Corp.	48,478	3,946,594
DaVita HealthCare Partners, Inc. (a)	12,972	838,380
DENTSPLY SIRONA, Inc.	19,066	1,171,796
Edwards Lifesciences Corp. (a)	17,190	1,979,600
Eli Lilly & Co.	76,957	5,983,407
Endo International PLC (a)	18,600	385,020
Express Scripts Holding Co. (a)	51,047	3,711,117
Gilead Sciences, Inc.	105,646	8,280,534
HCA Holdings, Inc. (a)	24,500	1,850,975
Henry Schein, Inc. (a)	6,900	1,130,151
Hologic, Inc. (a)	18,500	710,770
Humana, Inc.	11,917	2,129,687
Illumina, Inc. (a)	11,800	1,986,412
Intuitive Surgical, Inc. (a)	3,052	2,094,954
Johnson & Johnson	218,941	26,128,419
Laboratory Corp. of America Holdings (a)	8,547	1,170,341
Mallinckrodt PLC (a)	8,200	611,228
McKesson Corp.	17,731	3,273,497
Medtronic PLC	111,604	9,712,896
Merck & Co., Inc.	219,998	13,813,674
Mylan NV (a)	32,807	1,389,705
Patterson Cos., Inc.	6,459	297,114
PerkinElmer, Inc.	9,732	518,229
Perrigo Co. PLC	11,614	1,056,758
Pfizer, Inc.	482,348	16,785,710
Quest Diagnostics, Inc.	11,358	940,670
Regeneron Pharmaceuticals, Inc. (a)	6,258	2,456,578
St. Jude Medical, Inc.	22,153	1,726,162
Stryker Corp.	25,195	2,914,054
Thermo Fisher Scientific, Inc.	31,112	4,734,935
UnitedHealth Group, Inc.	75,522	10,274,768
Universal Health Services, Inc. Class B	6,800	819,604
Varian Medical Systems, Inc. (a)	7,531	723,955
Vertex Pharmaceuticals, Inc. (a)	19,748	1,866,383
Waters Corp. (a)	6,815	1,072,068
Zimmer Biomet Holdings, Inc.	14,227	1,843,961
Zoetis, Inc.	36,528	1,866,581

		219,098,170

Industrials - 9.8%
3M Co.	48,143	8,629,151
Acuity Brands, Inc.	3,600	990,432

See accompanying notes to schedule of investments.

4	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2016 (Unaudited)

Security Description	Shares	Value

Alaska Air Group, Inc.	10,200	$688,806
Allegion PLC	7,537	536,785
American Airlines Group, Inc.	41,000	1,488,300
AMETEK, Inc.	18,401	897,049
Boeing Co.	47,424	6,139,037
C.H. Robinson Worldwide, Inc.	11,382	790,138
Caterpillar, Inc.	47,055	3,856,157
Cintas Corp.	6,922	813,404
CSX Corp.	77,059	2,179,229
Cummins, Inc.	12,444	1,563,091
Deere & Co.	24,054	2,033,766
Delta Air Lines, Inc.	62,766	2,306,651
Dover Corp.	12,345	895,013
Dun & Bradstreet Corp.	2,845	391,614
Eaton Corp. PLC	36,799	2,448,605
Emerson Electric Co.	51,869	2,732,459
Equifax, Inc.	9,495	1,252,391
Expeditors International of Washington, Inc.	14,444	731,589
Fastenal Co.	23,042	993,341
FedEx Corp.	19,950	3,290,354
Flowserve Corp.	11,455	554,078
Fluor Corp.	10,956	568,616
Fortive Corp.	24,239	1,276,668
Fortune Brands Home & Security, Inc.	12,500	794,500
General Dynamics Corp.	22,589	3,438,498
General Electric Co.	731,849	22,862,963
Honeywell International, Inc.	60,403	7,049,634
Illinois Tool Works, Inc.	25,371	3,015,343
Ingersoll-Rand PLC	21,316	1,449,275
Jacobs Engineering Group, Inc. (a)	9,657	508,827
JB Hunt Transport Services, Inc.	7,000	555,730
Kansas City Southern	8,604	832,179
L-3 Communications Holdings, Inc.	6,165	917,475
Lockheed Martin Corp.	20,490	4,978,455
Masco Corp.	25,939	920,316
Nielsen Holdings PLC	28,775	1,533,132
Norfolk Southern Corp.	23,968	2,250,595
Northrop Grumman Corp.	14,586	3,093,253
PACCAR, Inc.	27,935	1,671,630
Parker-Hannifin Corp.	10,814	1,325,039
Pentair PLC	14,491	928,149
Pitney Bowes, Inc.	18,021	338,074
Quanta Services, Inc. (a)	11,593	298,288
Raytheon Co.	23,436	3,284,087
Republic Services, Inc.	20,014	1,011,107
Robert Half International, Inc.	11,874	455,130
Rockwell Automation, Inc.	10,379	1,203,237
Rockwell Collins, Inc.	10,300	862,007
Roper Technologies, Inc.	8,035	1,426,614

Security Description	Shares	Value
Ryder System, Inc.	4,155	$272,236
Snap-on, Inc.	4,572	700,842
Southwest Airlines Co.	51,227	1,889,252
Stanley Black & Decker, Inc.	11,650	1,441,688
Stericycle, Inc. (a)	6,604	567,812
Textron, Inc.	20,506	837,670
TransDigm Group, Inc. (a)	4,300	1,226,317
Tyco International PLC	33,036	1,443,012
Union Pacific Corp.	66,538	6,356,375
United Continental Holdings, Inc. (a)	25,800	1,300,578
United Parcel Service, Inc. Class B	54,655	5,969,419
United Rentals, Inc. (a)	7,100	584,401
United Technologies Corp.	61,627	6,558,962
Verisk Analytics, Inc. (a)	12,100	1,004,905
W.W. Grainger, Inc.	4,712	1,086,870
Waste Management, Inc.	33,204	2,123,064
Xylem, Inc.	14,134	718,855

		149,132,519

Information Technology - 20.7%
Accenture PLC Class A	49,382	5,678,930
Activision Blizzard, Inc.	40,200	1,663,074
Adobe Systems, Inc. (a)	40,313	4,124,423
Akamai Technologies, Inc. (a)	14,034	770,467
Alliance Data Systems Corp. (a)	4,704	962,344
Alphabet, Inc. Class A (a)	23,323	18,421,672
Alphabet, Inc. Class C (a)	23,445	17,983,487
Amphenol Corp. Class A	24,480	1,525,349
Analog Devices, Inc.	24,818	1,552,614
Apple, Inc.	436,364	46,298,220
Applied Materials, Inc.	85,153	2,540,966
Autodesk, Inc. (a)	17,970	1,211,178
Automatic Data Processing, Inc.	36,965	3,319,827
Broadcom, Ltd.	29,335	5,175,281
CA, Inc.	24,759	839,578
Cisco Systems, Inc.	399,629	12,564,336
Citrix Systems, Inc. (a)	12,578	1,096,802
Cognizant Technology Solutions Corp. Class A (a)	49,127	2,821,855
Corning, Inc.	83,850	1,902,557
CSRA, Inc.	13,232	335,960
eBay, Inc. (a)	82,858	2,664,713
Electronic Arts, Inc. (a)	23,521	1,910,611
EMC Corp.	157,674	4,570,969
F5 Networks, Inc. (a)	5,059	620,891
Facebook, Inc. Class A (a)	184,007	23,206,963
Fidelity National Information Services, Inc.	21,586	1,712,417
First Solar, Inc. (a)	6,849	259,029
Fiserv, Inc. (a)	17,942	1,848,923
FLIR Systems, Inc.	11,839	364,996

See accompanying notes to schedule of investments.

State Street Equity 500 Index Portfolio	5

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2016 (Unaudited)

Security Description	Shares	Value

Global Payments, Inc.	12,575	$955,071
Harris Corp.	9,898	920,316
Hewlett Packard Enterprise Co.	130,463	2,802,345
HP, Inc.	138,563	1,991,150
Intel Corp.	375,220	13,466,646
International Business Machines Corp.	70,147	11,144,955
Intuit, Inc.	20,626	2,298,768
Juniper Networks, Inc.	27,844	642,640
KLA-Tencor Corp.	12,673	877,732
Lam Research Corp.	12,681	1,183,391
Leidos Holdings, Inc.	—	20
Linear Technology Corp.	18,321	1,067,015
MasterCard, Inc. Class A	76,949	7,435,582
Microchip Technology, Inc.	17,006	1,052,841
Micron Technology, Inc. (a)	84,228	1,388,920
Microsoft Corp.	625,977	35,968,638
Motorola Solutions, Inc.	12,428	956,832
NetApp, Inc.	22,643	783,221
NVIDIA Corp.	41,012	2,515,676
Oracle Corp.	247,070	10,184,225
Paychex, Inc.	25,431	1,542,899
PayPal Holdings, Inc. (a)	86,758	3,223,060
Qorvo, Inc. (a)	9,800	562,814
QUALCOMM, Inc.	116,385	7,340,402
Red Hat, Inc. (a)	14,330	1,045,803
salesforce.com, Inc. (a)	51,005	4,050,817
Seagate Technology PLC	22,976	775,210
Skyworks Solutions, Inc.	15,100	1,130,386
Symantec Corp.	49,603	1,196,920
TE Connectivity, Ltd.	27,749	1,764,004
Teradata Corp. (a)	9,013	285,982
Texas Instruments, Inc.	79,406	5,521,893
Total System Services, Inc.	13,399	659,901
VeriSign, Inc. (a)	8,020	597,089
Visa, Inc. Class A	151,340	12,243,406
Western Digital Corp.	23,706	1,106,359
Western Union Co.	37,340	803,557
Xerox Corp.	73,992	728,821
Xilinx, Inc.	20,342	1,102,740
Yahoo!, Inc. (a)	70,137	2,998,357

		314,264,836

Materials - 2.9%
Air Products & Chemicals, Inc.	15,607	2,428,761
Albemarle Corp.	9,100	727,727
Alcoa, Inc.	100,989	1,017,969
Avery Dennison Corp.	7,818	605,426
Ball Corp.	14,158	1,121,172
CF Industries Holdings, Inc.	19,730	512,980
Dow Chemical Co.	88,690	4,757,332
E.I. du Pont de Nemours & Co.	68,994	4,801,982
Eastman Chemical Co.	12,072	819,568
Ecolab, Inc.	21,365	2,628,963

Security Description	Shares	Value
FMC Corp.	10,522	$493,903
Freeport-McMoRan, Inc.	103,064	1,060,529
International Flavors & Fragrances, Inc.	6,480	897,998
International Paper Co.	32,508	1,576,313
LyondellBasell Industries NV Class A	27,752	2,189,355
Martin Marietta Materials, Inc.	4,855	888,611
Monsanto Co.	34,394	3,662,961
Mosaic Co.	27,716	833,420
Newmont Mining Corp.	41,373	1,582,104
Nucor Corp.	26,606	1,290,657
Owens-Illinois, Inc. (a)	13,263	237,806
PPG Industries, Inc.	21,488	2,275,149
Praxair, Inc.	22,900	2,794,716
Sealed Air Corp.	15,169	714,915
Sherwin-Williams Co.	6,287	1,783,685
Vulcan Materials Co.	10,490	1,194,496
WestRock Co.	19,148	917,189

		43,815,687

Real Estate - 3.0%
American Tower Corp. REIT	34,282	3,886,893
Apartment Investment & Management Co. Class A REIT	11,865	536,061
AvalonBay Communities, Inc. REIT	11,029	1,930,185
Boston Properties, Inc. REIT	12,221	1,712,529
CBRE Group, Inc. Class A REIT (a)	25,008	747,489
Crown Castle International Corp. REIT	26,842	2,543,816
Digital Realty Trust, Inc. REIT	12,000	1,189,080
Equinix, Inc. REIT	5,538	2,041,584
Equity Residential REIT	29,338	1,903,156
Essex Property Trust, Inc. REIT	5,055	1,147,991
Extra Space Storage, Inc. REIT	9,500	765,225
Federal Realty Investment Trust REIT	5,400	858,600
General Growth Properties, Inc. REIT	46,542	1,356,234
HCP, Inc. REIT	37,177	1,462,171
Host Hotels & Resorts, Inc. REIT	59,959	1,068,469
Iron Mountain, Inc. REIT	18,074	694,222
Kimco Realty Corp. REIT	32,916	989,126
Macerich Co. REIT	10,145	830,774
Prologis, Inc. REIT	41,947	2,227,805
Public Storage REIT	11,852	2,654,137
Realty Income Corp. REIT	19,800	1,301,454
Simon Property Group, Inc. REIT	24,435	5,265,010
SL Green Realty Corp. REIT	8,000	941,760

See accompanying notes to schedule of investments.

6	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2016 (Unaudited)

Security Description	Shares	Value

UDR, Inc. REIT	20,100	$727,218
Ventas, Inc. REIT	26,803	1,947,774
Vornado Realty Trust REIT	14,046	1,451,092
Welltower, Inc. REIT	28,481	2,185,917
Weyerhaeuser Co. REIT	59,998	1,910,936

		46,276,708

Telecommunication Services - 2.6%
AT&T, Inc.	489,818	20,023,760
CenturyLink, Inc.	43,173	1,200,209
Frontier Communications Corp.	91,638	421,535
Level 3 Communications, Inc. (a)	23,100	1,146,453
Verizon Communications, Inc.	324,251	16,968,055

		39,760,012

Utilities - 3.2%
AES Corp.	57,259	691,116
Alliant Energy Corp.	18,500	702,075
Ameren Corp.	18,956	936,806
American Electric Power Co., Inc.	39,543	2,553,291
American Water Works Co., Inc.	14,200	1,050,658
CenterPoint Energy, Inc.	33,235	746,790
CMS Energy Corp.	22,101	927,579
Consolidated Edison, Inc.	23,500	1,768,375
Dominion Resources, Inc.	49,468	3,668,547
DTE Energy Co.	14,239	1,322,803
Duke Energy Corp.	54,391	4,332,787
Edison International	26,005	1,891,084
Entergy Corp.	14,200	1,110,440
Eversource Energy	24,543	1,324,586
Exelon Corp.	74,059	2,518,006
FirstEnergy Corp.	35,129	1,149,772
NextEra Energy, Inc.	36,457	4,409,110
NiSource, Inc.	27,678	662,611
NRG Energy, Inc.	30,098	364,487
PG&E Corp.	39,612	2,453,567
Pinnacle West Capital Corp.	8,756	657,050
PPL Corp.	53,956	1,876,590
Public Service Enterprise Group, Inc.	40,536	1,733,319
SCANA Corp.	11,501	812,546
Sempra Energy	18,924	1,980,018
Southern Co.	75,384	3,869,461
WEC Energy Group, Inc.	25,087	1,502,210
Xcel Energy, Inc.	40,500	1,675,080

		48,690,764

Total Common Stocks (Cost $564,037,970)		1,498,405,298

Security Description	Shares/ Principal Amount	Value

Short-term Investments 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (c)(d)	13,541,145	$13,541,145
U.S. Treasury Bill 0.10%, due 09/08/2016 (e)(f)	3,860,000	3,859,662

Total Short-term Investments (Cost $17,400,807)		17,400,807

Total Investments - 99.8% (Cost $581,438,777(g))		1,515,806,105

Other Assets In Excess of Liabilities - 0.2%		3,423,592

Net Assets - 100.0%		$1,519,229,697

(a)	Non-income producing security.
(b)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the period ended August 31, 2016 are shown in the Affiliate Table below.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at August 31, 2016.
(e)	All or part of this security has been designated as collateral for futures contracts.
(f)	Rate represents annualized yield at date of purchase.
(g)	Cost of investments shown approximates cost for federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2016 was $949,088,982 and $14,721,654, respectively, resulting in net unrealized appreciation of investments of $934,367,328.
REIT	Real Estate Investment Trust

See accompanying notes to schedule of investments.

State Street Equity 500 Index Portfolio	7

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2016 (Unaudited)

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of August 31, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Assets:

Investments:
Common Stocks
Consumer Discretionary	$183,285,895	$—	$—	$183,285,895
Consumer Staples	150,426,614	—	—	150,426,614
Energy	104,896,376	—	—	104,896,376
Financials	198,757,717	—	—	198,757,717
Health Care	219,098,170	—	—	219,098,170
Industrials	149,132,519	—	—	149,132,519
Information Technology	314,264,836		—	314,264,836
Materials	43,815,687		—	43,815,687
Real Estate	46,276,708		—	46,276,708
Telecommunication Services	39,760,012		—	39,760,012
Utilities	48,690,764		—	48,690,764
Short-Term Investments	13,541,145	3,859,662	—	17,400,807

Total Investments	$1,511,946,443	$3,859,662	$—	$1,515,806,105

Other Financial Instruments:
Futures Contracts (a)	1,147,067	—	—	1,147,067

TOTAL Investments and Other Financial Instruments	$1,513,093,510	$3,859,662	$—	$1,516,953,172

(a)	Futures Contracts are valued at unrealized appreciation (depreciation).

At August 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation
S&P 500 Financial Futures Contracts (long)	09/16/2016	206	$22,345,850	$1,147,067

During the period ended August 31, 2016, average notional value related to futures contracts was $33,829,931 or 2% of net assets.

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 8/31/16	Value at 8/31/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	34,247	$2,272,631	2,400	4,500	32,147	$2,258,005	$23,390	$(36,928)
State Street Institutional U.S. Government Money Market Fund, Premier Class	32,967,587	32,967,587	168,555,576	187,982,018	13,541,145	13,541,145	42,070	—

See accompanying notes to schedule of investments.

8	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Notes to Schedule of Investments — August 31, 2016 (Unaudited)

Security Valuation

The Portfolio investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•

Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Debt obligations (both governmental and non-governmental) that are short term in nature (with a maturity of sixty days or less at purchase) are valued using the amortized cost method as long as the amortized cost value of a particular portfolio instrument is reasonably determined to approximate the fair value of that investment established using market-based and issuer-specific factors or at a price obtained from an independent pricing service.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Portfolio’s net asset value and the prices used by the Portfolio’s underlying benchmark. Various inputs are used in determining the value of the Portfolio’s investments.

The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

State Street Equity 500 Index Portfolio	9

State Street Equity 500 Index Portfolio

Notes to Schedule of Investments — August 31, 2016 (Unaudited)

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Portfolio had no material transfers between levels for the period ended August 31, 2016.

Futures Contracts

The Portfolio may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended August 31, 2016, the Portfolio entered into futures contracts for cash equitization and return enhancement.

The following tables summarize the value of the Portfolio’s derivative instruments as of August 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Futures Contracts(a)	—	—	—	$1,147,067	—	$1,147,067

(a)	Unrealized appreciation on open futures contracts. The Statement of Assets and Liabilities only reflects the current day’s net variation margin.

Other Transactions with Affiliates

The Portfolio may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended August 31, 2016 are disclosed in the Schedule of Investments.

Due to Custodian

In certain circumstances, the Portfolio may have a cash overdraft with the custodian. The Due to Custodian amount, if any, reflects cash overdrawn with SSB as custodian who is an affiliate of the Portfolio.

10	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities — August 31, 2016 (Unaudited)

Assets
Investments in unaffiliated issuers, at value	$1,500,006,955
Investments in affiliated issuers, at value	15,799,150
Total Investments	1,515,806,105
Receivable for investments sold	67,936
Dividends and interest receivable — unaffiliated issuers	3,430,357
Dividends receivable — affiliated issuers	3,770
Receivable from Adviser	22,813

Total assets	1,519,330,981

Liabilities
Due to custodian	5
Variation margin on open futures contracts	58,717
Advisory fee payable	42,562

Total liabilities	101,284

Net Assets	$1,519,229,697

See accompanying notes to schedule of investments.

Statements of Assets and Liabilities	11

Annual Report

31 December 2015

State Street Master Funds

State Street Equity 500 Index Portfolio

State Street Master Funds

State Street Equity 500 Index Portfolio

Annual Report

December 31, 2015

State Street Equity 500 Index Portfolio

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The State Street Equity 500 Index Portfolio’s (the “Fund”) investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500” or the “Index”). In seeking to achieve this objective, the Fund utilizes a passive management strategy designed to track the performance of the Index. The Fund also employs futures to maintain market exposure and otherwise assist in attempting to replicate the performance of the Index. During the 12-month period ended December 31, 2015 (the “Reporting Period”), the Fund invested in S&P 500 futures contracts to equitize the small amount of cash in the portfolio. Futures performance did not have a material impact on portfolio performance.

For the Reporting Period, the total return for the Fund was 1.41%, and the total return for the Index was 1.38%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The expenses of managing the Fund, managing cash inflows to and outflows from the Fund and small security misweights contributed to the difference between the Fund’s performance and that of the Index.

After a turbulent January 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions taken the prior month moderated. In March, the Bureau of Labor Statistics reported better than expected employment numbers which potentially increased the likelihood that the U.S Federal Reserve (the “Fed”) would increase interest rates sooner rather than later. This possibility contributed to a selloff of gold and U.S. equities. However, the rout was short lived as news broke that the Fed would allow several large Wall Street banks to initiate or raise their dividends. U.S. equities rallied on the news.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence between the Fed and other central banks, the U.S. dollar declined nearly 4% for the month, which reflected in part a softening in U.S. economic data and a later than expected start to Fed interest rate hikes. Global markets entered the month of May 2015 digesting an initial first quarter 2015 GDP report released in April that showed a much lower than expected 0.2% annualized rate of growth in the U.S. Despite the weak U.S. growth data, May opened with global interest rates continuing to rise sharply on the heels of a market selloff that began in late April 2015.

Markets in the third quarter of 2015 were unsettled by a steady stream of worrying headlines from Europe. After the market selloff in August, expectations that the Fed would make good on the median forecast of Fed Board members and bank presidents in June that interest rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to a lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by a year over year decline in the earnings of issuers listed on the Index. This falloff in earnings is most significantly attributable to the energy sector where a significant decline in oil prices through the end of September corresponded to a nearly identical decline in energy sector earnings. Excluding the energy sector, aggregate earnings growth for issuers included in the Index remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and the backdrop of subdued global growth.

State Street Master Funds

State Street Equity 500 Index Portfolio

MANAGEMENT DISCUSSION OF FUND PERFORMANCE — (continued)

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, equity markets found their footing in October to open the fourth quarter. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy – commitments that were seemingly validated when the International Monetary Fund downgraded its forecast for global growth in early October. The fourth quarter proved a strong one for the Index, which finished positive for the three month period.

On an individual security level, the top positive contributors to the Fund’s performance were: Amazon.com, Inc., Microsoft Corp., and General Electric Co. The top negative contributors to the Fund’s performance were: Kinder Morgan, Inc. Class P, Exxon Mobil Corp., and QUALCOMM Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions, and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Master Funds

State Street Equity 500 Index Portfolio

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2015

	Total Return One Year Ended December 31, 2015	Total Return Average Annual Five Years Ended December 31, 2015	Total Return Average Annual Ten Years Ended December 31, 2015

State Street Equity 500 Index Portfolio	1.41%	12.52%	7.28%

S&P 500® Index(b)	1.38%	12.56%	7.30%

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that a partner’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

State Street Master Funds

State Street Equity 500 Index Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2015
Common Stocks	98.2%
Money Market Fund	2.1
U.S. Government Security	0.2
Liabilities in Excess of Other Assets	(0.5)
Total	100.0%

Top Five Sectors (excluding short-term investments)*	December 31, 2015
Information Technology	20.3%
Financials	16.2
Health Care	14.9
Consumer Discretionary	12.7
Consumer Staples	9.9
Industrials	9.9
Total	83.9%

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments

December 31, 2015

Security Description	Shares	Value

COMMON STOCKS – 98.2%
Consumer Discretionary – 12.7%
Advance Auto Parts, Inc.	6,700	$1,008,417
Amazon.com, Inc.(a)	33,702	22,778,845
AutoNation, Inc.(a)	7,269	433,669
AutoZone, Inc.(a)	2,588	1,920,063
Bed Bath & Beyond, Inc.(a)	14,630	705,898
Best Buy Co., Inc.	25,813	786,006
BorgWarner, Inc.	21,223	917,470
Cablevision Systems Corp. Class A	18,012	574,583
CarMax, Inc.(a)	18,797	1,014,474
Carnival Corp.	40,349	2,198,214
CBS Corp. Class B, NVDR	38,493	1,814,175
Chipotle Mexican Grill, Inc.(a)	2,814	1,350,298
Coach, Inc.	26,700	873,891
Comcast Corp. Class A	215,065	12,136,118
D.R. Horton, Inc.	29,279	937,806
Darden Restaurants, Inc.	9,917	631,118
Delphi Automotive PLC	25,581	2,193,059
Discovery Communications, Inc. Class A(a)	12,597	336,088
Discovery Communications, Inc. Class C(a)	23,197	585,028
Dollar General Corp.	25,487	1,831,751
Dollar Tree, Inc.(a)	19,382	1,496,678
Expedia, Inc.	10,923	1,357,729
Ford Motor Co.	338,760	4,773,128
Fossil Group, Inc.(a)	3,917	143,206
GameStop Corp. Class A	9,878	276,979
Gap, Inc.	19,364	478,291
Garmin, Ltd.	11,460	425,968
General Motors Co.	126,077	4,287,879
Genuine Parts Co.	14,220	1,221,356
Goodyear Tire & Rubber Co.	23,813	777,971
H&R Block, Inc.	20,651	687,885
Hanesbrands, Inc.	36,500	1,074,195
Harley-Davidson, Inc.	15,285	693,786
Harman International Industries, Inc.	6,105	575,152
Hasbro, Inc.	9,128	614,862
Home Depot, Inc.	110,610	14,628,173
Interpublic Group of Cos., Inc.	36,328	845,716
Johnson Controls, Inc.	54,906	2,168,238
Kohl’s Corp.	15,788	751,982
L Brands, Inc.	23,046	2,208,268
Leggett & Platt, Inc.	12,244	514,493
Lennar Corp. Class A	15,425	754,437
Lowe’s Cos., Inc.	81,312	6,182,964
Macy’s, Inc.	25,761	901,120
Marriott International, Inc. Class A	17,797	1,193,111
Mattel, Inc.	32,943	895,061
McDonald’s Corp.	80,815	9,547,484
Michael Kors Holdings, Ltd.(a)	15,186	608,351
Mohawk Industries, Inc.(a)	5,669	1,073,652
Netflix, Inc.(a)	37,096	4,243,040
Newell Rubbermaid, Inc.	24,251	1,068,984
News Corp. Class A	28,814	384,955
News Corp. Class B	15,000	209,400
NIKE, Inc. Class B	119,002	7,437,625
Nordstrom, Inc.	10,656	530,775

O’Reilly Automotive, Inc.(a)	8,920	2,260,506
Omnicom Group, Inc.	19,950	1,509,417
Priceline Group, Inc.(a)	4,408	5,619,980
PulteGroup, Inc.	27,643	492,598
PVH Corp.	7,251	534,036
Ralph Lauren Corp.	5,436	606,005
Ross Stores, Inc.	35,944	1,934,147
Royal Caribbean Cruises, Ltd.	14,600	1,477,666
Scripps Networks Interactive, Inc. Class A	8,863	489,326
Signet Jewelers, Ltd.	7,400	915,306
Staples, Inc.	55,534	525,907
Starbucks Corp.	130,992	7,863,450
Starwood Hotels & Resorts Worldwide, Inc.	14,744	1,021,464
Target Corp.	54,844	3,982,223
TEGNA, Inc.	19,952	509,175
Tiffany & Co.	10,881	830,111
Time Warner Cable, Inc.	24,774	4,597,807
Time Warner, Inc.	71,580	4,629,079
TJX Cos., Inc.	57,275	4,061,370
Tractor Supply Co.	11,074	946,827
TripAdvisor, Inc.(a)	8,815	751,479
Twenty-First Century Fox, Inc. Class A	102,309	2,778,712
Twenty-First Century Fox, Inc. Class B	38,400	1,045,632
Under Armour, Inc. Class A(a)	16,476	1,328,130
Urban Outfitters, Inc.(a)	9,239	210,187
VF Corp.	28,228	1,757,193
Viacom, Inc. Class B	29,841	1,228,256
Walt Disney Co.	133,593	14,037,952
Whirlpool Corp.	7,259	1,066,129
Wyndham Worldwide Corp.	11,446	831,552
Wynn Resorts, Ltd.	6,959	481,493
Yum! Brands, Inc.	36,990	2,702,120

		203,085,100

Consumer Staples – 9.9%
Altria Group, Inc.	171,270	9,969,627
Archer-Daniels-Midland Co.	55,192	2,024,442
Brown-Forman Corp. Class B	8,861	879,720
Campbell Soup Co.	14,283	750,572
Church & Dwight Co., Inc.	11,400	967,632
Clorox Co.	11,279	1,430,516
Coca-Cola Co.	343,722	14,766,297
Coca-Cola Enterprises, Inc.	17,013	837,720
Colgate-Palmolive Co.	78,279	5,214,947
ConAgra Foods, Inc.	38,551	1,625,310
Constellation Brands, Inc. Class A	15,476	2,204,401
Costco Wholesale Corp.	38,634	6,239,391
CVS Health Corp.	97,627	9,544,992
Dr. Pepper Snapple Group, Inc.	16,303	1,519,440
Estee Lauder Cos., Inc. Class A	18,963	1,669,882
General Mills, Inc.	51,922	2,993,822
Hershey Co.	13,815	1,233,265
Hormel Foods Corp.	11,049	873,755
J.M. Smucker Co.	10,655	1,314,188
Kellogg Co.	23,507	1,698,851
Keurig Green Mountain, Inc.	10,589	952,798
Kimberly-Clark Corp.	31,773	4,044,703

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2015

Security Description	Shares	Value

COMMON STOCKS – (continued)
Consumer Staples – (continued)
Kraft Heinz Co.	52,651	$3,830,887
Kroger Co.	84,410	3,530,870
McCormick & Co., Inc.	9,561	818,039
Mead Johnson Nutrition Co.	17,868	1,410,679
Molson Coors Brewing Co. Class B	13,709	1,287,549
Mondelez International, Inc. Class A	140,494	6,299,751
Monster Beverage Corp.(a)	13,847	2,062,649
PepsiCo, Inc.	128,138	12,803,549
Philip Morris International, Inc.	136,187	11,972,199
Procter & Gamble Co.	239,361	19,007,657
Reynolds American, Inc.	72,192	3,331,661
Sysco Corp.	43,535	1,784,935
Tyson Foods, Inc. Class A	26,091	1,391,433
Wal-Mart Stores, Inc.	138,099	8,465,469
Walgreens Boots Alliance, Inc.	76,913	6,549,526
Whole Foods Market, Inc.	32,487	1,088,314

		158,391,438

Energy – 6.3%
Anadarko Petroleum Corp.	44,144	2,144,515
Apache Corp.	31,770	1,412,812
Baker Hughes, Inc.	36,294	1,674,968
Cabot Oil & Gas Corp.	38,322	677,916
Cameron International Corp.(a)	17,767	1,122,874
Chesapeake Energy Corp.	45,894	206,523
Chevron Corp.	165,234	14,864,451
Cimarex Energy Co.	7,742	691,980
Columbia Pipeline Group, Inc.	37,878	757,560
ConocoPhillips	107,403	5,014,646
CONSOL Energy, Inc.	18,673	147,517
Devon Energy Corp.	34,750	1,112,000
Diamond Offshore Drilling, Inc.	5,854	123,519
Ensco PLC Class A	19,189	295,319
EOG Resources, Inc.	47,963	3,395,301
EQT Corp.	12,943	674,719
Exxon Mobil Corp.	366,072	28,535,312
FMC Technologies, Inc.(a)	17,509	507,936
Halliburton Co.	75,967	2,585,917
Helmerich & Payne, Inc.	10,974	587,658
Hess Corp.	22,344	1,083,237
Kinder Morgan, Inc.	157,376	2,348,050
Marathon Oil Corp.	63,789	803,103
Marathon Petroleum Corp.	47,302	2,452,136
Murphy Oil Corp.	14,562	326,917
National Oilwell Varco, Inc.	33,841	1,133,335
Newfield Exploration Co.(a)	12,285	400,000
Noble Energy, Inc.	36,495	1,201,780
Occidental Petroleum Corp.	67,535	4,566,041
ONEOK, Inc.	18,404	453,843
Phillips 66	40,592	3,320,426
Pioneer Natural Resources Co.	12,424	1,557,721
Range Resources Corp.	14,541	357,854
Schlumberger, Ltd.	111,272	7,761,222
Southwestern Energy Co.(a)	37,344	265,516
Spectra Energy Corp.	60,741	1,454,139
Tesoro Corp.	9,949	1,048,326
Transocean, Ltd.	27,890	345,278
Valero Energy Corp.	42,086	2,975,901

Williams Cos., Inc.	58,010	1,490,857

		101,879,125

Financials – 16.2%
ACE, Ltd.	28,667	3,349,739
Affiliated Managers Group, Inc.(a)	4,976	794,966
Aflac, Inc.	37,737	2,260,446
Allstate Corp.	34,067	2,115,220
American Express Co.	74,052	5,150,317
American International Group, Inc.	108,032	6,694,743
American Tower Corp. REIT	36,882	3,575,710
Ameriprise Financial, Inc.	15,963	1,698,782
Aon PLC	24,582	2,266,706
Apartment Investment & Management Co. Class A	15,865	635,076
Assurant, Inc.	6,346	511,107
AvalonBay Communities, Inc. REIT	11,929	2,196,487
Bank of America Corp.	916,466	15,424,123
Bank of New York Mellon Corp.	93,991	3,874,309
BB&T Corp.	67,939	2,568,774
Berkshire Hathaway, Inc. Class B(a)	164,819	21,762,701
BlackRock, Inc.	11,118	3,785,901
Boston Properties, Inc. REIT	12,921	1,647,944
Capital One Financial Corp.	46,868	3,382,932
CBRE Group, Inc. Class A(a)	25,008	864,777
Charles Schwab Corp.	105,889	3,486,925
Chubb Corp.	19,396	2,572,685
Cincinnati Financial Corp.	13,605	805,008
Citigroup, Inc.	262,293	13,573,663
CME Group, Inc.	28,992	2,626,675
Comerica, Inc.	15,117	632,344
Crown Castle International Corp. REIT	29,642	2,562,551
Discover Financial Services	38,377	2,057,775
E*TRADE Financial Corp.(a)	25,589	758,458
Equinix, Inc. REIT	5,338	1,614,211
Equity Residential REIT	32,838	2,679,252
Essex Property Trust, Inc. REIT	5,555	1,329,923
Fifth Third Bancorp	71,754	1,442,255
Franklin Resources, Inc.	32,151	1,183,800
General Growth Properties, Inc. REIT	50,542	1,375,248
Goldman Sachs Group, Inc.	35,088	6,323,910
Hartford Financial Services Group, Inc.	36,830	1,600,632
HCP, Inc. REIT	40,777	1,559,313
Host Hotels & Resorts, Inc. REIT	66,359	1,017,947
Huntington Bancshares, Inc.	71,765	793,721
Intercontinental Exchange, Inc.	9,425	2,415,251
Invesco, Ltd.	38,289	1,281,916
Iron Mountain, Inc. REIT	19,374	523,292
JPMorgan Chase & Co.	321,872	21,253,208
KeyCorp	75,079	990,292
Kimco Realty Corp. REIT	37,316	987,381
Legg Mason, Inc.	9,115	357,581
Leucadia National Corp.	27,909	485,338

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2015

Security Description	Shares	Value

COMMON STOCKS – (continued)
Financials – (continued)
Lincoln National Corp.	23,510	$1,181,613
Loews Corp.	23,212	891,341
M&T Bank Corp.	14,234	1,724,876
Macerich Co. REIT	12,245	988,049
Marsh & McLennan Cos., Inc.	44,434	2,463,865
McGraw Hill Financial, Inc.	23,198	2,286,859
MetLife, Inc.	97,826	4,716,191
Moody’s Corp.	15,534	1,558,682
Morgan Stanley	133,155	4,235,661
Nasdaq, Inc.	9,225	536,618
Navient Corp.	35,041	401,219
Northern Trust Corp.	17,910	1,291,132
People’s United Financial, Inc.	28,734	464,054
Plum Creek Timber Co., Inc. REIT	15,886	758,080
PNC Financial Services Group, Inc.	44,542	4,245,298
Principal Financial Group, Inc.	22,826	1,026,714
Progressive Corp.	50,052	1,591,654
Prologis, Inc. REIT	46,747	2,006,381
Prudential Financial, Inc.	38,137	3,104,733
Public Storage REIT	13,052	3,232,980
Realty Income Corp. REIT	20,700	1,068,741
Regions Financial Corp.	124,443	1,194,653
Simon Property Group, Inc. REIT	27,335	5,315,017
SL Green Realty Corp. REIT	9,000	1,016,820
State Street Corp.(b)	34,247	2,272,631
SunTrust Banks, Inc.	46,082	1,974,153
Synchrony Financial(a)	74,871	2,276,827
T Rowe Price Group, Inc.	21,520	1,538,465
Torchmark Corp.	11,284	644,993
Travelers Cos., Inc.	27,798	3,137,282
Unum Group	19,924	663,270
US Bancorp	145,530	6,209,765
Ventas, Inc. REIT	29,803	1,681,783
Vornado Realty Trust REIT	16,246	1,623,950
Wells Fargo & Co.	406,446	22,094,405
Welltower, Inc. REIT	31,581	2,148,455
Weyerhaeuser Co. REIT	47,681	1,429,476
Willis Group Holdings PLC	400	19,428
XL Group PLC	28,120	1,101,742
Zions Bancorp	18,258	498,443

		259,467,614

Health Care – 14.9%
Abbott Laboratories	130,859	5,876,878
AbbVie, Inc.	141,963	8,409,888
Aetna, Inc.	30,215	3,266,846
Agilent Technologies, Inc.	30,375	1,269,979
Alexion Pharmaceuticals, Inc.(a)	19,527	3,724,775
Allergan PLC	34,726	10,851,875
AmerisourceBergen Corp.	17,452	1,809,947
Amgen, Inc.	66,491	10,793,484
Anthem, Inc.	23,219	3,237,657
Baxalta, Inc.	48,545	1,894,711
Baxter International, Inc.	45,145	1,722,282
Becton, Dickinson and Co.	18,204	2,805,054
Biogen, Inc.(a)	19,647	6,018,858
Boston Scientific Corp.(a)	121,577	2,241,880

Bristol-Myers Squibb Co.	146,812	10,099,198
C.R. Bard, Inc.	6,462	1,224,161
Cardinal Health, Inc.	28,124	2,510,629
Celgene Corp.(a)	69,265	8,295,176
Cerner Corp.(a)	27,563	1,658,466
Cigna Corp.	23,011	3,367,200
DaVita HealthCare Partners, Inc.(a)	15,472	1,078,553
DENTSPLY International, Inc.	11,766	715,961
Edwards Lifesciences Corp.(a)	19,290	1,523,524
Eli Lilly & Co.	86,057	7,251,163
Endo International PLC(a)	18,600	1,138,692
Express Scripts Holding Co.(a)	59,247	5,178,780
Gilead Sciences, Inc.	126,346	12,784,952
HCA Holdings, Inc.(a)	26,500	1,792,195
Henry Schein, Inc.(a)	7,600	1,202,244
Humana, Inc.	13,217	2,359,367
Illumina, Inc.(a)	12,900	2,476,091
Intuitive Surgical, Inc.(a)	3,152	1,721,496
Johnson & Johnson	243,341	24,995,988
Laboratory Corp. of America Holdings(a)	8,247	1,019,659
Mallinckrodt PLC(a)	10,300	768,689
McKesson Corp.	20,031	3,950,714
Medtronic PLC	123,904	9,530,696
Merck & Co., Inc.	245,998	12,993,614
Mylan NV(a)	34,207	1,849,573
Patterson Cos., Inc.	6,459	292,011
PerkinElmer, Inc.	9,732	521,343
Perrigo Co. PLC	13,114	1,897,596
Pfizer, Inc.	543,248	17,536,045
Quest Diagnostics, Inc.	12,958	921,832
Regeneron Pharmaceuticals, Inc.(a)	6,758	3,668,715
St. Jude Medical, Inc.	25,753	1,590,763
Stryker Corp.	28,195	2,620,443
Tenet Healthcare Corp.(a)	7,852	237,916
Thermo Fisher Scientific, Inc.	34,812	4,938,082
UnitedHealth Group, Inc.	83,222	9,790,236
Universal Health Services, Inc. Class B	7,800	932,022
Varian Medical Systems, Inc.(a)	9,131	737,785
Vertex Pharmaceuticals, Inc.(a)	21,048	2,648,470
Waters Corp.(a)	6,815	917,163
Zimmer Biomet Holdings, Inc.	15,027	1,541,620
Zoetis, Inc.	41,228	1,975,646

		238,178,583

Industrials – 9.9%
3M Co.	53,543	8,065,718
ADT Corp.	14,656	483,355
Allegion PLC	7,237	477,063
American Airlines Group, Inc.	53,800	2,278,430
AMETEK, Inc.	21,701	1,162,957
Boeing Co.	54,724	7,912,543
Caterpillar, Inc.	52,055	3,537,658
CH Robinson Worldwide, Inc.	13,082	811,346
Cintas Corp.	6,822	621,143
CSX Corp.	84,159	2,183,926
Cummins, Inc.	13,544	1,192,007
Danaher Corp.	51,678	4,799,853
Deere & Co.	27,554	2,101,544

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2015

Security Description	Shares	Value

COMMON STOCKS – (continued)
Industrials – (continued)
Delta Air Lines, Inc.	67,166	$3,404,645
Dover Corp.	13,745	842,706
Dun & Bradstreet Corp.	3,545	368,432
Eaton Corp. PLC	40,999	2,133,588
Emerson Electric Co.	55,269	2,643,516
Equifax, Inc.	10,495	1,168,828
Expeditors International of Washington, Inc.	17,144	773,194
Fastenal Co.	25,742	1,050,788
FedEx Corp.	23,350	3,478,916
Flowserve Corp.	13,755	578,810
Fluor Corp.	13,156	621,226
General Dynamics Corp.	25,689	3,528,641
General Electric Co.	830,049	25,856,026
Honeywell International, Inc.	68,303	7,074,142
Illinois Tool Works, Inc.	28,271	2,620,156
Ingersoll-Rand PLC	24,016	1,327,845
Jacobs Engineering Group, Inc.(a)	11,757	493,206
JB Hunt Transport Services, Inc.	8,500	623,560
Kansas City Southern	9,704	724,598
L-3 Communications Holdings, Inc.	7,265	868,240
Lockheed Martin Corp.	23,249	5,048,520
Masco Corp.	31,639	895,384
Nielsen Holdings PLC	31,775	1,480,715
Norfolk Southern Corp.	27,168	2,298,141
Northrop Grumman Corp.	15,886	2,999,436
PACCAR, Inc.	31,635	1,499,499
Parker-Hannifin Corp.	12,014	1,165,118
Pentair PLC	16,891	836,611
Pitney Bowes, Inc.	18,021	372,134
Precision Castparts Corp.	11,878	2,755,815
Quanta Services, Inc.(a)	17,693	358,283
Raytheon Co.	26,136	3,254,716
Republic Services, Inc.	20,014	880,416
Robert Half International, Inc.	11,874	559,740
Rockwell Automation, Inc.	10,879	1,116,294
Rockwell Collins, Inc.	10,800	996,840
Roper Technologies, Inc.	8,435	1,600,879
Ryder System, Inc.	5,655	321,374
Snap-on, Inc.	5,172	886,636
Southwest Airlines Co.	56,927	2,451,277
Stanley Black & Decker, Inc.	12,750	1,360,807
Stericycle, Inc.(a)	8,204	989,402
Textron, Inc.	26,206	1,100,914
Tyco International PLC	39,336	1,254,425
Union Pacific Corp.	74,138	5,797,592
United Continental Holdings, Inc.(a)	32,000	1,833,600
United Parcel Service, Inc. Class B	61,455	5,913,815
United Rentals, Inc.(a)	8,900	645,606
United Technologies Corp.	72,827	6,996,490
Verisk Analytics, Inc.(a)	14,200	1,091,696
Waste Management, Inc.	35,904	1,916,196
WW Grainger, Inc.	5,512	1,116,676
Xylem, Inc.	13,834	504,941

		158,108,594

Information Technology – 20.3%
Accenture PLC Class A	55,182	5,766,519
Activision Blizzard, Inc.	46,200	1,788,402
Adobe Systems, Inc.(a)	43,413	4,078,217
Akamai Technologies, Inc.(a)	16,234	854,395
Alliance Data Systems Corp.(a)	5,304	1,466,927
Alphabet, Inc. Class C(a)	26,045	19,765,030
Alphabet, Inc. Class A(a)	25,523	19,857,149
Amphenol Corp. Class A	25,880	1,351,712
Analog Devices, Inc.	26,718	1,478,040
Apple, Inc.	490,064	51,584,137
Applied Materials, Inc.	99,753	1,862,388
Autodesk, Inc.(a)	19,970	1,216,772
Automatic Data Processing, Inc.	39,365	3,335,003
Avago Technologies, Ltd.	22,918	3,326,548
Broadcom Corp. Class A	49,835	2,881,460
CA, Inc.	24,759	707,117
Cisco Systems, Inc.	443,429	12,041,314
Citrix Systems, Inc.(a)	14,978	1,133,086
Cognizant Technology Solutions Corp. Class A(a)	53,927	3,236,699
Corning, Inc.	110,150	2,013,542
CSRA, Inc.	13,232	396,960
eBay, Inc.(a)	99,458	2,733,106
Electronic Arts, Inc.(a)	26,721	1,836,267
EMC Corp.	171,574	4,406,020
F5 Networks, Inc.(a)	6,159	597,177
Facebook, Inc. Class A(a)	199,107	20,838,539
Fidelity National Information Services, Inc.	23,086	1,399,012
First Solar, Inc.(a)	6,849	451,965
Fiserv, Inc.(a)	20,842	1,906,209
FLIR Systems, Inc.	11,839	332,321
Harris Corp.	9,998	868,826
Hewlett Packard Enterprise Co.	151,063	2,296,158
HP, Inc.	163,963	1,941,322
Intel Corp.	415,420	14,311,219
International Business Machines Corp.	78,647	10,823,400
Intuit, Inc.	24,526	2,366,759
Juniper Networks, Inc.	27,944	771,254
KLA-Tencor Corp.	12,673	878,873
Lam Research Corp.	14,181	1,126,255
Linear Technology Corp.	20,421	867,280
MasterCard, Inc. Class A	87,349	8,504,299
Microchip Technology, Inc.	19,906	926,425
Micron Technology, Inc.(a)	88,228	1,249,308
Microsoft Corp.	702,177	38,956,780
Motorola Solutions, Inc.	13,128	898,612
NetApp, Inc.	28,943	767,858
NVIDIA Corp.	43,612	1,437,451
Oracle Corp.	279,470	10,209,039
Paychex, Inc.	28,631	1,514,294
PayPal Holdings, Inc.(a)	98,558	3,567,800
Qorvo, Inc.(a)	13,600	692,240
QUALCOMM, Inc.	134,385	6,717,234
Red Hat, Inc.(a)	16,430	1,360,568
salesforce.com, Inc.(a)	54,205	4,249,672
SanDisk Corp.	17,006	1,292,286
Seagate Technology PLC	29,076	1,065,926
Skyworks Solutions, Inc.	17,300	1,329,159
Symantec Corp.	63,103	1,325,163

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2015

Security Description	Shares	Value

COMMON STOCKS – (continued)
Information Technology – (continued)
TE Connectivity, Ltd.	34,549	$2,232,211
Teradata Corp.(a)	12,813	338,519
Texas Instruments, Inc.	87,506	4,796,204
Total System Services, Inc.	13,399	667,270
VeriSign, Inc.(a)	8,020	700,627
Visa, Inc. Class A	170,040	13,186,602
Western Digital Corp.	19,647	1,179,802
Western Union Co.	42,240	756,518
Xerox Corp.	76,492	813,110
Xilinx, Inc.	23,142	1,086,980
Yahoo!, Inc.(a)	74,037	2,462,471

		325,177,807

Materials – 2.7%
Air Products & Chemicals, Inc.	17,407	2,264,825
Airgas, Inc.	5,840	807,789
Alcoa, Inc.	111,089	1,096,448
Avery Dennison Corp.	7,818	489,876
Ball Corp.	12,658	920,616
CF Industries Holdings, Inc.	19,730	805,181
Dow Chemical Co.	98,190	5,054,821
E.I. du Pont de Nemours & Co.	76,594	5,101,160
Eastman Chemical Co.	12,072	814,981
Ecolab, Inc.	23,665	2,706,803
FMC Corp.	13,422	525,203
Freeport-McMoRan, Inc.	92,164	623,950
International Flavors & Fragrances, Inc.	6,480	775,267
International Paper Co.	34,308	1,293,412
LyondellBasell Industries NV Class A	31,452	2,733,179
Martin Marietta Materials, Inc.	6,155	840,650
Monsanto Co.	37,994	3,743,169
Mosaic Co.	27,716	764,685
Newmont Mining Corp.	42,973	773,084
Nucor Corp.	26,606	1,072,222
Owens-Illinois, Inc.(a)	13,263	231,042
PPG Industries, Inc.	23,188	2,291,438
Praxair, Inc.	24,600	2,519,040
Sealed Air Corp.	18,969	846,017
Sherwin-Williams Co.	6,987	1,813,825
Vulcan Materials Co.	10,990	1,043,720
WestRock Co.	23,948	1,092,508

		43,044,911

Telecommunication Services – 2.4%
AT&T, Inc.	541,318	18,626,752
CenturyLink, Inc.	50,273	1,264,869
Frontier Communications Corp.	83,838	391,524
Level 3 Communications, Inc.(a)	25,600	1,391,616
Verizon Communications, Inc.	358,051	16,549,117

		38,223,878

Utilities – 2.9%
AES Corp.	57,259	547,969
AGL Resources, Inc.	10,502	670,133
Ameren Corp.	21,056	910,251
American Electric Power Co., Inc.	43,843	2,554,732
CenterPoint Energy, Inc.	38,135	700,159
CMS Energy Corp.	24,501	883,996

Consolidated Edison, Inc.	24,600	1,581,042
Dominion Resources, Inc.	52,768	3,569,228
DTE Energy Co.	15,039	1,205,977
Duke Energy Corp.	59,591	4,254,201
Edison International	28,905	1,711,465
Entergy Corp.	15,800	1,080,088
Eversource Energy	26,443	1,350,444
Exelon Corp.	76,859	2,134,374
FirstEnergy Corp.	39,729	1,260,601
NextEra Energy, Inc.	40,257	4,182,300
NiSource, Inc.	27,678	539,998
NRG Energy, Inc.	30,098	354,253
Pepco Holdings, Inc.	20,759	539,942
PG&E Corp.	43,712	2,325,041
Pinnacle West Capital Corp.	11,056	712,891
PPL Corp.	59,956	2,046,298
Public Service Enterprise Group, Inc.	44,936	1,738,574
SCANA Corp.	13,901	840,871
Sempra Energy	20,824	1,957,664
Southern Co.	80,484	3,765,846
TECO Energy, Inc.	18,350	489,028
WEC Energy Group, Inc.	26,587	1,364,179
Xcel Energy, Inc.	41,700	1,497,447

		46,768,992

TOTAL COMMON STOCKS (Cost $661,325,777)		1,572,326,042

SHORT-TERM INVESTMENTS – 2.3%
Money Market Fund – 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.07%(c)(d)	32,967,587	32,967,587

	Principal Amount
U.S. Government Security – 0.2%
U.S. Treasury Bill 0.02% due 3/10/2016(c)(e)	3,860,000	3,859,852

		3,859,852

TOTAL SHORT-TERM INVESTMENTS (Cost $36,827,439)		36,827,439

TOTAL INVESTMENTS – 100.5% (Cost $698,153,216(f))		1,609,153,481
Liabilities in Excess of Other Assets – (0.5)%		(7,555,049)

NET ASSETS – 100.0%		$1,601,598,432

(a)	Non-income producing security

(b)	Affiliated issuer (Note 4).

(c)	The rate shown is the annualized seven-day yield at December 31, 2015.

(d)	Affiliated fund managed by SSGA Funds Management, Inc. (Note 4).

(e)	All or part of this security has been designated as collateral for futures contracts.

(f)	Cost of investments shown approximates cost for federal income tax purposes. Gross unrealized appreciation and gross unrealized

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2015

depreciation of investments at December 31, 2015 was $930,121,776 and $19,121,511, respectively, resulting in net unrealized appreciation of investments of $911,000,265.

REIT	Real Estate Investment Trust

At December 31, 2015, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 Financial Futures Contracts (long)	03/18/2016	303	$30,836,310	$350,235

Total				$350,235

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments in unaffiliated issuers at value (identified cost $664,024,354)	$1,573,913,263
Investments in non-controlled affiliates at value (identified cost $34,128,862) (Note 4)	35,240,218

Total investments at value (identified cost $698,153,216)	1,609,153,481
Cash	19,331
Receivable for investments sold	18,336
Dividends and interest receivable	2,074,120
Dividend receivable from non-controlled affiliates (Note 4)	11,644
Receivable from Investment Adviser	8,108

Total assets	1,611,285,020

Liabilities
Payable for investments purchased	9,129,540
Payable to broker – variation margin on open futures contracts	290,882
Management fees payable (Note 4)	266,166

Total liabilities	9,686,588

Net Assets	$1,601,598,432

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividend income – unaffiliated issuers (net of foreign taxes withheld of $178,756)	$55,432,202
Dividend income – non-controlled affiliated issuer	124,033
Interest income	342

Total investment income	55,556,577

Expenses
Management fees (Note 4)	1,219,468
Other expenses	32,875

Total expenses	1,252,343
Less: Expenses waived by the Adviser (Note 4)	(8,108)

Net expenses	1,244,235

Net Investment Income (Loss)	54,312,342

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments – unaffiliated issuers	587,355,932
Futures contracts	(135,361)

Net realized gain (loss)	587,220,571

Net change in net unrealized appreciation/(depreciation) on:
Investments	(588,153,644)
Futures contracts	(2,031,823)

Net change in unrealized appreciation/(depreciation)	(590,185,467)

Net realized and unrealized gain (loss) on investments and future contracts	(2,964,896)

Net Increase (Decrease) in Net Assets Resulting From Operations	$51,347,446

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$54,312,342	$54,845,406
Net realized gain (loss) on investments and futures contracts	587,220,571	17,844,354
Net change in net unrealized appreciation (depreciation) on investments and futures contracts	(590,185,467)	279,107,499

Net increase (decrease) in net assets from operations	51,347,446	351,797,259

Capital Transactions:
Contributions	240,295,137	353,779,321
Withdrawals	(369,462,446)	(185,039,609)
In-kind redemptions (Note 7)	(1,189,904,577)	(390,808,177)

Net increase (decrease) in net assets from capital transactions	(1,319,071,886)	(222,068,465)

Net Increase (Decrease) in Net Assets	(1,267,724,440)	129,728,794
Net Assets
Beginning of year	2,869,322,872	2,739,594,078

End of year	$1,601,598,432	$2,869,322,872

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Financial Highlights

	Year Ended 12/31/15	Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12		Year Ended 12/31/11
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$1,601,598	$2,869,323		$2,739,594		$2,055,241		$1,825,528
Ratios to average net assets:
Expenses before waiver and payments by affiliates	0.045%	0.045%		0.045%		0.045%		0.045%
Expenses net of waiver and payments by affiliates	0.045%	0.045%		0.045%		0.045%		0.045%
Net investment income	2.00%	1.98%		2.05%		2.26%		2.04%
Portfolio turnover rate	7%	2	%(a)	4	%(a)	9	%(a)	15	%(a)
Total return(b)	1.41%	13.62%		32.30%		15.97%		2.03%

(a)	The portfolio turnover rate excludes in-kind security transactions (Note 7).

(b)	Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements

December 31, 2015

1.	Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is as an open-end management investment company, and was organized as a Massachusetts business trust on July 27, 1999. The Trust consists of five (5) investment portfolios: State Street Equity 500 Index Portfolio, State Street Money Market Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio. Financial statements herein relate only to the State Street Equity 500 Index Portfolio (the “Portfolio”) which commenced operations on March 1, 2000.

At December 31, 2015 the following Portfolios were operational: State Street Equity 500 Index Portfolio, State Street Money Market Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests. The Portfolio is treated as a partnership for federal income tax purposes.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the U.S. There is no assurance that the Portfolio will achieve its objective.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services Investment Companies (“ASC 946”).

Security Valuation

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2015

current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•

Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit. Money market funds generally value portfolio investments using the amortized cost method as set forth in Rule 2a-7 under the 1940 Act and in accordance with fund procedures to stabilize net asset value.

•

Debt obligations (both governmental and non-governmental) purchased with greater than sixty days to maturity and not investment grade are valued at last reported evaluated bid prices obtained from independent pricing services or brokers. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate the Portfolio’s net asset value and the prices used by the Portfolio’s underlying index, which in turn could result in a difference between the Portfolio’s performance and the performance of the Portfolio’s underlying index. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are categorized into a hierarchy consisting of three broad levels for financial reporting purposes.

The Portfolio values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2015

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. All transfers are recognized at the end of the reporting period. The Portfolio had no transfers between levels for the year ended December 31, 2015.

The following table summarizes the value of the Portfolio’s investment according to the fair value hierarchy as of December 31, 2015:

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$1,572,326,042	$–	$–	$1,572,326,042
U.S. Government Security	–	3,859,852	–	3,859,852
Money Market Fund	32,967,587	–	–	32,967,587

TOTAL INVESTMENTS	1,605,293,629	3,859,852	–	1,609,153,481
OTHER FINANCIAL INSTRUMENTS:**
Futures contracts*	350,235	–	–	350,235

TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$1,605,643,864	$3,859,852	$–	$1,609,503,716

*	Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

**	Other Financial instruments are derivative investments not reflected in the Schedule of Investments such as futures contracts.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized or accreted for financial reporting purposes. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2015

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Expenses

Certain expenses, which are directly identifiable to a specific portfolio, are applied to that portfolio within the Trust. Other expenses which cannot be attributed to a specific portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the portfolios within the Trust.

Futures

The Portfolio may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index. Such receipt or payment is recorded by the Portfolio for financial statement purposes as part of unrealized gains or losses, and is recorded on the Statement of Assets and Liabilities as Receivable or Payable to broker – variation margin on open futures contracts. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations.

The risk of loss in trading futures contracts in some strategies is potentially unlimited. Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the year ended December 31, 2015, the Portfolio entered into futures contracts for cash equalization and return enhancement.

The following tables summarizes the value of the Portfolio’s derivative instruments as of December 31, 2015 and related location in the accompanying Statement of Assets and Liabilities and Statement of Operations presented by primary underlying risk exposure:

Asset Derivatives(1)

	Equity Contracts Risk	Total
Futures Contracts	$350,235	$350,235

Transactions in derivative instruments during the year ended December 31, 2015, were as follows:

Realized Gain (Loss)(2)

	Equity Contracts Risk	Total
Futures Contracts	$(135,361)	$(135,361)

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2015

Change in Appreciation (Depreciation)(3)

	Equity Contracts Risk	Total
Futures Contracts	$(2,031,823)	$(2,031,823)

(1)

Schedule of Investments: Unrealized depreciation on futures contracts. Only unsettled receivable/payable for variation margin amounting to $290,882 is reported within Statement of Assets and Liabilities.

(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts

(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional value of futures outstanding contracts during the year ended December 31, 2015 was $57,411,920.

Federal Income Taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) has reviewed the tax positions for open tax years as of December 31, 2015, and has determined that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years, as applicable, remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. No income tax returns are currently under examination. Management has analyzed tax laws and regulations and their applications to the Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

At December 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$770,913,316	$930,502,004	$92,261,839	$838,240,165

3.	Investment Transactions

For the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) were $172,359,053 and $194,628,702, respectively.

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2015

4.	Fees and Compensation paid to Affiliates and other Related Party Transactions

Management Fees

The Portfolio has entered into an Investment Advisory Agreement with SSGA FM, a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSGA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations.

During the year ended December 31, 2015, SSGA FM voluntarily agreed to waive fees of $8,108.

Effective June 1, 2015, SSGA FM serves as Administrator and State Street serves as Sub-Administrator. The Trust has contracted with State Street to provide custody, sub-administration and transfer agent services to the Portfolio. In compensation for SSGA FM’s services as investment adviser and administrator and for State Street’s services as sub-administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets. Prior to June 1, 2015, State Street served as Administrator.

Transactions with Affiliates

The Portfolio invested in an affiliated company, State Street Corp. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund and the State Street Institutional U.S. Government Money Market Fund. Amounts relating to these investments at December 31, 2015, and for the period then ended are:

Security Description	Number of shares held at 12/31/14	Shares purchased for the year ended 12/31/15	Shares sold for the year ended 12/31/15	Number of shares held at 12/31/15	Value at 12/31/15	Income earned for the year ended 12/31/15	Realized gain/loss on shares sold
State Street Corp.	62,947	3,700	32,400	34,247	2,272,631	76,958	1,052,917
State Street Institutional Liquid Reserves Fund, Premier Class	91,116,189	233,280,225	324,396,414	–	–	45,863	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	165,704,607	132,737,020	32,967,587	32,967,587	1,428	–

The Portfolio may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund – Premier Class (formerly Institutional Class) (“Liquid Reserves Fund”) and State Street Institutional U.S. Government Money Market Fund – Premier Class (“U.S. Government Money Market Fund”), both series of State Street Institutional Investment Trust. The Liquid Reserves Fund and U.S. Government Money Market Fund are feeder funds in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio and the State Street U.S. Government Money Market Portfolio (“Master Portfolios”). The Liquid Reserves Fund and U.S. Government Money Market Fund do not pay an investment advisory fee to the Adviser, but the Master Portfolios in which they invest pay an investment advisory fee to the Adviser. The Liquid Reserves Fund and U.S. Government Money Market Fund intend to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Portfolio from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statement of Operations.

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2015

5.	Trustees’ Fees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Portfolio does not receive compensation from the Portfolio for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the Trust, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance as of the date of these financial statements. Trustees’ fees and expenses are allocated among the Trusts and funds overseen by the Trustees in a manner deemed equitable taking into consideration the relative net assets of the funds, subject to a $15,000 minimum per fund. The Trustees were not paid pension or retirement benefits as part of the Trust’s expenses.

6.	Line of Credit

Effective October 15, 2015, certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) share in a $360 million revolving credit facility provided by a syndication of banks. The Participants may borrow for the purpose of meeting shareholder redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses and are paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%. A Participant may borrow up to a maximum of 33% of its assets or a lower amount as may be set forth in the Portfolio’s prospectus. The Portfolio had no outstanding loans during the year ended December 31, 2015.

7.	In-Kind Redemptions

On August 11, 2014, the State Street Equity 500 Index Fund redeemed its interest in the Portfolio in connection with a transfer of net assets to the State Street Equity 500 Index II Portfolio, a series of State Street Institutional Investment Trust. The transfer consisted of five hundred and three (503) securities totaling $387,955,841 at market value and $2,852,336 in cash, and is disclosed in the Statement of Changes in Net Assets.

On October 30, 2015, five hundred and three (503) securities totaling $1,164,494,980 at market value and $25,409,596 in cash were transferred by way of an in-kind distribution of 41.53% of the net assets of the Portfolio and realized gains of $511,603,703. The transfer is disclosed on the Statement of Changes in Net Assets.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of State Street Master Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2016

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information

December 31, 2015 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of the State Street Equity 500 Index Portfolio (the “Portfolio”), you incur ongoing costs, which include costs for portfolio management and administrative services, among others. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2015 to December 31, 2015.

The table below illustrates your Portfolio’s costs in two ways:

•

Based on actual Portfolio return.    This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the actual return of the Portfolio, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return.    This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period *

Based on Actual Portfolio Return	$1,000.00	$1,004.78	$0.31

Based on Hypothetical (5% return before expenses)	$1,000.00	$1,024.89	$0.32

*	The calculations are based on expenses incurred in the most recent fiscal period of the Portfolio. The annualized expense ratio for the six months ended December 31, 2015 was 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (the most recent six month period).

State Street Master Funds

State Street Equity 500 Index Portfolio

Shareholder Requests for Additional Information

December 31, 2015 (Unaudited)

Proxy Voting Policies and Procedures

The Portfolio has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Portfolio have adopted to determine how to vote proxies relating to portfolio securities are contained in the Portfolio’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iii) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Portfolio voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Portfolio will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Portfolio’s semi-annual and annual financial statements. The Portfolio’s Form N-Q is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

State Street Master Funds

State Street Equity 500 Index Portfolio

Trustees and Officers Information

December 31, 2015 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	75	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.
Patrick J. Riley State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	75	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	75	Former Trustee of Old Mutual South Africa Master Trust.
William L. Marshall State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; 2015 to present, Board Member, The Doylestown Health Foundation Board.	75	Marshall Financial Group, Inc.

State Street Master Funds

State Street Equity 500 Index Portfolio

Trustees and Officers Information — (continued)

December 31, 2015 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Richard D. Shirk State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	75	Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present); Chairman (January 2014 – Present).
Rina K. Spence State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Honorary Consul for Monaco in Boston (2015 – present).	75
Bruce D. Taber State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	75

State Street Master Funds

State Street Equity 500 Index Portfolio

Trustees and Officers Information — (continued)

December 31, 2015 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Douglas T. Williams State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	75

Interested Trustee(1)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	290	Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSGA Active Trust; and Trustee, SSGA Master Trust.

(1)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

State Street Master Funds

State Street Equity 500 Index Portfolio

Trustees and Officers Information — (continued)

December 31, 2015 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2014 – present); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – April 2014).
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Trevor Swanberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1979	Code of Ethics Compliance Officer	Term: Indefinite Elected: 8/15	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (January 2015 – Present); Senior Manager-Mutual Fund Compliance, ICMA-Retirement Corporation (December 2011 – January 2015); Assistant Vice President, J.P. Morgan (September 2007 – December 2011).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).
David K. James State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).
Kristin Schantz State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).

Trustees

William L. Boyan

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Sub-Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Equity 500 Index Portfolio State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	SSITEQAR IBG-18502

Item 2. Code of Ethics.

As of the end of the period covered by this report, SSGA Funds (the “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that a Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by a Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. As of the end of the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM”). The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Registrant’s Code is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Michael F. Holland, William L. Boyan and Mr. Richard D. Shirk. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended August 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements or services normally provided by E&Y in connection with the Registrant’s statutory and regulatory filings and engagements was $166,000. For the fiscal year ended August 31, 2015, the aggregate audit fees billed for professional services rendered by the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements or services normally provided in connection with the Registrant’s statutory and regulatory filings and engagements was $307,600.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2015 and August 31, 2016, there were no fees for assurance and related services by the Registrant’s principal accountant reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

The aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2016 was $75,600. The aggregate tax fees billed for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2015 was $92,000.

(d)	All Other Fees

For the fiscal year ended August 31, 2016, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to SSGA FM and any entity controlling, controlled by, or under common control with SSGA FM that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s audit committee was approximately $7,722,372. For the fiscal year ended August 31, 2015, the aggregate fees for professional services rendered by the Registrant’s principal accountant for products and services provided to SSGA FM and any entity controlling, controlled by, or under common control with SSGA FM that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s audit committee was approximately $7,638,332.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

Pre-Approval Requirements. Before the independent accountants are engaged by the Trust to render audit or non-audit services, either:

1.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting; or

2.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent accountants during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

Pre-Approval of Non-Audit Services Provided to SSGA FM and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent accountants to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent accountants’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent accountants to notify the Audit Committee of any non-audit services that need to be pre-approved.

Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent accountants by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).”

(e)(2)  Percentages of Services

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal year ended August 31, 2016, the aggregate non-audit fees billed by E&Y for services rendered to the Registrant and SSGA FM and any entity controlling, controlled by, or under common control with SSGA FM that provided ongoing services to the Registrant was approximately $25,696,758. For the fiscal year ended August 31, 2015, the aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and SSGA FM and any entity controlling, controlled by, or under common control with SSGA FM that provided ongoing services to the Registrant was approximately $22,779,805.

(h)	E&Y notified the Registrant’s Audit Committee of all non-audit services that were rendered by E&Y to SSGA FM and any entity controlling, controlled by, or under common control with SSGA FM that provides services to the Registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Registrant’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committees of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a)	Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors. The Board of Trustees previously approved an Amended and Restated Nominating Committee Charter (the “Charter”) at their February 13, 2014 Board Meeting. The Charter contains procedures related to how shareholders are to submit recommendations for Trustee candidates to the Trust. Those procedures are as follows:

Procedures for Shareholders to Submit Nominee Candidates

(As of February 13, 2014)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Nominating Committee in connection with the Nominating Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Nominating Committee in connection with any subsequent nomination(s).

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Nominating Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.	The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable to the Registrant.

(b) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSGA FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	November 4, 2016

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Principal Financial Officer,
Principal Accounting Officer and Treasurer

Date:	November 4, 2016